UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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EXPLANATORY NOTE

This revision attaches the anual shareholder report of The BlackRock Pennsylvania Strategic Municipal Trust for the fiscal year ended April 30, 2014 to the Registrant’s DEF 14A filing on January 23, 2015.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

January 23, 2015

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of The BlackRock Pennsylvania Strategic Municipal Trust (“BPS” or the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 12, 2015 at 4:30 p.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of BPS: You and the common shareholders of the Target Fund are being asked to vote as a single class on a proposal to approve the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”). In addition, you are separately being asked to vote as a separate class on a proposal to approve the Reorganization. The Funds have similar (but not identical) investment objectives, investment policies and investment restrictions.

Preferred Shareholders of MPA: You are being asked to vote as a separate class on a proposal to approve the Reorganization.

The enclosed Joint Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of the Target Fund are also being asked to attend the Special Meeting and to vote with respect to the proposal described above that requires the vote of the common shareholders and preferred shareholders of the Target Fund as a single class. The Target Fund is delivering to its common shareholders a separate Combined Proxy Statement/Prospectus with respect to such proposals.

The Board of Trustees of each Fund believes the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal, as applicable. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

January 23, 2015

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the meeting and the proposals to be voted on. The enclosed Joint Proxy Statement is being sent only to holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of The BlackRock Pennsylvania Strategic Municipal Trust (the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”). The Target Fund is separately soliciting the votes of holders of Target Fund common shares (“Common Shares”) through a separate Combined Proxy Statement/Prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT Ticker: BPS): You and the common shareholders of your Fund are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and the Acquiring Fund, pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, of the Target Fund, and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

You are also being asked to vote as a separate class on the proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law.

Preferred Shareholders of BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA): You are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

The transactions contemplated by the Reorganization Agreement are referred to herein as the “Reorganization.” The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

Q:	Why has each Fund’s Board recommended these proposals?

A:

The Board of Trustees (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that the proposed Reorganization would be in the best interests of its Fund. The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar (but not identical)

investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment advisor, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the proposed Reorganization is intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on net asset value (“NAV”) for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(e)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Q:	How will holders of VRDP Shares be affected by the Reorganization?

A:	As of the date of the enclosed Joint Proxy Statement, each Fund has Series W-7 VRDP Shares outstanding. As of December 31, 2014, the Target Fund has 163 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 663 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 163 additional VRDP Shares to VRDP Holders of the Target Fund. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to such effective date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Q:	How similar are the Funds?

A:

The Funds have the same investment advisor, portfolio managers, officers and trustees. The Target Fund is organized as a Delaware statutory trust and the Acquiring Fund is organized as a Massachusetts business trust. The Acquiring Fund has Common Shares listed on the

New York Stock Exchange and the Target Fund has Common Shares listed on the NYSE MKT. Each Fund has privately placed VRDP Shares outstanding. Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Theodore R. Jaeckel, Jr. and Walter O’Connor.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

The Funds’ Investment Objectives:

•

The Target Fund’s investment objectives are to provide current income exempt from regular Federal and Pennsylvania income taxes, and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

•

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds:

•

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

•

The Acquiring Fund invests at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes.

Investment Grade Securities:

•

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or that are unrated but judged to be of comparable quality by the Investment Advisor.

•

Under normal market conditions, the Acquiring Fund invests primarily in a portfolio of long term municipal obligations that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality.

•

Although the Acquiring Fund’s investment policy with respect to below investment grade securities may be more flexible than the investment policy of the Target Fund with respect to below investment grade securities, the Acquiring Fund currently does not intend to invest in below investment grade securities; except, however, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund upon the consummation of the Reorganization. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

Leverage:

•	Each Fund utilizes VRDP Shares and tender option bonds for leverage.

Other Investment Policies:

•	The Acquiring Fund may not engage in short sales or securities lending, while these are permitted activities for the Target Fund.

It is not anticipated that there will be any significant disposition of the holdings in any Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Q:	How will the Reorganization be effected?

A:	Assuming the Reorganization receives the requisite shareholder approvals, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional Common Shares). The Target Fund then will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Common shareholders of the Target Fund will receive newly issued Common Shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of the Target Fund such shareholders held immediately prior to the closing of the Reorganization (although common shareholders may receive cash for fractional Common Shares). The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the effective date of the Reorganization if such dividends have not been paid prior to such effective date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis as discussed more fully in the Joint Proxy Statement.

Common shareholders of the Funds will indirectly bear the costs of the Reorganization. The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approvals are required to complete the Reorganization?

A:	The Reorganization is contingent upon the following approvals:

•

The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by the Target Fund’s common shareholders and VRDP Holders voting as a single class;

•

The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by Target Fund VRDP Holders voting as a separate class; and

•

The approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone Massachusetts business trust (with respect to the Acquiring Fund) or Delaware statutory trust (with respect to the Target Fund) registered under the 1940 Act as a non-diversified closed-end investment management company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions. The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more VRDP Holder of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the proposal; there is no guarantee that such shareholder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of preferred shareholders of the Acquiring Fund being solicited in connection with the Reorganization?

We are seeking the approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders, voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve the Reorganization Agreement as a separate class, then the Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-866-628-6024.

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 12, 2015

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT Ticker: BPS) (the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (the “Acquiring Fund” and, together with the Target Fund, each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 12, 2015 at 4:30 p.m. (Eastern time) for the following purposes:

For Shareholders of the Target Fund:

Proposal 1(A): The holders of common shares (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and holders of VRDP Shares (“VRDP Holders”), respectively, of the Target Fund (although cash may be distributed in lieu of fractional Common Shares), and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Shareholders of record of each Fund as of the close of business on January 12, 2015 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their preferred shareholders on the proposals described above through a Joint Proxy Statement.

The Target Fund is separately soliciting the votes of its common shareholders on proposal 1(A) through a separate Combined Proxy Statement/Prospectus and not through the Joint Proxy Statement.

THE BOARD OF TRUSTEES (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT COMMON SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

—	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE COMBINED PROXY STATEMENT/ PROSPECTUS.

THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE TARGET FUND CAST THEIR VOTE:

—	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

—	FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

January 23, 2015

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE

OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2015.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-26289

SPECIAL MEETING OF SHAREHOLDERS

January 23, 2015

JOINT PROXY STATEMENT

This Joint Proxy Statement (this “Proxy Statement”) is being furnished to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of The BlackRock Pennsylvania Strategic Municipal Trust (NYSE MKT Ticker: BPS) (“BPS” or the “Target Fund”) and/or BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA” or the “Acquiring Fund” and together with the Target Fund, each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the special meeting of the shareholders (the “Special Meeting”) of each Fund and at any and all adjournments, postponements or delays thereof. The Special Meeting will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 12, 2015 at 4:30 p.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Proxy Statement. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your VRDP Shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is February 2, 2015.

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund

Proposal 1(A): The common shareholders and holders of VRDP Shares (“VRDP Holders”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares (“Common Shares” and together with the VRDP Shares, the “Shares”) and VRDP Shares of the Acquiring Fund, which will be distributed to the Target Fund’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, and (ii) the Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law.

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law.

For Shareholders of the Acquiring Fund

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement will reduce costs and is in the best interests of each Fund’s shareholders.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about February 2, 2015.

Shareholders of record of each Fund as of the close of business on January 12, 2015 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Shareholders of each Fund are entitled to one vote for each Share held, with no Shares having cumulative voting rights. VRDP Holders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Joint Proxy Statement is only being delivered to the preferred shareholders of each Fund. The Target Fund is separately soliciting the votes of its common shareholders on proposal 1(A) through a separate Combined Proxy Statement/Prospectus and not through this Proxy Statement.

The Reorganization Agreement that Fund shareholders are being asked to consider involves transactions that will be referred to in this Proxy Statement as the “Reorganization.” The Fund surviving the Reorganization is referred to herein as the “Combined Fund.”

The Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust. Each Fund is a non-diversified closed-end investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar (but not identical) investment policies and investment restrictions.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the closing of the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the effective date of the Reorganization (the “Closing Date”). The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of the Target Fund’s outstanding VRDP Shares, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund and the Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s Shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-628-6024.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

BlackRock updates performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Each Fund is a non-diversified closed-end investment company registered under the 1940 Act. The Acquiring Fund has Common Shares registered on the NYSE and the Target Fund has Common Shares registered on the NYSE MKT. The VRDP Shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganization are being issued only to holders of VRDP Shares of the Target Fund that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to restrictions on transfer.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your Shares to be voted, your Shares will be voted “FOR” each proposal, as applicable. If your Shares are held through a broker, you must provide voting instructions to your broker about how to vote your Shares in order for your broker to vote your Shares as you instruct at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 12, 2015

The Proxy Statement is available at www.proxy-direct.com/blk-26289

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Proposed Reorganization

Assuming the Reorganization receives the requisite shareholder approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional Common Shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the closing of the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of the Target Fund will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund, which will have terms that are substantially similar to the terms of the Target Fund’s outstanding VRDP Shares. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2015, but it may be at a different time as described herein.

If the Reorganization is not consummated, then each Fund will continue to operate for the time being as a stand-alone Delaware statutory trust or Massachusetts business trust, as applicable, and will continue to be advised by the Investment Advisor. However, if the

Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

Background and Reasons for the Proposed Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment advisor and portfolio management team.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders:

(i)      lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)     improved earnings yield on NAV for common shareholders of the Target Fund and a comparable (i.e., the same or slightly lower or higher) earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)   improved secondary market trading of the Common Shares; and

(iv)    operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)     greater investment flexibility and investment options;

(b)    greater diversification of portfolio investments;

(c)     the ability to trade in larger positions and more favorable transaction terms;

(d)    benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(e)     benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of Trustees (the “Board”) of each Fund, including the trustees (“Board Members”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. The Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganization” for additional information about the factors considered by each Board.

Net and Managed Assets	As of December 31, 2014, the Target Fund has $30,069,794 in net assets and $47,913,233 in managed assets, and the Acquiring Fund has $185,462,976 in net assets and $288,829,183 in managed assets.

VRDP Shares

As of December 31, 2014, the Target Fund has 163 Series W-7 VRDP Shares outstanding, and the Acquiring Fund has 663 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 163 additional Acquiring Fund VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Appraisal Rights

Shareholders of the Target Fund and Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Target Fund and Acquiring Fund are organized as a Delaware statutory trust and a Massachusetts business trust, respectively, and the declaration of trust of the Funds, as amended, do not provide for appraisal rights.

Certain U.S. Federal Income Tax Consequences of the Reorganization	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History of the Fund

The Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust.

Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Acquiring Fund has a July 31 fiscal year end.

The Target Fund has an April 30 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “MPA.”

The Target Fund Common Shares are listed on the NYSE MKT as “BPS.”

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objectives and Policies

The Funds have similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

The Funds’ Investment Objectives:

• The Target Fund’s investment objectives are: to provide current income exempt from regular Federal and Pennsylvania income taxes; and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

• The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds:

• The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

• The Acquiring Fund invests at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes.

Investment Grade Securities:

• The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”) or that are unrated but judged to be of comparable quality by the Investment Advisor.

• Under normal market conditions, the Acquiring Fund invests primarily in a portfolio of long term municipal obligations that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality.

•  Although the Acquiring Fund’s below investment policy with respect to below investment grade securities may be more flexible than the investment policy of the Target Fund with respect to below investment grade securities, the Acquiring Fund currently does not intend to invest in below investment grade securities; except, however, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund upon the consummation of the Reorganization. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

Leverage: Each Fund utilizes VRDP Shares and tender option bonds for leverage.

Other Investment Policies: The Acquiring Fund may not engage in short sales or securities lending, while these are permitted activities for the Target Fund.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. After the Reorganization, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are as follows:

	Service	Service Providers to the Funds
	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

	Liquidity Provider to VRDP Shares	Citibank, N.A.

	Remarketing Agent to VRDP Shares	Citigroup Global Markets, Inc.

Service	Service Providers to the Funds
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Accounting Services Provider	State Street Bank and Trust Company

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

PROPOSAL 1—THE REORGANIZATION OF THE FUNDS

The Reorganization seeks to combine two funds that have the same investment advisor, the same portfolio managers, the same board members, and similar (but not identical) investment objectives, investment policies and investment restrictions.

Description of the Reorganization

The Reorganization Agreement (a form of which is attached as Appendix A) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the Target Fund in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.05 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to Target Fund shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly-issued Acquiring Fund Shares will be issued in the form of book entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional Target Fund Common Shares and sell the resulting whole Common Shares on the NYSE MKT, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. See “—Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by the Target Fund’s common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for the Target Fund VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such VRDP Holder.

As a result of the Reorganization, each common shareholder of the Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the closing of the Reorganization equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund Common Shares immediately prior to the Closing Date. The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganization. Since Acquiring Fund Common Shares will be issued at NAV in exchange for the Common Shares of the Target Fund having a value equal to the aggregate NAV (not the market value) of those Acquiring Fund Common Shares, the NAV per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for the Acquiring Fund’s proportion of the applicable costs of the Reorganization. Thus, the Reorganization will result in no dilution of the NAV of Acquiring Fund Common Shares, other than to reflect the applicable costs of the Reorganization.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of the Target Fund, the interests of the Target Fund’s VRDP Holders will not be diluted as a result of the Reorganization.

As a result of the Reorganization, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Target Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its agreement and declaration of trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

If the Reorganization is not consummated, each Fund will continue to operate, for the time being, as a stand-alone Delaware statutory trust or Massachusetts business trust, as applicable, and will continue to be advised by the Investment Advisor. If, however, the Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of the Target Fund recommends that Target Fund VRDP Holders vote “FOR” the proposed Reorganization Agreement at the Special Meeting to be held on March 12, 2015 at 4:30 p.m. (Eastern time).

The Board of the Acquiring Fund recommends that Acquiring Fund VRDP Holders vote “FOR” the proposed Reorganization Agreement at the Special Meeting to be held on March 12, 2015 at 4:30 p.m. (Eastern time).

Shareholder approval of the Reorganization requires (i) the affirmative vote of the holders of a majority of the outstanding Target Fund Common Shares and Target Fund VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of the Target Fund VRDP Holders voting as a separate class, and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of either Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions. The VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more VRDP Holder of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding VRDP Shares, the shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the proposal; there is no guarantee that such shareholder(s) will approve the proposal, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the second quarter of 2015, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganization at meetings held on December 4-5, 2014 (the “Meeting”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization would be in the best interests of such Fund and that the interests of its existing common shareholders and VRDP Holders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization.

Each Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the proposed Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganization over a series of meetings. In preparation for the Meeting, the Investment Advisor provided each Board with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganization on the earnings and distributions of each Fund;

•	the potential effects of the Reorganization on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganization on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for each Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganization). For the fiscal year ended July 31, 2014, the Total Expense Ratio for the Acquiring Fund was 1.48%. For the fiscal year ended April 30, 2014, the Total Expense Ratio for the Target Fund was 2.08%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares.

As of July 31, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganization are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
2.05%	1.48%	1.48%

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 1.48% on a historical and pro forma basis for the 12-month period ended July 31, 2014, representing a reduction in the Total Expense Ratio for the common shareholders of the Target Fund of 0.57% and no impact on the Total Expense Ratio for the common shareholders of the Acquiring Fund.

The Target Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. Based on a pro-forma Lipper expense universe for the Combined Fund, the estimated total annual fund operating expenses (excluding investment related expenses) and contractual management fee rate are each expected to be in the first quartile. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

Potential Effects of the Reorganization on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganization is expected to be comparable (i.e., the same or slightly lower or higher) to the Acquiring Fund’s current earnings yield on NAV and potentially higher than the Target Fund’s current earnings yield on NAV; thus, assuming that the Reorganization is consummated and that the Acquiring Fund’s distribution policy remains in place after the Reorganization, common shareholders of the Acquiring Fund may experience a distribution rate on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution rate on NAV and common shareholders of the Target Fund may experience a distribution rate on NAV that is potentially higher than their current distribution rate on NAV. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of December 31, 2014, the NAV per Common Share of the Target Fund was $14.80 and the market price per Common Share of the Target Fund was $12.78, representing a discount to NAV of (13.65)%, and the NAV per Common Share of the Acquiring Fund was $16.12 and the market price per Common Share of the Acquiring Fund was $14.34, representing a discount to NAV of (11.04)%. The Board of the Target Fund noted that To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of the Target Fund also noted that To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target Fund common shareholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganization.

Potential Effects of the Reorganization on VRDP Shares. The Board noted that each Fund has one series of VRDP Shares outstanding. As of December 31, 2014, the Target Fund has 163 VRDP Shares outstanding, and the Acquiring Fund has 663 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 163 VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding. The Board noted that upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued

Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

The Board noted that none of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, holders of VRDP Shares of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and similar (but not identical) investment objectives, investment policies and investment restrictions, subject to the differences described in “Comparison of the Funds’ Investments.”

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in Pennsylvania municipal bonds, while the Acquiring Fund invests at least 80% of its total assets in Pennsylvania municipal bonds.

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. The Acquiring Fund invests primarily in investment grade securities. In connection with the Reorganization, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Theodore R. Jaeckel, Jr. and Walter O’Connor. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization closes, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares and potential for improved premium/discount levels for the Combined Fund’s Common Shares. However, there can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than Common Shares of any individual Fund prior to the Reorganization.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the

Reorganization (except with respect to cash received in lieu of fractional Common Shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board noted that capital loss carryforwards of the Combined Fund attributable to the Target Fund will be subject to tax loss limitation rules by reason of the Target Fund undergoing an ownership change in the Reorganization. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Target Fund’s capital loss carryforward loss per share, but higher than the Acquiring Fund’s capital loss carryforward loss per share. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by shareholders, then all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions are expected to occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. In addition, BlackRock MuniYield Pennsylvania Quality Fund (MPA) does not currently expect to declare any distributions during the first month following the Closing Date. Accordingly, persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately two months following the Closing Date.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. Each Fund reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its monthly distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund is subject to, and will only be made when, as and if, declared by the Board of such Fund. There is no assurance the Board of any Fund will declare any distributions for such Fund. To the extent any Pre-Reorganization Declared UNII Distributions is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. Federal income tax purposes.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Board of each Fund noted that the Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that Target Fund common shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund Common Shares that Target Fund common shareholders owned immediately prior to the closing of the Reorganization. The NAV of the Target Fund and the Acquiring Fund immediately prior to the closing of the Reorganization will be reduced by the costs of the Reorganization borne by each Fund, if any. The NAV of Target Fund Common Shares will not be diluted as a result of the Reorganization. Fractional Acquiring Fund Common Shares will generally not be issued to Target Fund common shareholders in connection with the Reorganization, and Target Fund common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of Target Fund VRDP Shares will receive the same number of Acquiring Fund VRDP Shares with terms substantially similar to the outstanding VRDP Shares of the Target Fund held by such holders immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights. Each Board noted that the Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund

VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered various alternatives, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49%.

Each Board also noted that the Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s Reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization Agreement and the issuance of the newly issued Acquiring Fund Common Shares in connection with the Reorganization, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and VRDP Holders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date. Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of the Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such holders on a one for one basis for each holder’s proportionate holdings of Target Fund VRDP Shares. The Funds’ VRDP Shares were issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to Target Fund common shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund common shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Fund. If, after the Closing Date, certificates representing Common Shares of the Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to the Target Fund Common Shares in the Reorganization.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14 and the Joint Proxy Statement to VRDP Holders, the printing and distribution of the Combined Proxy Statement/Prospectus delivered to common shareholders, the Joint Proxy Statement delivered to VRDP Holders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. The common shareholders of the Funds will indirectly bear the costs of the Reorganization. The VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Shareholders of the Target Fund and Acquiring Fund do not have appraisal rights for their respective common or preferred shares because the Target Fund and Acquiring Fund are organized as a Delaware statutory trust and a Massachusetts business trust, respectively, and the declaration of trust of the Funds, as amended, do not provide for appraisal rights.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares or VRDP Shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of its Target Fund Common Shares solely for Acquiring Fund Common Shares or all of its Target Fund VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund Shares surrendered in exchange therefor.

•

A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and Target Fund shareholder’s tax basis in Target Fund Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if a Target Fund shareholder’s holding period for Target Fund Common Shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the closing of the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to Target Fund shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of the Target Fund, which are expected to be subject to the tax loss limitation rules described below because the Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. For the Target Fund, the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the closing of the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to the Target Fund may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of the Target Fund’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	Target Fund (BPS)	Acquiring Fund (MPA)
2016	$127,957	—
2017	$929,529	$1,066,968
2018	$586,549	$893,908
2019	—	$50,303
No expiration date*	$716,368	$1,448,538

*	Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Fund or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of the Target Fund whose losses are subject to the loss limitation rules would depend on many variables, including the Target Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Target Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

INFORMATION ABOUT THE VRDP SHARES OF THE FUNDS

The Acquiring Fund’s declaration of trust authorizes the issuance of an unlimited number of Common Shares, par value $0.10 per share, and one million preferred shares, par value $0.05. The Target Fund’s agreement and declaration of trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share, of all classes. Each Fund’s Board is authorized to issue preferred shares without approval of common shareholders.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041. The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. VRDP shares of the Funds are fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

A detailed description of the terms and risks of VRDP Shares are set forth in Appendix B. Each holder of VRDP Shares should review the information concerning the terms and risks of the Acquiring Fund VRDP Shares contained in Appendix B.

Each Fund has issued VRDP Shares, $100,000 liquidation value per share, with substantially similar terms. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. In connection with the Reorganization, the Acquiring Fund expects to issue 163 Acquiring Fund VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 826 VRDP Shares outstanding. As a result of the Reorganization, the Articles Supplementary will be amended to authorize 826 shares of VRDP Shares. A form of such amendment attached as Appendix C.

Set forth below is information about each Fund’s VRDP Shares as of December 31, 2014.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held for Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
BPS	Preferred Shares	Unlimited	Series W-7 – 163	None	163	6/14/12	7/01/42
MPA	Preferred Shares	1,000,000	Series W-7 – 663	None	663	5/19/11	6/01/41

Set forth below is a table that details, as of December 31, 2014, each Fund’s current leverage attributable to VRDP Shares as a percentage of its total net assets and the Combined Fund’s leverage attributable to VRDP Shares on a pro forma basis as a percentage of its total net assets assuming the Reorganization was consummated December 31, 2014.

Fund	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Total Managed Assets
BPS	163	$100,000	$16,300,000	47,913,233	34.02%
MPA	663	$100,000	$66,300,000	288,829,183	22.95%
Pro Forma Combined Fund (MPA)	826	$100,000	$82,600,000	336,742,416	24.53%

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar (but not identical) investment policies and investment restrictions and are subject to similar investment risks. Each Fund invests primarily in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Pennsylvania income taxes. Each Fund also currently invests primarily in investment grade municipal bonds. Please see “Comparison of the Funds’ Investments” in this Proxy Statement for a more detailed description of the salient differences between the Funds.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. An investment in Shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Target Fund VRDP Shares are subject to the same risks as Acquiring Fund VRDP Shares. A description of the risks that predominately affect Acquiring Fund VRDP Shares are described in Appendix B.

General Risks of Investing in the Acquiring Fund

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Municipal Bond Market Risk. Economic exposure to the municipal bond market involves certain risks. The Acquiring Fund’s economic exposure to municipal bonds includes municipal bonds in the Acquiring Fund’s portfolio and municipal bonds to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOBs Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal bonds may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal bonds to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt.

Risk Factors and Special Considerations Relating to Pennsylvania Municipal Bonds.The Acquiring Fund invests at least 80% of its total assets in Pennsylvania Municipal Bonds (as defined herein); therefore, it is more susceptible to factors adversely affecting issuers of Pennsylvania Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Pennsylvania Municipal Bonds to this degree.

Pennsylvania has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing laws or laws with respect to tax-exempt financing. Pennsylvania ended its most recent fiscal year (ended June 30, 2014) with a General Fund revenue shortfall (from the certified estimate) of $508.7 million (1.7%).

On November 13, 2014, the Pennsylvania Independent Fiscal Office (“IFO”) issued its Long Term Economic and Budget Outlook, in which it estimated a $1.85 billion shortfall for Pennsylvania in fiscal year 2015-16. This includes $171 million for the current fiscal year and $1,679 related to next year. Non-recurring revenues and one-time cost savings employed in the fiscal year 2014-15 budget were cited as contributing significantly to the deficit. The report evaluates the demographic, economic, revenue and expenditure trends that will affect Pennsylvania’s fiscal condition through fiscal year 2019-2020. Based on assumptions used in the report, the evaluation found that various factors will combine to generate a long-term fiscal imbalance. A January 16, 2015 release by newly-elected Governor Tom Wolf’s deficit task force stated that the budget deficit is expected to reach $2.3 billion during the next fiscal year.

In 2014, all three major ratings services downgraded the ratings on Pennsylvania general obligation bonds. In July, 2014, Moody’s Investor Service downgraded the general obligation bonds to Aa3 from Aa2 (stable outlook). In September 2014, both Standard & Poor’s Ratings Services and Fitch Ratings downgraded Pennsylvania general obligation bonds to AA- from AA (stable outlook in both cases). Fitch Ratings recently noted that the AA- rating reflects Pennsylvania’s continued inability to address fiscal challenges with structural and recurring measures.

According to the December 2014 IFO Revenue Trends Report, Pennsylvania collected $2.7 billion in General Fund revenues in December, an increase of $319 million (13.4%) over December 2013. Fiscal year-to-date revenues of $13.3 billion are $1 billion (8.3%) over the prior fiscal year-to-date. Excluding July’s $227 million in onetime transfers from special funds and a reported $100 million inheritance tax payment in October, fiscal year-to-date growth is 5.6%.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. See Appendix B to the Statement of Additional Information for a further discussion of factors affecting Pennsylvania municipal securities. The information set forth above and in Appendix B to the Statement of Additional Information is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth of Pennsylvania.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on their assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fees payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. There can be no assurance that the Acquiring Fund will reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the VRDP Shares of the Funds”) and investments in TOBs Residuals (see “—Tender Option Bond Risk”). The use of TOBs Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that issue ratings for the Acquiring Fund VRDP Shares, an agreement with the liquidity provider for the Acquiring Fund VRDP Shares or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. TOBs Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Acquiring Fund’s strategy of using TOBs Residuals to leverage its assets will be successful.

Distributions on TOBs Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOBs Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests (“TOBs Floaters”) sold by the issuer of these securities relative to the amount of the TOBs Residuals that it sells. The greater the amount of TOBs Floaters sold relative to the TOBs Residuals, the more volatile the distributions on the TOBs Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The Acquiring Fund’s use of TOBs Residuals creates economic leverage. Any economic leverage achieved through the Acquiring Fund’s investment in TOBs Residuals will the possibility that Common Share long-term returns will be diminished if the cost of the TOBs Floaters issued by a tender option bond trust (each, a “TOBs Trust”) exceeds the return on the securities in the TOBs Trust. If the income and gains earned on municipal securities owned by a TOBs Trust that issues TOBs Residuals to the Acquiring Fund are greater than the payments due on the TOBs Floaters issued by the TOBs Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOBs Residuals.

Although the Acquiring Fund generally would unwind a TOBs transaction rather than try to sell a TOBs Residual, if it did try to sell a TOBs Residual, its ability to do so would depend on the liquidity of the TOBs Residual. TOBs Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOBs Trust. The market price of TOBs Residuals is more volatile than the underlying securities due to leverage. The leverage attributable to such TOBs Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund that relies primarily on TOBs Residuals to achieve a desired effective leverage ratio. If the Acquiring Fund desires to retain the municipal bonds transferred to a TOBs Trust, the Acquiring Fund may be required to sell its TOBs Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Acquiring Fund has a need for cash and the securities in the TOBs Trust are not actively trading due to adverse market conditions;

•	If the sponsors of TOBs Trusts (as a collective group or individually) experience financial hardship and consequently seek to terminate TOBs Trusts sponsored by them; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Acquiring Fund.

The use of TOBs Residuals requires the Acquiring Fund to segregate assets to cover its obligations. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Please see “The Acquiring Fund’s Investments—Leveraged—TOBs Residuals” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix E, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero Coupon Securities Risk. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Acquiring Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Acquiring Fund acquires shares of investment companies, including ones affiliated with the Acquiring Fund, the Acquiring Fund’s common shareholders will bear both their proportionate share of expenses in the Acquiring Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Acquiring Fund is held by an affiliated fund, the ability of the Acquiring Fund itself to hold other investment companies may be limited.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Strategic Transactions Risk. The Acquiring Fund may engage in various derivative transactions for duration management and other risk management purposes (“Strategic Transactions”). The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, the Acquiring Fund seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Acquiring Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent the Acquiring Fund, or the derivatives or other strategies used by the Acquiring Fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Acquiring Fund invests.

The Acquiring Fund’s investments in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Acquiring Fund to be more volatile than if the Acquiring Fund had not been leveraged.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Risk Factors in Futures Transactions and Options Thereon. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Acquiring Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The Acquiring Fund will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options Risks. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Clearing Broker and Central Clearing Counterparty Risks. The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodities Futures Trading Commission (“CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become participants of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

1940 Act Regulation. The Acquiring Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Risks Associated with Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Acquiring Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Acquiring Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several EU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, the policy of the Board of Governors of the Federal Reserve System (“Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

EMU and Redenomination Risk. As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Acquiring Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Acquiring Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Acquiring Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Acquiring Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impacts on trading and operations, as well as, potentially, the operations and structure of the Acquiring Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund and the Investment Advisor, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund or the Investment Advisor as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund or the Investment Advisor could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations become effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

The continuing implementation of the Dodd-Frank Act could also adversely affect the Investment Advisor and the Acquiring Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Advisor’s and the Acquiring Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Advisor and the Acquiring Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Acquiring Fund’s use of derivatives, which could have an adverse impact on the Acquiring Fund. The Investment Advisor cannot predict the effects of these regulations on the Acquiring Fund’s portfolio. The Investment Advisor intends to monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC (“Affiliates”), are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably. Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

Selection risk is the risk that the securities that the Investment Advisor selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objective and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate a substantial portion of its assets into cash or short-term tax-exempt or taxable fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of its Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Reliance on the Investment Advisor. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Acquiring Fund’s investment adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its net asset value, impediments to trading, the inability of Acquiring Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common and preferred shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

A DESCRIPTION OF THE FUNDS

General Information

The Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is organized as a Delaware statutory trust. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

The Target Fund was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on June 30, 1999 and commenced operations on August 25, 1999.

The Acquiring Fund was organized under the laws of the Commonwealth of Massachusetts and governed by the laws of the Commonwealth of Massachusetts. The Acquiring Fund was organized on August 24, 1992 and commenced operations on October 30, 1992.

The Acquiring Fund Common Shares are listed on the NYSE as “MPA.” The Target Fund Common Shares are listed on the NYSE MKT as “BPS.”

The Acquiring Fund has a July 31 fiscal year end. The Target Fund has an April 30 fiscal year end.

Each Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the VRDP Shares of the Funds” for additional information.

The Board of Trustees

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Board of each Fund currently consists of 11 Board Member, nine of whom are Independent Board Members. The registered investment companies advised by the Investment Advisor or its affiliates are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds and one complex of exchange-traded funds. Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships. Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Effective December 31, 2014, each of Paul L. Audet and Henry Gabbay resigned as a Board Member of each Fund. Effective December 31, 2014, each of Barbara G. Novick and John M. Perlowski was appointed to serve as a Board Member of each Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	79 RICs consisting of 79 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	79 RICs consisting of 79 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	112 RICs consisting of 232 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Board Member	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Directors, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing) since 2006

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College from 2000 - 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	79 RICs consisting of 79 Portfolios	None

Interested Board Members †

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Since 2014	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	108 RICs consisting of 176 Portfolios	None

Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Board Member	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	112 RICs consisting of 232 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Joint Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. In 2014, the Boards of the Funds unanimously approved extending the mandatory retirement age for James T. Flynn until the Funds’ annual shareholder meeting in 2015, which the Boards believed would be in the best interest of shareholders.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 79 RICs. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
†	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates as well as their respective ownership of BlackRock securities. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

The Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Board Member, President and Chief Executive Officer	Annual; President of MPA Since 2014 Chief Executive Officer of MPA Since 2011 President and Chief Executive Officer of BPS Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President of each Fund	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer of each Fund	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer of each Fund	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer of each Fund	Annual; Since 2014	CCO of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and CCO for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; CCO for the BFA-advised iShares exchange traded funds since 2006; CCO for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary of each Fund	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. The Target Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund. There can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of the Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products. As of September 30, 2014, BlackRock’s assets under management were approximately $4.525 trillion.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2014, the firm has approximately 12,100 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals comprised of Phillip Soccio, Director at BlackRock, Theodore R. Jaeckel, Jr., Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Messrs. Kalinoski, Jaeckel and O’Connor are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the Fund’s portfolio management team since 2008, 2006 and 2006, respectively.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

After the Reorganization, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Jaeckel, O’Connor and Soccio, will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Citibank, N.A.

Remarketing Agent to VRDP Shares	Citigroup Global Markets, Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Accounting Services Provider	State Street Bank and Trust Company

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Custody of Assets: The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar: Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider: Citibank, N.A., 390 Greenwich Street, New York, New York 10013 serves as the liquidity provider for each Fund’s VRDP Shares.

VRDP Shares Remarketing Agent: Citigroup Global Markets, Inc., 390 Greenwich Street, New York, New York 10013 serves as the remarketing agent for each Fund’s VRDP Shares.

VRDP Shares Tender and Paying Agent: The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the VRDP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for U.S. federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). In general, the Acquiring Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for U.S. federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. There can be no assurance that the Acquiring Fund’s investment objective will be realized. Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds.

The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act).

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the Municipal Bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such Municipal Bond insurance or credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Acquiring Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix E—“Ratings of Investments” to the statement of additional information. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The net asset value of the common shares of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

The Acquiring Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years.] However, the Acquiring Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Acquiring Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Acquiring Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. See “—Other Investment Policies—Temporary Investments.” The Acquiring Fund’s hedging strategies, which are described in more detail under “—Hedging Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Trustees of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for U.S. federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation of Non-Municipal Tax Exempt Securities, there is a risk that the interest paid on such securities would be deemed taxable at the Federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from Federal and Pennsylvania income taxes. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Acquiring Fund may purchase is set forth in Appendix E. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds, which latter category includes PABs.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. The Acquiring Fund may purchase Pennsylvania Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. There is no limitation on the percentage of the Acquiring Fund’s assets that may be invested in Pennsylvania Municipal Bonds and Municipal Bonds. PABs, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. The Acquiring Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Acquiring Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the net asset value of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt. In addition, the Acquiring Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund enters into these transactions to obtain what is considered an advantageous price to the Acquiring Fund at the time of entering into the transaction. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Acquiring Fund purchases securities in these transactions, the Acquiring Fund segregates or designates on its books and records liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

The Acquiring Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Acquiring Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Acquiring Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s Municipal Bond investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase Municipal Bonds, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Acquiring Fund will purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund will purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

When the Acquiring Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated or designated on its books and records so that the amount so segregated or earmarked, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Acquiring Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in Municipal Bonds.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may not do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

The Acquiring Fund will at all times designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Acquiring Fund is a seller of protection in a credit default swap transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such designation will not limit the Acquiring Fund’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through

MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for Federal and Pennsylvania state income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its total assets or equity securities (e.g., preferred shares) up to 50% of its total assets. The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Acquiring Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Acquiring Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Acquiring Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Acquiring Fund’s financing cost of leverage is significantly lower than the income earned on the Acquiring Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares are the beneficiaries of the incremental net income.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Fund’s NAV, market price and dividend rate than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 38% of the Acquiring Fund’s total managed assets and that the Acquiring Fund will bear expenses relating to that leverage at an average annual rate of 0.90%, the income generated by the Acquiring Fund’s portfolio (net of estimated expenses) must exceed 0.34% in order to cover the expenses specifically related to the Acquiring Fund’s use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Acquiring Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Acquiring Fund. The table further reflects the use of leverage representing 38% of the Acquiring Fund’s total managed assets and the Acquiring Fund’s currently projected annual leverage expense of 0.90%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share Total Return	(16.71)%	(8.63)%	(0.55)%	7.52%	15.60%

Common Share total return is composed of two elements: the Common Share dividends paid by the Acquiring Fund (the amount of which is largely determined by the net investment income of the Acquiring Fund) and gains or losses on the value of the securities the Acquiring Fund owns. As required by SEC rules, the table assumes that the Acquiring Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Acquiring Fund receives on its municipal securities investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leverage its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the VRDP Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

TOBs Residuals

The Acquiring Fund currently leverages its assets through the use of tender option bond trusts (the “TOBs Trust”). A TOBs Trust historically was established by a third party sponsor forming a special purpose trust into which the Acquiring Fund, or an agent on behalf of the Acquiring Fund, transferred municipal securities. The TOBs Trusts in which the Acquiring Fund currently uses for leverage are structured in this manner. In response to recent regulatory developments, the Acquiring Fund and other BlackRock-advised funds may in the future establish the TOBs Trust themselves, and assume certain responsibilities currently assumed by the third party sponsor. See “Recent Developments in the TOBs Trust Market” below.

A TOBs Trust typically issues two classes of beneficial interests: TOBs Floaters, which are sold to third party investors, and TOBs Residuals, which are generally issued to one or more funds that transferred securities to the TOBs Trust. The Acquiring Fund may invest in both TOBs Floaters and TOBs Residuals. The Acquiring Fund does not currently intend to invest in TOBs Residuals issued by a TOBs Trust that was not formed by or for the Acquiring Fund or other BlackRock-advised fund, although it reserves the right to do so in the future. Other funds managed by the Investment Advisor may also contribute municipal bonds to a TOB Issuer into which the Acquiring Fund has contributed bonds. If multiple funds participate in the same TOB Issuer, the rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation.

Below is a diagram outlining the structure for a typical TOBs Trust involving a third party sponsor:

*	In this example, which is for illustrative purposes only, the TOBs Sponsor retained $1 of cash to cover its fees and expenses. In addition, the relative dollar amounts of TOBs Residuals and TOBs Floaters, and the degree of leverage risk, may differ significantly from that shown in the illustration.

As diagramed above, a TOBs Trust typically receives municipal securities from one or more funds through the sponsor and then issues TOBs Floaters to third party investors and TOBs Residuals to the funds. A fund is paid the cash (less transaction expenses, which are borne by the fund and therefore common shareholders of the fund indirectly) received by the TOBs Trust from the sale of the TOBs Floaters and typically will invest the cash in additional municipal securities or other investments permitted by its investment policies.

TOBs Floaters may have first priority on the cash flow from the securities held by the TOBs Trust and are enhanced with a liquidity support arrangement from a third party liquidity provider which allows holders to tender their position at par (plus accrued interest). A fund, in addition to receiving cash from the sale of the TOBs Floaters, also receives the TOBs Residual. The TOBs Residuals provides the fund with the right (1) to cause the holders of the TOBs Floaters to tender their notes to the TOBs Trust at par (plus accrued interest), and (2) to acquire the municipal securities from the TOBs Trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the securities held in the TOBs Trust are passed through to the fund, as the holder of the TOBs Residual. This transaction, in effect, creates exposure for the fund to the entire return of the securities in the TOBs Trust, with a net cash investment by the fund that is less than the value of the securities in the TOBs Trust. This multiplies the positive or negative impact of the securities’ return within the fund (thereby creating leverage).

The leverage within a TOBs Trust depends on the value of the securities deposited in the TOBs Trust relative to the value of the TOBs Floaters it issues. In the diagram above, the TOBs Trust receives municipal securities worth $60, issues TOBs Floaters worth $45 and the fund receives a TOBs Residual worth $15. The leverage ratio in the TOBs Trust described in the example is thus 3:1. Increasing the value of the TOBs Floaters issued would increase the leverage ratio of the TOBs Trust.

The TOBs Trust may be terminated without the consent of a fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the TOBs Trust, a substantial downgrade in the credit quality of the issuer of the securities in the TOBs Trust, the inability of the TOBs Trust to obtain liquidity support for the TOBs Floaters, a substantial decline in the market value of the securities in the TOBs Trust, or the inability of the sponsor to remarket any TOBs Floaters tendered to it by holders of the TOBs Floaters. In such an event, the TOBs Floaters would be redeemed by the TOBs Trust at par (plus accrued interest) out of the proceeds from a sale of the securities in the TOBs Trust. If this happens, the fund would be entitled to the assets of the TOBs Trust, if any, that remain after the TOBs Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOBs Floaters at par (plus accrued interest), the party that would bear the losses on those securities would depend upon whether the fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If the fund holds a non-recourse TOBs Residual, the liquidity provider or holders of the TOBs Floaters would bear the losses on those securities and there would generally be no recourse to the fund’s assets. If the fund holds a recourse TOBs Residual, the fund (and, indirectly, holders of the fund’s common shares) would typically bear the losses on those securities. In particular, if the fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the fund would be required to pay to the liquidity provider the difference between the purchase price of any TOBs Floaters put to the liquidity provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Trust (the “Liquidation Shortfall”). As a result, the fund investing in a recourse TOB Residual will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Issuer, these losses will be shared ratably, in proportion to their participation. The Acquiring Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Under accounting rules, securities of a fund that are deposited into a TOBs Trust are investments of the fund and are presented on the fund’s Schedule of Investments and outstanding TOBs Floaters issued by a TOBs Trust are presented as liabilities in the fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the fund on an accrual basis. Interest expense incurred on the TOBs Floaters and other expense related to remarketing, administration and trustee services to a TOBs Trust are reported as expenses of a fund. In addition, under accounting rules, loans made to a TOBs Trust sponsored by a fund may be presented as loans of the fund in the fund’s financial statements even if there is no recourse to the fund’s assets.

For TOBs Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOBs Trust, the holder of the TOBs Floaters relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOBs Trust provide for a liquidation of the municipal securities deposited in the TOBs Trust and the application of the proceeds to pay off the TOBs Floaters. The risk associated with TOBs Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOBs Trusts. This in turn may reduce the desirability of TOBs Floaters as investments, which could impair the viability or availability of TOBs Trusts and reduce, or eliminate completely, the availability of TOBs Residuals as a leveraging option for the Acquiring Fund.

The use of TOBs Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOBs Floaters, plus any accrued but unpaid interest due on the TOBs Floaters, issued by TOBs Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOBs transactions or limit the Acquiring Fund’s ability to enter into or manage TOBs transactions.

Recent Developments in the TOBs Trust Market. On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. As a result, TOBs Trusts may need to be restructured or unwound. There can be no assurances that TOBs Trusts can be restructured, that new sponsors of TOBs Trusts will develop, or that alternative forms of leverage will be available to the Acquiring Fund. Any alternative forms of leverage may be more or less advantageous to the Acquiring Fund than existing tender option bond leverage.

In response to the Volcker Rule, the Acquiring Fund may itself, rather than a third party, establish, structure and “sponsor” the TOBs Trusts in which it holds TOBs Residuals. As the sponsor of a TOBs Trust, the Acquiring Fund may become subject to additional risks, including, but not limited to, potential liabilities and obligations resulting from contractual or fiduciary duties associated with being a sponsor of a TOBs Trust or applicable law. The Acquiring Fund may also be subject to more onerous contractual or regulatory requirements as the sponsor of a TOBs Trust, which may increase the costs or reduce the degree of potential economic benefits of such leverage for Acquiring Fund Common Shares.

Under a new tender option bond structure, a fund, such as the Acquiring Fund, may structure and sponsor a TOBs Trust. The fund would be required to assume certain responsibilities and risks as sponsor or trustor of the TOBs Trust or as a holder of TOBs Residuals, including, but not limited to, selling the fund’s municipal securities directly to the TOBs Trust, responsibility for offering materials with respect to the interests in the TOBs Trusts, assuming certain tax reporting and compliance-related responsibilities on behalf of the TOBs Trust, and indemnifying the trustee and other service providers to the TOBs Trust. Service providers to a TOBs Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the fund as the TOBs Residual holder. Similar to the current tender option bond structure, a TOBs Residual holder would deposit municipal securities into the TOBs Trust in exchange for TOBs Residuals, the TOBs Trust would then issue and sell TOBs Floaters to third party investors, and the proceeds of the sale of the TOBs Floaters would be distributed to such TOBs Residual holder. Tendered TOBs Floaters would continue to be supported by a remarketing agent and a liquidity facility. However, the remarketing agent is not anticipated to purchase tendered TOBs Floaters for its own account in the event of a failed remarketing, which may increase the likelihood that a TOBs Trust will be required to terminate the TOBs Trust or liquidate assets of the TOBs Trust to purchase the tendered TOBs Floaters. In the event of a failed remarketing of TOBs Floaters, it is anticipated that the tender option bond documents may provide for the liquidity provider, at its option, advancing a loan to the TOBs Trust the proceeds of which would be used by the TOBs Trust to purchase the tendered TOBs Floaters. The liquidity provider is not obligated to advance such a loan. The TOBs Trust is expected to be the borrower with respect to any such liquidity loan. Any loans made by a liquidity provider are expected to be secured by either the underlying municipal securities held by the TOBs Trust or the purchased TOBs Floaters. Similar to the current structure for TOBs Trusts, a fund may hold either non-recourse TOBs Residuals or recourse TOBs Residuals under the new structure. In the event of a Liquidation Shortfall, there would generally be no contractual recourse to the fund’s assets if the fund holds a non-recourse TOBs Residual. However, as described above, a fund would bear the risk of loss with respect to any Liquidation Shortfall if it holds a recourse TOBs Residual.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which are expected to take effect in 2016. The Risk Retention Rules would require the sponsor of a TOBs Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOBs Trust’s securities. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to leverage its assets through the use of TOBs Trusts or increase the costs of such leverage in certain circumstances.

There is no assurance that a restructured TOBs Trust, including those TOBs Trusts that are sponsored by the Acquiring Fund, will be more advantageous to the Acquiring Fund than the existing structure for TOBs Trusts.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Acquiring Fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred shares, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital shares represented at a meeting at which more than 50% of the outstanding shares of each class of capital shares are represented or (ii) more than 50% of the outstanding shares of each class of capital shares). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed- end investment companies and only if immediately thereafter no more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities other than preferred shares or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of beneficial interest or redeeming preferred shares.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.	Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing Common Shares or redeeming shares of preferred shares.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the VRDP Shares of the Funds” for additional information about each Fund’s VRDP Shares.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund. A comparison of the Funds’ investment objectives, investment policies and investment restrictions, portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have similar (but not identical) investment objectives, investment policies and investment restrictions.

Investment Objectives

•

The Target Fund’s investment objectives are: to provide current income exempt from regular Federal and Pennsylvania income taxes; and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

•

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds

•

The Target Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

•

The Acquiring Fund invests at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes.

•

Please see below a comparison of the approximate amount invested in Pennsylvania Municipal Bonds as a percentage of total assets for (i) each Fund as of December 31, 2014 and (ii) the Combined Fund, assuming the Reorganization had taken place as of December 31, 2014.

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
92.38%	82.11%	83.55%

Investment Grade Securities.

•

The Target Fund invests at least 80% of its total assets in investment grade quality securities and may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

•

Under normal market conditions, the Acquiring Fund invests primarily in a portfolio of long term municipal obligations that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality.

•

Although the Acquiring Fund’s investment policy with respect to below investment grade securities may be more flexible than the investment policy of the Target Fund with respect to below investment grade securities, the Acquiring Fund currently does not intend to invest in below investment grade securities; except, however, the Acquiring Fund may acquire a de minimis amount of below investment grade securities from the Target Fund upon the consummation of the Reorganization. The Acquiring Fund may continue to hold such below investment grade securities in its portfolio after the consummation of the Reorganization.

•

Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of December 31, 2014 and (ii) the Combined Fund, assuming the Reorganization had taken place as of December 31, 2014.

Credit Ratings(1)	Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)(2)
AAA/Aaa	1.59%	1.27%	1.31%
AA/Aa	58.54%	70.71%	68.98%
A	25.24%	16.45%	17.70%
BBB/Baa	9.21%	5.73%	6.22%

(1)	Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower.
(2)	Reflects the effect of the Reorganization.

•

Leverage. Each Fund currently engages in leverage through the issuance of VRDP Shares and the use of tender option bonds. Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of December 31, 2014 and (ii) the Combined Fund’s use of leverage, assuming the Reorganization had taken place as of December 31, 2014:

Ratios	Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
Asset Coverage Ratio	284%	380%	361%
Regulatory Leverage Ratio(1)	35.15%	26.33%	27.71%
Effective Leverage Ratio(2)	37.24%	35.79%	35.99%

(1)	Regulatory leverage consists of VRDP Shares issued by the Fund, which is a part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Please see “—Comparison of Investment Objectives and Policies” and “—Comparison of Investment Restrictions” below for a more detailed comparison of the Funds’ investment objectives, policies and restrictions.

Comparison of Investment Objectives and Policies

A detailed comparison of the Funds’ investment objectives and investment policies is set forth in the table below.

BPS (Target Fund)	MPA (Acquiring Fund)

Investment Objective

•     The Fund’s investment objectives are:

•   to provide current income exempt from regular Federal and Pennsylvania income taxes; and

•   to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

Investment Objectives

•     The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

Pennsylvania Municipal Bonds

•     The Fund invests primarily (under normal market conditions, at least 65% of its total assets) in municipal bonds that pay interest that is exempt from regular Federal and Pennsylvania income taxes.

Pennsylvania Municipal Bonds

•     The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”).

Municipal Bonds

•     Under normal market conditions, the Fund expects to be fully invested (at least 95% of its net assets) in securities that pay interest that is or make other distributions that are exempt from regular U.S. federal income tax.

Municipal Bonds

•     The Fund may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for U.S. federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”).

BPS (Target Fund)	MPA (Acquiring Fund)

•     In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for U.S. federal income tax purposes or (ii) not exempt from Pennsylvania income taxes.

Investment Grade Securities

•     The Fund invests at least 80% of its total assets in investment grade quality securities.

•     Investment grade quality means that such securities are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor.

•     The Fund may invest up to 20% of its total assets in securities that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

Investment Grade Securities

•     Under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch.

Non-Municipal Tax Exempt Securities

•     The Fund treats as municipal bonds investment company shares, tax-exempt preferred shares and other securities that pay interest or make other distributions that are exempt from regular U.S. federal income tax and in which the Fund may invest as discussed herein, regardless of the security’s form as bonds, notes, stocks, and shares or other interests and regardless of whether the issuer is a government, governmental entity or private entity.

Non-Municipal Tax Exempt Securities

•     The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for U.S. federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax Exempt Securities”).

•     Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities.

•     Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

BPS (Target Fund)	MPA (Acquiring Fund)

Bond Maturity

•     The Fund primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Bond Maturity

•     The Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

Defensive Measures/Temporary Investments

•     During temporary defensive periods, including the period during which the proceeds of an offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields.

•     Short-term tax-exempt fixed income securities are securities that are exempt from regular U.S. federal income tax and mature within three years or less from the date of issuance.

•     Short-term tax-exempt fixed income securities are defined to include, without limitation, the following: Bond Anticipation Notes; Tax Anticipation Notes; Revenue Anticipation Notes; Construction Loan Notes; Bank Notes; Tax-Exempt Commercial Paper.

•     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations.

Defensive Measures/Temporary Investments

•     For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). The Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant.

•     The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor.

•     The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with

BPS (Target Fund)	MPA (Acquiring Fund)

  a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs.

•     The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

When-Issued, Delayed Delivery and Forward

Commitment Securities

•     The Fund may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a “forward commitment” basis.

When-Issued, Delayed Delivery and Forward

Commitment Securities

•     The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

BPS (Target Fund)	MPA (Acquiring Fund)
Call Rights No Stated Policy	Call Rights • The Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase.

Repurchase Agreements

•     As temporary investments, the Fund may invest in repurchase agreements.

•     The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Investment Advisor, present minimal credit risk.

Repurchase Agreements

•     The Fund may invest in securities pursuant to repurchase agreements.

•     Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof.

Borrowings

•     The Fund may borrow funds to the extent permitted under the 1940 Act. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of shares of the Fund.

Borrowings

•     The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

VRDOs and Participating VRDOs No Stated Policy

VRDOs and Participating VRDOs

•     It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

•     The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor.

BPS (Target Fund)	MPA (Acquiring Fund)

Interest Rate Swap Transactions

•     The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund will not sell interest rate caps or floors that it does not own.

•     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

•     The Fund will only enter into interest rate transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

Interest Rate Swap Transactions

•     In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Securities Industry and Financial Markets Association Municipal Swap Index swaps.

Credit Default Swap Agreements No Stated Policy

Credit Default Swap Agreements

•     The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The Fund may be either the buyer or seller in the transaction.

• The Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

Hedging Transactions

•     The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Additional Investment Management Techniques”). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s

Hedging Transactions

•     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

•     The Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund’s return.

BPS (Target Fund)	MPA (Acquiring Fund)

  unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

•     The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.

•     The Fund may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements).

•     The Fund may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on municipal bonds, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

•     The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

•     The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

•     The Fund may also purchase and sell exchange traded call and put options on financial futures contracts.

•     The Fund will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

Other Investment Companies

•     The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund treats its investments in such

Other Investment Companies

•     Non-Municipal Tax Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

BPS (Target Fund)	MPA (Acquiring Fund)

open- or closed-end investment companies as investments in municipal bonds.

•     The Fund may not purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

Tax-Exempt Preferred Shares

•     The Fund may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular U.S. federal income tax. The Fund will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Tax-Exempt Preferred Shares No Stated Policy

Short Sales

•     The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

•     The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

Short Sales

•     The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

Lending of Securities

•     The Fund may lend its portfolio securities to brokers, dealers and other financial institutions that meet certain creditworthiness standards.

•     The Fund will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans).

Lending of Securities

•     The Fund may not make loans to other persons, except that the Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

Comparison of Investment Restrictions

A comparison of the Funds’ investment restrictions is set forth in the table below. Fundamental restrictions are designated with an asterisk. Any restriction of a Fund that is not a fundamental restriction may be changed by its Board without shareholder approval.

BPS (Target Fund)	MPA (Acquiring Fund)
Control or Management • The Fund may not purchase securities of companies for the purpose of exercising control.	Control or Management* • The Fund may not make investments for the purpose of exercising control or management.

Investments in Investment Companies

•     The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Investments in Investment Companies*

•     The Fund may not purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

Commodities and Real Estate*

•     The Fund may not purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities.

•     The Fund may not purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

Commodities and Real Estate*

•     The Fund may not purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

Senior Securities and Borrowings* • The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act.

Senior Securities and Borrowings*

•     The Fund may not issue senior securities other than preferred shares or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in

*	A fundamental investment restriction.

BPS (Target Fund)	MPA (Acquiring Fund)

  excess of 5% of the value of its total assets for the purpose of repurchasing shares of beneficial interest or redeeming preferred shares.

•     For purposes of this investment restriction, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing common shares or redeeming shares of preferred shares.

Underwriting*

•     The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter.

Underwriting*

•     The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Lending*

•     The Fund may not make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objectives and policies or the entry into repurchase agreements.

Lending*

•     The Fund may not make loans to other persons, except that the Fund may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

Securities on Margin No Stated Policy

Securities on Margin*

•     The Fund may not purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

Short Sales

•     The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding

Short Sales*

•     The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

*	A fundamental investment restriction.

BPS (Target Fund)	MPA (Acquiring Fund)

  securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Industry Concentration*

•     The Fund may not invest 25% or more of the value of its total assets in any one industry provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental users.

•     For purposes of applying the limitation set forth above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

Industry Concentration*

•     The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

•     For purposes of this investment restriction, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

•     For the purpose of applying the limitation set forth above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a

*	A fundamental investment restriction.

BPS (Target Fund)	MPA (Acquiring Fund)

  security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal bonds insured by any given insurer.

Mortgage or Pledge Security for Indebtedness No Stated Policy

Mortgage or Pledge Security for Indebtedness

•     The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction under the heading “Senior Securities and Borrowings” above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

*	A fundamental investment restriction.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund Common Shares that are currently outstanding. The Acquiring Fund Common Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any trustees. The outstanding Common Shares of each Fund are fully paid and non-assessable.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. The Acquiring Fund has Common Shares listed on the NYSE. The Target Fund has Common Shares listed on the NYSE MKT. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or NYSE MKT, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of December 31, 2014.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BPS	Common Shares	Unlimited	None	2,032,115
MPA	Common Shares	Unlimited	None	11,504,433

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE or NYSE MKT, as applicable, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BPS	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
October 31, 2014	$12.88	$12.51	$14.33	$14.61	(10.12)%	(14.37)%
July 31, 2014	$13.17	$12.48	$14.35	$14.20	(8.22)%	(12.11)%
April 30, 2014	$13.00	$12.21	$14.19	$13.70	(8.39)%	(10.88)%
January 31, 2014	$12.27	$11.21	$13.68	$13.18	(10.31)%	(14.95)%
October 31, 2013	$12.30	$11.27	$13.25	$12.86	(7.17)%	(12.34)%
July 31, 2013	$15.59	$11.68	$15.33	$13.29	1.70%	(12.11)%
April 30, 2013	$16.14	$14.22	$15.50	$15.12	4.13%	(5.95)%
January 31, 2013	$16.41	$15.01	$15.55	$15.39	5.53%	(2.48)%
October 31, 2012	$16.23	$15.19	$15.58	$15.33	4.17%	(0.91)%
July 31, 2012	$15.50	$14.90	$15.56	$15.09	(0.39)%	(1.26)%
April 30, 2012	$15.36	$14.40	$14.88	$14.83	3.23%	(2.90)%

MPA	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
October 31, 2014	$14.24	$13.88	$16.13	$15.78	(11.72)%	(12.04)%
July 31, 2014	$14.35	$13.87	$15.85	$15.80	(9.46)%	(12.22)%
April 30, 2014	$14.13	$13.29	$15.64	$15.04	(9.65)%	(11.64)%
January 31, 2014	$13.33	$12.41	$15.10	$14.51	(11.72)%	(14.47)%
October 31, 2013	$13.62	$12.35	$14.49	$14.10	(6.00)%	(12.41)%
July 31, 2013	$15.91	$13.02	$16.82	$14.43	(5.41)%	(9.77)%
April 30, 2013	$16.37	$15.05	$16.71	$16.35	(2.03)%	(7.95)%
January 31, 2013	$17.01	$15.69	$16.63	$16.55	2.29%	(5.20)%
October 31, 2012	$16.57	$15.59	$16.70	$16.41	(0.78)%	(5.00)%
July 31, 2012	$16.00	$15.38	$16.62	$16.17	(3.73)%	(4.89)%

For the periods shown in the tables above, the Common Shares of each Fund have traded at both a premium and discount to NAV.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 8, 2014, the date immediately prior to the date of the public announcement of the Reorganization.

Fund	Market Price	NAV	Premium/(Discount) to NAV
MPA	$14.53	$16.12	(9.86)%
BPS	$12.67	$14.78	(14.26)%

To the extent the Target Fund Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, Target

Fund common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the Acquiring Fund’s post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganization, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Acquiring Fund Common Shares may trade at a price that is less than the Acquiring Fund Common Shares’ current market price. In the Reorganization, common shareholders of the Target Fund will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganization.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s Common Shares and the aggregate amount of distributions declared during this period by the Acquiring Fund and the Target Fund was $1.78 per Common Share and $1.65 per Common Share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of December 31, 2014, each Fund had the following number of common shareholders:

Title of Class	Number of BPS Record Holders	Number of MPA Record Holders
Common Shares	30	129

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The following table illustrates the anticipated reduction or increases in the Total Expense Ratio for the common shareholders of each Fund expected as a result of the completion of the Reorganization. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended July 31, 2014; and (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming the Reorganization had taken place on July 31, 2014.

	Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(b)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	$0.02 per share for open-market purchases of Common Shares	Same as BPS	Same as BPS
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(d)	0.98%	0.81%	0.79%
Other Expenses	0.41%	0.13%	0.13%
Interest Expenses(e)	0.66%	0.54%	0.56%
Total Annual Fund Operating Expenses(d)I(e)	2.05%	1.48%	1.48%

(a)	Assumes the Reorganization had taken place on July 31, 2014.
(b)	No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganization. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE or NYSE MKT, as applicable, through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases of Common Shares pursuant to the Dividend Reinvestment Plan, which will be deducted from the value of the dividend. You will also be charged a $0.02 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.
(d)	The Target Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities. If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund.
(e)	The total expense table includes interest expenses associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expenses are actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. Under applicable accounting rules, however, only the cost of the leverage associated with investments in tender option bonds is included for purposes of reporting a Fund’s Total Annual Fund Operating Expenses. Therefore, the level of a Fund’s Total Annual Fund Operating Expenses that includes interest expense is dependent upon the amount of its leverage in the form of preferred shares versus the amount of its leverage in the form of investments in tender option bonds, even though both types of leverage have similar effects on returns experienced by common shareholders. Furthermore, the amount of each Fund’s leverage in the form of tender option bonds has varied from time to time over the past year. The Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are as follows:

Target Fund (BPS)	Acquiring Fund (MPA)	Pro Forma Combined Fund (MPA)
1.39%	0.95%	0.93%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor in Common Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Target Fund (BPS)	$21	$64	$110	$238
Acquiring Fund (MPA)	$15	$47	$81	$177
Pro Forma Combined Fund (MPA)	$15	$47	$81	$177

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The Investment Advisor will bear a portion of the Acquiring Fund’s costs with respect to the Reorganization. The expenses of the Reorganization are estimated to be $276,000 for the Target Fund and $233,000 for the Acquiring Fund. Because of the expected expense savings and other benefits for each Fund, the Investment Advisor recommended and the Board of each Fund has approved that its respective Fund be responsible for a portion of its own Reorganization expenses. The Investment Advisor will bear approximately $160,000 of the Acquiring Fund’s reorganization expenses because the common shareholders of the Acquiring Fund are not expected to experience the same level of economic benefits from the Reorganization as the common shareholders of the Target Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of July 31, 2014 and (ii) the pro forma capitalization of the Combined Fund assuming the proposed Reorganization had occurred on July 31, 2014.

	Target Fund (BPS)	Acquiring Fund (MPA)	Adjustments		Pro Forma Combined Fund (MPA)
Net Assets Attributable to:
Common Shares(1)	$29,115,819	$181,458,616	$(349,000	)(2)	$210,225,435
VRDP Shares	$16,300,000	$66,300,000			$82,600,000
Shares Outstanding
Common Shares	2,032,115	11,504,433	(202,941	)(3)	13,333,607
VRDP Shares	163	663			826
NAV per Common Share	$14.33	$15.77			$15.77
Liquidation Preference per VRDP Share	$100,000	$100,000			$100,000

(1)	Based on the number of outstanding Common Shares as of July 31, 2014.
(2)	Reflects non-recurring aggregate estimated reorganization expenses of $349,000, of which $276,000 was attributable to the Target Fund and $73,000 was attributable to the Acquiring Fund. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(3)	Reflects adjustments due to differences in per Common Share NAV.

FINANCIAL STATEMENTS

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

(i). the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2014;

(ii). the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended April 30, 2014; and

(iii). the non-audited financial statements and financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report for the six months ended October 31, 2014.

No other parts of the Acquiring Fund’s Annual Reports for the fiscal year ended July 31, 2014, the Target Fund’s Annual Report for the fiscal year ended April 30, 2014 or the Target Fund’s Semi-Annual Report for the six months ended October 31, 2014, are incorporated by reference herein.

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2014.

The unaudited pro forma information provided herein should be read in conjunction with the annual reports of the Target Fund and the Acquiring Fund dated April 30, 2014 and July 31, 2014, respectively, and the semi-annual report of the Target Fund dated October 31, 2014, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended July 31, 2014 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at August 1, 2013. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, the Target Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.60% of the Target Fund’s average weekly net assets. Average weekly net assets are the average weekly value of the Target Fund’s total assets minus its total accrued liabilities. The Acquiring Fund pays the Investment Advisor a monthly fee at an annual contractual management fee rate of 0.50% of the Acquiring Fund’s average daily net assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus its total accrued liabilities.

If the Reorganization is consummated, the annual contractual management fee rate of the Combined Fund will be reduced to 0.49% of the average daily net assets of the Combined Fund.

As of July 31, 2014, the net assets of (i) the Target Fund were $29,115,819 and (ii) the Acquiring Fund were $181,458,616. The net assets of the Combined Fund as of July 31, 2014 would have been $208,140,442 on a pro forma basis. In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in the Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization and the distribution of undistributed net investment income, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares). The amount of increased common shares of 1,824,945 was calculated based on net asset value of the Acquiring Fund Common Shares of $15.61 in exchange for common shares of the Target Fund.

Upon the closing of the Reorganization, the Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.05 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganization. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganization, with the only significant difference being that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the newly issued Acquiring Fund VRDP Shares is expected to have a mandatory redemption date of June 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are substantially similar to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of the two Funds’ VRDP Shares is that the Target Fund VRDP Shares have a mandatory redemption date of July 1, 2042 and the Acquiring Fund VRDP Shares have a mandatory redemption date of June 1, 2041. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect effective leverage, asset coverage and eligible investments. The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. Each Fund’s VRDP Shares are currently in a three year special rate period that will end on June 24, 2015. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

On a pro forma basis for the twelve months ended July 31, 2014, the proposed Reorganization would result in a decrease of $77,376 in the investment advisory fees charged and a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $82,063 on a pro forma basis for the twelve months ended July 31, 2014.

The total annual portfolio operating expenses (including interest expenses) for the Target Fund was 2.05% as of July 31, 2014. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.48% as of July 31, 2014. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (including interest expenses) are expected to be 1.48%.

The total annual portfolio operating expenses (excluding interest expenses) for the Target Fund was 1.39% as of July 31, 2014. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 0.95% as of July 31, 2014. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total annual portfolio operating expenses (excluding interest expenses) are expected to be 0.93%.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2014, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, the Investment Advisor has agreed to pay approximately $160,000 of the Acquiring Fund’s costs of the Reorganization. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (BPS)	Acquiring Fund (MPA)
$276,000	$233,000

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2014, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BPS)	Acquiring Fund (MPA)
$343,000	$1,741,993

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Expiration

	Target Fund (BPS)	Acquiring Fund (MPA)
2016	$127,957	—
2017	$929,529	$1,066,968
2018	$586,549	$893,908
2019	—	$50,303
No expiration date*	$716,368	$1,448,538

*	Must be used prior to losses subject to expiration.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BYLAWS

Each Fund’s declaration of trust and bylaws includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust of the Acquiring Fund

At each annual meeting, shareholders of the Acquiring Fund elect all 11 trustee nominees for one year terms. A Board Member of the Acquiring Fund may be removed from office with cause at any time by a written instrument signed by the remaining Board Members, provided that Board Members elected by one class of shares have no power to remove a Board Member elected by another class of shares. A Board Member may also be removed from office with or without cause by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Board Member. Holders of the Acquiring Fund’s outstanding preferred shares, including the VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund, are entitled to elect two directors of the Acquiring Fund at all times.

In addition, the Acquiring Fund’s declaration of trust requires the favorable vote of the holders of at least two-thirds of the Acquiring Fund’s outstanding common and preferred shares entitled to be vote matter to approve, adopt or authorize the following:

•	a merger or consolidation or share exchange of the Acquiring Fund with any other entity;

•	a sale of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Acquiring Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding common and preferred shares of the Acquiring Fund entitled to vote thereon shall be required. If any plan of reorganization (as such term is used under the 1940 Act) adversely affects the Acquiring Fund’s preferred shares, including the Acquiring Fund VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including the Acquiring Fund VRDP Holders.

The Board of the Acquiring Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the declaration of trust of the Acquiring Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Agreement and Declaration of Trust of the Target Fund

The Board of the Target Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for the Target Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of the Target Fund.

A Board Member of the Target Fund may be removed from office by the action of two-thirds of the remaining Board Members or by a vote of the holders of at least two-thirds of the Target Fund’s common and preferred shares.

Holders of the Target Fund’s outstanding preferred shares, including the VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Target Fund, are entitled to elect two directors of the Target Fund at all times.

In addition, the Target Fund’s Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Target Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class of shares and their associates, unless the board of trustees by resolution has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a five percent-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of shares of beneficial interest of the Target Fund. The transactions subject to these special approval requirements are:

•	the merger or consolidation of the Target Fund or any subsidiary of the Target Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Target Fund to any Principal Shareholder for cash, except pursuant to a dividend reinvestment plan;

•

the sale, lease or exchange of all or any substantial part of the assets of the Target Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Target Fund or any subsidiary of the Target Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

The Target Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Fund’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Target Fund’s Board and approved by a majority vote of the affected shareholders of the Target Fund.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects the Target Fund’s preferred shares, including the Target Fund VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including the Target Fund VRDP Holders.

The Board of the Target Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the declaration of trust of the Target Fund on file with the SEC for the full text of these provisions.

Certain Provisions in each Fund’s Bylaws

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

To convert the Target Fund to an open-end investment company, the Target Fund requires an amendment to the Target Fund’s declaration of trust. The amendment requires (i) the affirmative vote of the holders of a majority of the Board Members then in office and by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the Target Fund’s outstanding Common Shares and VRDP Shares entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members then in office), and (ii) the affirmative vote of a 1940 Act Majority of the outstanding VRDP Shares, voting as a separate class.

To convert the Acquiring Fund to an open-end investment company, the Acquiring Fund requires an amendment to the Acquiring Fund’s declaration of trust. The amendment requires the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s outstanding Common Shares and VRDP Shares entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Board Members fixed in accordance with the declaration of trust), and the affirmative vote of a 1940 Act Majority of the outstanding VRDP Shares, voting as a separate class.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE or NYSE MKT. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective(s) and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

General

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Special Meeting. For the Target Fund, a list of shareholders of record as of the Record Date will be available at the offices of such Fund, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by the such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Record Date

The Funds’ have fixed the close of business on January 12, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of Common Shares and VRDP Shares outstanding:

Title of Class	Target Fund (BPS)	Acquiring Fund (MPA)
Common Shares	2,032,115	11,504,433
VRDP Shares	163	663

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Special Meeting. Proposal 1 is not a “routine” matter and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

Target Fund VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. Acquiring Fund VRDP Holders are being asked to consider Proposal 1(C) below. With respect to Proposal 1(A), 1(B) and 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

As used herein, a “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of the Target Fund, voting as a single class, are being asked to vote on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act, and the Target Fund’s dissolution in accordance with its agreement and declaration of trust and Delaware law.	Majority of Outstanding Shares Entitled to Vote

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act, and the Target Fund’s dissolution in accordance with its agreement and declaration of trust and Delaware law.	1940 Act Majority

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund Shares in connection with the Reorganization.	Majority of Outstanding VRDP Shares

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each trustee’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective trustee (“Supervised Funds”) as of December 31, 2014 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BPS	Aggregate Dollar Range of Share Equivalents in BPS	Aggregate Dollar Range of Common Shares in MPA	Aggregate Dollar Range of Share Equivalents in MPA	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	N/A	N/A	$50,001-$100,000	$50,001-$100,000
Barbara G. Novick	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Independent Board Members
Michael J. Castellano	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Richard E. Cavanagh	N/A	N/A	$1-$10,000	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	N/A	$1-$10,000	N/A	$50,001-$100,000	Over $100,000
Kathleen F. Feldstein	N/A	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
James T. Flynn	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Jerrold B. Harris	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	N/A	Over $100,000	Over $100,000

As of December 31, 2014, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of December 31, 2014, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares and none of the outstanding VRDP Shares of each such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of December 31, 2014. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†	Preferred Shares Held†	Preferred Shares % Held†
BPS	Citibank, N.A.(1)	399 Park Avenue New York, NY 10022	—	—	VRDP: 163	VRDP: 100.00%
	Citicorp(1)	399 Park Avenue New York, NY 10022	—	—	—	—
	Citigroup Inc.(1)	399 Park Avenue New York, NY 10022	—	—	—	—
MPA	Citibank, N.A.(1)	399 Park Avenue New York, NY 10022	—	—	VRDP: 663	VRDP: 100.00%
	Citicorp(1)	399 Park Avenue New York, NY 10022	—	—	—	—
	Citigroup Inc.(1)	399 Park Avenue New York, NY 10022	—	—	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before December 31, 2014.
(1)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13D jointly. Citibank, N.A. holds 100% of the VRDP shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former board members for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for each Fund performs an annual audit of such Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be such Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley St Boston, MA 02116-5022. A representative of Deloitte & Touche LLP is not expected to be present at the Special Meeting.

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the years ended July 31, 2014 and April 30, 2014, respectively, are incorporated by reference herein. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Legal Opinions

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Common Shares will also be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2015 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Friday, February 13, 2015. In the event a Fund moves the date of its 2015 annual shareholder meeting by more than 30 days from the anniversary of its 2014 annual shareholder meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2015 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2015 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2015 annual shareholder meeting in accordance with the Bylaws of the Fund. The Bylaws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2015 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s Bylaws and be received by the Fund between Monday, March 2, 2015 and Wednesday, April 1, 2015.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Wednesday, April 1, 2015. In the event a Fund moves the date of its 2015 annual shareholder meeting by more than 25 days from the anniversary of its 2014 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2015 annual shareholder meeting in accordance with the advance notice provisions of the Bylaws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for 2015’s annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the Bylaws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its Bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Chief Compliance Officer of their respective Fund, 100 Bellevue Parkway, Wilmington, DE 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and BlackRock have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, a

proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $13,700 and $28,600 by the Target Fund and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from both the Common Shares and VRDP Shares. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Incorporation by Reference

The financial statements of the Acquiring Fund appearing in the Acquiring Fund’s Annual Report for the year ended July 31, 2014 is incorporated by reference herein. The financial statements of the Target Fund appearing in the Target Fund’s Annual Report for the year ended April 30, 2014 and the Target Fund’s Semi-Annual Report for the six months ended October 31, 2014 are incorporated by reference herein. See “Financial Statements.”

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

January 23, 2015

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            , 2015

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, The BlackRock Pennsylvania Strategic Municipal Trust, a registered non-diversified closed-end investment company, File No. 811-09417, (the “Target Fund”) and BlackRock MuniYield Pennsylvania Quality Fund, a registered non-diversified closed-end investment company, File No. 811-07136 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a business trust with legal existence under the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (as defined in Section 1(n) herein) (“Acquiring Fund VRDP Holders”) voting as a separate class as described in Sections 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the

Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) The Acquiring Fund is not obligated under any provision of its declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended July 31, 2014, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Combined Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Combined Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l) The proxy statement for the Acquiring Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(m) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 826 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.05 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable and has the voting rights provided by the Acquiring Fund’s declaration of trust and applicable law.

(o) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s declaration of trust or applicable law, and no Acquiring Fund common shareholder or Acquiring Fund VRDP Holder (collectively, the “Acquiring Fund Shareholders”) will have any preemptive right of subscription or purchase in respect thereof.

(q) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Sections 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended April 30, 2014, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the NYSE MKT, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Combined Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (“Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 163 preferred shares of beneficial interests of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of the Commonwealth of Massachusetts.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Combined Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay such distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such distributions after the Closing Date as an agent out of cash acquired from the Target Fund in the Reorganization and segregated for this purpose.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target

Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund VRDP Holders book entry interests for the Acquiring Fund VRDP Shares registered in the name of such holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Certificate of Designation Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Certificate of Designation”), Notice of Special Rate Period and share certificates representing such VRDP Shares, in each case as of the effective date of the Reorganization, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement, the Preferred Shares Proxy Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Combined Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the VRDP Shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Trustees of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to Target Fund VRDP Holders on the Closing Date shall only be distributed to Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Certificate of Designation; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing

Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the VRDP Shares Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the effective date of the Reorganization and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Proxy Statement/Prospectus (but only to Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the effective date of the Reorganization or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a majority of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, of either (i) 67% or more of the Target Fund VRDP Shares present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding Target Fund VRDP Shares were present or represented by proxy or (ii) more than 50% of the outstanding Target Fund VRDP Shares, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization adopted by the Board of Trustees of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief

Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of the Commonwealth of Massachusetts with respect to the Acquiring Fund’s legal existence with the office of the Secretary of the Commonwealth of Massachusetts, the Acquiring Fund has legal existence under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the power and authority as a Massachusetts business trust to execute, deliver and perform all of its obligations under this Agreement under the laws of the Commonwealth of Massachusetts;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite action on the part of the Acquiring Fund under the laws of the Commonwealth of Massachusetts;

(v) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the Commonwealth of Massachusetts;

(vi) neither the execution and delivery by the Acquiring Fund of this Agreement the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund (“Scheduled Contract”); (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates any law rule or regulation of the Commonwealth of Massachusetts or the United States of America;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the Commonwealth of Massachusetts or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(viii) the Shares have been duly authorized by all requisite action on the part of the Acquiring Fund and, when the Shares are delivered against payment therefor in accordance with the terms of this Agreement, and the issuance of the Shares is duly recorded in the share registry maintained by or on behalf of the Acquiring Fund, the Shares will be validly issued, fully paid, free and clear of any preemptive rights or any similar rights arising under the laws of the Commonwealth of Massachusetts, the Acquiring Fund’s declaration of trust, the bylaws or any Scheduled Contract and, subject to the following, nonassessable. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if the Acquiring Fund were held to be a partnership, however, the possibility of the holders of Share incurring personal liability for financial loss appears remote because (i) Article V, section 5.1 of the Acquiring Fund’s declaration of trust contains an express disclaimer of liability for shareholders in connection with the property of the Acquiring Fund or the acts, obligations or affairs of the Acquiring Fund, (ii) Article V, section 5.5 of the Acquiring Fund’s declaration of trust requires that every written obligation, contract, instrument, certificate, share or other security or undertaking made or issued by or on behalf of the Acquiring Fund contain a recitation to the effect that the shareholders shall not personally be bound by or liable thereunder and (iii) Article V, section 5.1 of the Acquiring Fund’s declaration of trust provides that the Acquiring Fund shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder.

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of Trustees of the

Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary.

(c) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute and deliver this Agreement and to consummate the transactions thereby under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of Commonwealth of Massachusetts;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the agreement and declaration of trust or by-laws of the Target Fund; (ii) constitutes a material violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the DSTA or any law rule or regulation of the Commonwealth of Massachusetts or the United States of America; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the DSTA or any law, rule or regulation of the Commonwealth of Massachusetts or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay such distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such distributions after the Closing Date as an agent out of cash acquired from the Target Fund in the Reorganization and segregated for this purpose.

(k) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization.

(l) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Certificate of Designation, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, and the share certificate of the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Certificate of Designation).

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2016, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to The BlackRock Pennsylvania Strategic Municipal Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn,

Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield Pennsylvania Quality Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
By:
Name:
Title:

THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

By:
Name:
Title:

APPENDIX B – DESCRIPTION OF VRDP SHARES AND RISKS

DESCRIPTION OF VRDP SHARES

The following is a description of the terms of the Acquiring Fund VRDP Shares. The following description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VRDP Shares in the Certificate of Designation, the Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement, filed as exhibits to the registration statement on Form N-14 filed with the SEC on December 11, 2014. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them herein in “—Glossary”.

Terms Applicable to the VRDP Shares Generally

The following is a description of the terms of the Acquiring Fund VRDP Shares, which is applicable for all Rate Periods, except to the extent specified in the terms of the Current Special Rate Period. The Acquiring Fund VRDP Shares are currently in a Special Rate Period, which commenced on June 21, 2012 and will expire on June 24, 2015, or such later date to which it may be extended (such period, the “Current Special Rate Period”). For information about the terms of the Acquiring Fund VRDP Shares during the Current Special Rate Period, please see “—Terms Applicable to the VRDP Shares during the Special Rate Period,” discussed below.

General.

The Certificate of Designation currently authorizes 663 VRDP Shares. If the Reorganization is consummated, the Certificate of Designation will be amended to reflect the authorization of 826 VRDP Shares. Please see the form of such amendment attached as Appendix C. All VRDP Shares have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The VRDP Shares rank on parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Acquiring Fund and the distribution of assets upon liquidation. All VRDP Shares carry one vote per share on all matters on which such shares are entitled to be voted. VRDP Shares, when issued, are expected to be fully paid and nonassessable and have no preemptive, conversion or cumulative voting rights.

Cumulative Cash Dividends and Dividend Periods.

General. Holders are entitled to receive, when declared, cumulative cash dividends at the Applicable Rate for the VRDP Shares, payable on the Dividend Payment Date to the holders of record on such dates with respect to VRDP Shares. Holders are not entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on VRDP Shares. No interest, or sum of money in lieu of interest, are payable in respect of any dividend payment or payments on VRDP Shares which may be in arrears, and, except that the Acquiring Fund is required to pay as a supplemental dividend a Late Charge (as defined below) on account of a Failure to Deposit (as discussed below), no additional sum of money will be payable in respect of any such arrearage. Each dividend on VRDP Shares are declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date.

The Dividend Payment Date with respect to the VRDP Shares is generally the first (1st) Business Day of each calendar month.

In connection with any transfer of VRDP Shares, the transferor as Beneficial Owner of VRDP Shares are deemed to have agreed pursuant to the terms of the VRDP Shares to transfer to the transferee the right to receive from the Acquiring Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Shares by the transferee.

Determination of Applicable Rate. The Applicable Rate is generally determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the VRDP Shares on the first (1st) day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). The Applicable Rate will not exceed the Maximum Rate. Notwithstanding the foregoing, the Applicable Rate for a Subsequent Rate Period that has been designated a Special Rate Period may be determined in accordance with the Notice of Special Rate Period designating such Special Rate Period.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

For each Subsequent Rate Period, the dividend rate on VRDP Shares is expected to be equal to the rate per annum that results from the Applicable Rate Determination for the VRDP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)	if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below or in the Certificate of Designation, the dividend rate on the VRDP Shares for such Subsequent Rate Period is required to be adjusted to the Maximum Rate for the VRDP Shares on the Rate Determination Date therefor;

(B)	in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate is required to continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days;

(C)

if any Failure to Deposit occurs with respect to the VRDP Shares during any Dividend Period, but, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit has been cured in accordance with the Certificate of Designation and the Acquiring Fund has paid to the Tender and Paying Agent a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the VRDP Shares, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit has not been cured in accordance with the Certificate of Designation (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the Redemption Price of the VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Certificate of Designation, an amount computed by multiplying, (x) for the Rate Period during which such Failure to Deposit occurs on the Redemption Date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit is not cured in accordance with the Certificate of Designation (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with the Certificate of Designation, no Applicable Rate Determination is expected be held in respect of the VRDP Shares for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for the VRDP Shares for such Subsequent Rate Period is required to be the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period; or

(D)	if any Failure to Deposit has occurred with respect to the VRDP Shares during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred such Failure to Deposit has not been cured in accordance with the Certificate of Designation or the Acquiring Fund has not paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of the VRDP Shares for the first Subsequent Rate Period thereof thereafter (or for any Subsequent Rate Period thereof thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with the Certificate of Designation and (2) the Acquiring Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for the VRDP Shares for each such Subsequent Rate Period is required to be a rate per annum equal to the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for the VRDP Shares, for purposes of determining such Maximum Rate, being deemed to be “below ‘BBB-’”).

The dividend rates described above are each an “Applicable Rate.”

The amount of dividends per share payable on the VRDP Shares on any Dividend Payment Date is equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) is computed by multiplying the Applicable Rate in effect for such VRDP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

A Failure to Deposit with respect to the VRDP Shares will be cured (if such Failure to Deposit is not solely due to the willful failure of the Acquiring Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period if, within the respective time periods described above, the Acquiring Fund pays to the Tender and Paying Agent (A) all accumulated but unpaid dividends on the VRDP Shares and (B) without duplication, the Redemption Price for VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Certificate of Designation; provided, however, that the foregoing clause (B) will not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent will not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Generally, dividends on VRDP Shares are paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. Any dividend payment made on VRDP Shares that is insufficient to cover the entire amount of dividends payable are first credited against the earliest accumulated but unpaid dividends due with respect to such VRDP Shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Acquiring Fund on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Trustees.

Dividends on VRDP Shares are designated as exempt-interest dividends up to the amount of Net Tax-Exempt Income of the Acquiring Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

Inclusion of Capital Gains and/or Ordinary Income in Dividends. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares must allocate to each such class proportionate amounts of each type of its income (exempt interest, ordinary income and capital gains) for each tax year based on the percentage of total dividends distributed to each class for such year. The Acquiring Fund presently intends that, so long as the Internal Revenue Service maintains this position, it expects to allocate to the fullest extent practicable net capital gains and ordinary income, if any, in each year between its Common Shares and its VRDP Shares in proportion to the total dividends paid to each class with respect to such year.

The Acquiring Fund presently intends that, for a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, it will include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares in a manner such that the taxable nature of that income will be taken into account when the Remarketing Agent sets the Applicable Rate. In such event, the Acquiring Fund is required to notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (A) not later than fourteen (14) calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (B) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and the Remarketing Agent is required to promptly notify each potential

Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt interest income, the different types of income are expected to be paid in the same relative proportions for each day during that Rate Period.

The Acquiring Fund may also include such ordinary income or capital gains in a dividend on the VRDP Shares without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation (as described below) and the additional amount was a Gross-up Payment (as described below); provided that the Acquiring Fund notifies the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. The Acquiring Fund presently expects that it will include ordinary income or capital gains in dividends without giving advance notice and pay any required additional amount only for Special Rate Periods of more than twenty-eight (28) Rate Period Days, or in situations where the need to allocate taxable income to VRDP Shares was discovered after the time when such advance notice could readily have been given.

Gross-up Payments. Holders are entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Charter and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(i)	If the Acquiring Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as discussed above (such allocation being referred to herein as a “Taxable Allocation”), the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

(ii)	The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Restrictions on Dividends and Other Distributions. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on the shares of any class or series of stock of the Acquiring Fund ranking, as to the payment of dividends, on a parity with VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the VRDP Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon the VRDP Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares of the Acquiring Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared upon VRDP Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with VRDP Shares are expected to be declared pro rata so that the amount of dividends declared per VRDP Share and such other class or series of stock will in all cases bear to each other the same ratio that accumulated dividends per VRDP Share and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per VRDP Share will be based on the Applicable Rate for such share effective during the Dividend Periods during which dividends were not paid in full).

The Board of Trustees may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

For so long as any VRDP Share is Outstanding, and except as set forth above and except for pro rata distributions as set forth in the Certificate of Designation, (A) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Acquiring Fund ranking junior to or on a parity with the VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to or on a parity with VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRDP Shares through their most recently ended Dividend Period have been paid or have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Acquiring Fund has redeemed the full number of VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) would each at least equal the VRDP Shares Basic Maintenance Amount.

Designation of Special Rate Periods. The Acquiring Fund, at its option, with the prior written consent of the Liquidity Provider, may designate any succeeding Subsequent Rate Period of the VRDP Shares as a Special Rate Period (a “Special Rate Period”) consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as described in the next paragraph. A designation of a Special Rate Period is effective only with the prior written consent of the Liquidity Provider and if (A) it is permitted by applicable law and the Charter, (B) notice thereof have been given in accordance with the Certificate of Designation, (C) no VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, and (D) if any Notice of Redemption has been provided by the Acquiring Fund with respect to any VRDP Shares, the Redemption Price with respect to the VRDP Shares has been deposited with the Tender and Paying Agent. In the event the Acquiring Fund wishes to designate any succeeding Subsequent Rate Period for VRDP Shares as a Special Rate Period consisting of more than twenty-eight (28) Rate Period Days, the Acquiring Fund will notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) in advance of the commencement of such Subsequent Rate Period that the Acquiring Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and is required to provide Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with such documents as they may request.

If the Acquiring Fund proposes to designate any succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, not less than twenty (20) (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than thirty (30) days prior to the date the Acquiring Fund proposes to designate as the first (1st) day of such Special Rate Period (which will be such day that would otherwise be the first (1st) day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) will be sent by the Acquiring Fund by first-class mail, postage prepaid or by Electronic Means to the Holders with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice will state (A) that the Acquiring Fund may exercise its option to designate a succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, specifying the first (1st) day thereof, (B) that the Acquiring Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for the VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period and (G) the Special Optional Tender Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period.

No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of any proposed Special Rate Period of VRDP Shares as to which notice has been given (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Acquiring Fund is required to deliver to the Remarketing Agent and the Liquidity Provider either:

(a)

a notice (“Notice of Special Rate Period”) stating (A) that the Acquiring Fund has determined to designate the next succeeding Rate Period of VRDP Shares as a Special Rate Period, specifying the same and the first (1st) day thereof, (B) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (C) the rate calculation period to be used in determining the Applicable Rate if the term thereof is different from the term of the Special Rate Period and any other special provisions relating to the calculation of the Applicable Rate, including any provision for setting the Applicable Rate by reference to any index or to the ratings of the VRDP Shares or specifying any additional events or conditions the existence or occurrence of which result in adjustments to the Applicable Rate or additional fees or payments in respect of VRDP Shares (which provisions may vary provisions that are set forth in the Charter (including the Certificate of Designation), provided that the provisions and variations are clearly and expressly set forth in the Notice of Special Rate Period), (D) that such Special Rate Period will not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period, (G) the Special Optional Tender Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period (including whether the Optional Tender provisions will be applicable or otherwise subject to special conditions during the Special Rate Period), (H) the special provisions, if any, relating to the transfer of the VRDP Shares during the Special Rate Period, (I) the special provisions, if any, related to Taxable Allocations during the Special Rate Period and any resulting Gross-up Payments during the Special Rate Period including, but not limited to, that Section 3 of Part I and Section 6 of Part II of the Certificate of Designation will have no effect during the Special Rate Period and that, instead, alternative special provisions will be observed during such period, (J) the special provisions, if any, relating to the creation and termination of the Special Rate Period including, but not limited to, any provisions relating to the nature and scope of the obligations and rights of the Liquidity Provider and the Remarketing Agent in connection therewith, the short-term credit ratings of the Liquidity Provider and the short-term preferred stock ratings of the VRDP Shares, the Remarketing of the VRDP Shares upon the termination of the Special Rate Period, the applicability of the redemption and certain other related provisions of the Certificate of Designation with respect to VRDP Shares held by the Liquidity Provider (whether or not in its capacity as such) during the Special Rate Period and any rights of the Acquiring Fund to request Holders of VRDP Shares to agree to an extension of the Special Rate Period prior to the termination thereof and (K) the special provisions, if any, relating to Mandatory Tender Events and Mandatory Tenders with respect to VRDP Shares during the Special Rate Period (including whether Mandatory Tender Events and Mandatory Tenders will be applicable during the Special Rate Period), such notice to be accompanied by a VRDP Shares Basic Maintenance Report showing that, as of the third (3rd) Business Day immediately preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating such VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating such VRDP Shares at the request of the Acquiring Fund) each have an aggregate Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the Moody’s Guidelines); or

(b)	a notice stating that the Acquiring Fund has determined not to exercise its option to designate a Special Rate Period for the VRDP Shares and that the next succeeding Rate Period for the VRDP Shares will be a Minimum Rate Period.

If the Acquiring Fund fails to deliver either of the notices described above by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Acquiring Fund will be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in (b) above. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (a) above, it is required to file a copy of such notice with the secretary of the Acquiring Fund, and the contents of such notice will be binding on the Acquiring Fund and the Holders and Beneficial Owners of the VRDP Shares. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (b) above, the Acquiring Fund is required to provide Moody’s (if Moody’s is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and Fitch (if Fitch is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) a copy of such notice.

In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a Notice of Special Rate Period, it is required to deliver, concurrently with the delivery thereof to the Remarketing Agent and the Liquidity Provider, such Notice of Special Rate Period to the Holders of the VRDP Shares subject to the Special Rate Period. During the term of the Special Rate Period, the Acquiring Fund is required to provide a copy of the Notice of Special Rate Period to (i) any Holder or Beneficial Owner of the VRDP Shares upon request and (ii) any Holder or Beneficial Owner that is a transferee in any transfer of the VRDP Shares during the Special Rate Period promptly after receiving the notice described below, provided the Acquiring Fund has been notified of any such transfer and has been provided with the contact information of such Holder or Beneficial Owner, as applicable.

A Notice of Special Rate Period maybe amended by the Trust at any time; provided, however, that the Acquiring Fund delivers any such amendment to the Remarketing Agent, the Liquidity Provider and the Acquiring Fund VRDP Holders subject to the Special Rate Period.

The designation of a Special Rate Period is a Mandatory Tender Event. See “Remarketing—Mandatory Tender” below.

Failed Remarketing Condition and Maximum Rate

A Failed Remarketing Condition means the occurrence of a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth below) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days. Pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent is required to provide notice of such Failed Remarketing Condition within two (2) Business Days of receipt by the Tender and Paying Agent of such notice of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to the Holders (with a copy to the Acquiring Fund).

The “Maximum Rate” for the VRDP Shares on any Rate Determination Date, or in respect of the occurrence of a Failed Remarketing Condition for the VRDP Shares, means the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. Any change in the definition of the Maximum Rate will require the prior written consent of the Liquidity Provider. The Maximum Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Acquiring Fund has given notification to the Remarketing Agent and the Tender and Paying Agent prior to the Applicable Rate Determination for the Rate Period pursuant to the Certificate of Designation that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

The “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

The “Applicable Percentage” of the Applicable Base Rate is as follows:

Long-Term* Rating		Applicable Percentage of Applicable Base Rate— No Notification
Fitch	Moody’s
AA- to AAA	Aa3 to Aaa	100%
BBB- to A+	Baa3 to A1	110%
Below BBB-**	Below Baa3**	135%

*	And/or the equivalent ratings of an Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund; utilizing the lower of the ratings of the Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund.
**	Includes unrated, if no Rating Agency is then rating the VRDP Shares

In the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II of the Certificate of Designation that any ordinary income and capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table will be divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and Pennsylvania personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and Pennsylvania corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

“Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described below) when there is not a Failed Remarketing Condition, 200 basis points (2.00%).

If a Failed Remarketing Condition has occurred or is continuing, then the Applicable Spread is 200 basis points (2.00%) up to 59 days after the occurrence of a Failed Remarketing Condition. If a Failed Remarketing Condition continues for more than 59 days, then the determination of the Applicable Spread will increase in accordance with the following schedule:

sixty (60) days but fewer than ninety (90) days of a continued Failed Remarketing Condition:	225 basis points (2.25%)

ninety (90) days but fewer than 120 days of a continued Failed Remarketing Condition:	250 basis points (2.50%)

120 days but fewer than 150 days of a continued Failed Remarketing Condition:	275 basis points (2.75%)

150 days but fewer than 180 days of a continued Failed Remarketing Condition:	300 basis points (3.00%)

180 days or more of a continued Failed Remarketing Condition:	400 basis points (4.00%)

If at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%), and the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, then such Applicable Spread will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists (the “45-Day Period”).

If a new Failed Remarketing Condition occurs prior to the end of the 45-Day Period, and the Applicable Spread is 225 basis points (2.25%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 250 basis points (2.50%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 275 basis points (2.75%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 300 basis points (3.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 400 basis points (4.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount in the Rating Agency Guidelines of the Rating Agency or Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

Notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, in no event will the Maximum Rate exceed 15%; provided, however, that in the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to the Certificate of Designation that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Maximum Rate will not exceed 15% divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and Pennsylvania personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and Pennsylvania corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

Redemptions

Mandatory Redemption. The Acquiring Fund is required to redeem, out of funds legally available therefor and otherwise in accordance with state law, all Outstanding VRDP Shares on July 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

The Acquiring Fund also is required to redeem VRDP Shares, out of funds legally available therefor and otherwise in accordance with state law, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, certain of the VRDP Shares, if the Acquiring Fund fails to:

(i) have either Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount; or

(ii) maintain the Minimum VRDP Shares Asset Coverage;

and such failure is not cured on or before the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

In the event of failure by the Acquiring Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Shares Basic Maintenance Amount, if then applicable, the Acquiring Fund may seek to cure such failure on or prior to the VRDP Shares Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the VRDP Shares at the request of the Acquiring Fund as in effect at the time of failure.

The number of VRDP Shares to be redeemed is required to be equal to the lesser of (i) the minimum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the Acquiring Fund’s (a) having each of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount, or (b) maintaining the Minimum VRDP Shares Asset Coverage, as the case may be, on the applicable Cure Date (provided, however, that if there is no such minimum number of VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and Preferred Shares then outstanding is required to be redeemed), and (ii) the maximum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds legally available therefor in accordance with the Charter and applicable law. In determining the VRDP Shares required to be redeemed in accordance with the foregoing, the Acquiring Fund is required to allocate the number required to be redeemed to satisfy the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage, as the case may be, pro rata among VRDP Shares and other Preferred Shares (and, then, pro rata among each series of VRDP Shares) subject to redemption or retirement. The Acquiring Fund is required to effect such redemption on the date fixed by the Acquiring Fund therefor, which date may not be earlier than ten (10) days nor later than sixty (60) days after the applicable Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Acquiring Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to sixty (60) days after the applicable Cure Date, the Acquiring Fund is required to redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed will be redeemed pro rata, by lot or other fair method as determined by the Board from the Holders in proportion to the number of VRDP Shares held by such Holders.

In addition, in accordance with the Certificate of Designation and if then required pursuant to the Fee Agreement, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous period of six (6) months (the “Six-Month Period”) during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares will have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock; provided, that, as of the date of redemption: (i) to the extent any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party, or any successor or permitted assign; and (ii) to the extent (a) any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption will have made written affirmation to the Acquiring Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso will not relieve the Acquiring Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and will only result in a delay by the Acquiring Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares is required to be determined by the Acquiring Fund on a first-in, first-out basis. The Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Acquiring Fund for such redemption, which date may not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund is required to redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

In connection with any Failed Remarketing Condition—Purchased VRDP Shares Redemption, the Acquiring Fund is required under the Fee Agreement to segregate assets for the purpose of such redemption. See “The Purchase Obligation—Fee Agreement.”

Optional Redemption. VRDP Shares may be redeemed, at the option of the Acquiring Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor and otherwise in accordance with applicable state law, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares remain Outstanding; and (2) the Notice of Special Rate Period relating to a Special Rate Period of VRDP Shares, as delivered to the Remarketing Agent and filed with the secretary of the Acquiring Fund, may provide that VRDP Shares may not be redeemable during the whole or any part of such Special Rate Period or may be redeemable during the whole or any part of such

Special Rate Period only upon payment of such redemption premium or premiums as may be specified therein (“Special Redemption Provisions”).

The Acquiring Fund may not on any date send a Notice of Redemption in respect of an Optional Redemption unless on such date (a) the Acquiring Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a Market Value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such VRDP Shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) each at least equals the VRDP Shares Basic Maintenance Amount, and would at least equal the VRDP Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets will be determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the definition of Moody’s Discount Factor herein.

Notice of Redemption and Other Redemption Provisions. If the Acquiring Fund determines or is required to redeem, in whole or in part, VRDP Shares pursuant to the Certificate of Designation, the Acquiring Fund is required to send a Notice of Redemption, by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider, or, in the case of a redemption resulting from a Failed Remarketing Condition—Purchased VRDP Shares Redemption, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Acquiring Fund to promptly do so by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Acquiring Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time will be acceptable to the Tender and Paying Agent. Such a notice is required to be sent to Holders not less than ten (10) days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption is required to state: (i) the Redemption Date; (ii) the number of VRDP Shares to be redeemed and the series thereof; (iii) the CUSIP number for VRDP Shares; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of the Certificate of Designation under which such redemption is made. If fewer than all VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder is required to also specify the number of VRDP Shares to be redeemed from such Holder. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Certificate of Designation that such redemption is subject to one or more conditions precedent and that the Acquiring Fund may not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof will affect the validity of redemption proceedings, except as required by applicable law.

Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed is required to be selected pro rata from among the Holders of VRDP Shares in proportion to the number of VRDP Shares held by such Holders of VRDP Shares, by lot or in such manner as the Board of Trustees may determine to be fair and equitable. Subject to the Certificate of Designation, the Board of Trustees have the full power and authority to prescribe the terms and conditions upon which VRDP Shares will be redeemed from time to time.

Notwithstanding the provisions governing a Mandatory Redemption or Optional Redemption under the Certificate of Designation, if any dividends on VRDP Shares (whether or not earned or declared) are in arrears, no VRDP Shares will be redeemed unless all Outstanding VRDP Shares are simultaneously redeemed, and the Acquiring Fund may not otherwise purchase or acquire any VRDP Shares; however, the foregoing will not prevent the purchase or acquisition of Outstanding VRDP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of Outstanding VRDP Shares.

To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption is required to be made as soon as practicable to the extent such funds become available. A failure to redeem VRDP Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Acquiring Fund fails, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares for which such Notice of Redemption has been sent; provided, however, that the foregoing will not apply in the case of the Acquiring Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Acquiring Fund may not have redeemed VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on VRDP Shares and is required to include those VRDP Shares for which a Notice of Redemption has been provided.

Upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount sufficient to redeem the VRDP Shares that are the subject of such notice, dividends on such VRDP Shares will cease to accumulate and such VRDP Shares will no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Shares Purchase Agreement, for any purpose, and all rights of the holders of the VRDP Shares so called for redemption will cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Certificate of Designation. Notwithstanding the foregoing, VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

Liquidation

VRDP Shares rank on a parity with each other and with shares of any other series of Preferred Shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, and the Holders then Outstanding are entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to such stockholders and otherwise in accordance with applicable state law, before any payment or distribution may be made on the Common Shares or on any other class of shares of the Acquiring Fund ranking junior to the VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such VRDP Shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to, but excluding, the date of final distribution in same day funds, together with any payments required to be made pursuant to the Certificate of Designation in connection with the liquidation of the Acquiring Fund. After the payment to the Holders of the full preferential amounts, the Holders as such will have no right or claim to any of the remaining assets of the Acquiring Fund.

In the event the assets of the Acquiring Fund available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such Holders are entitled pursuant to the Certificate of Designation, no such distribution may be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts are paid on account of the VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

Subject to the rights of the holders of any shares of any series or class or classes of shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, after payment has been made in full to the Holders, but not prior thereto, any other series or class or classes of shares ranking junior to the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders will not be entitled to share therein.

Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary.

Rating Agency Guidelines and Minimum VRDP Shares Asset Coverage

The Acquiring Fund is required under the Rating Agency Guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount. Each Rating Agency has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the Rating Agency Guidelines, all or a portion of such holding’s value may not be included in the calculation of Discounted Value. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The VRDP Shares Basic Maintenance Amount includes the sum of (a) the aggregate Liquidation Preference of VRDP Shares then Outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the Rating Agency Guidelines (and the Fee Agreement if required) to maintain, with respect to VRDP Shares, as of the last Business Day of each month, Minimum VRDP Shares Asset Coverage of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including the VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the VRDP Shares Basic Maintenance Amount or (b) the Minimum VRDP Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or agencies then rating the VRDP Shares at the request of the Acquiring Fund, the Acquiring Fund may be required to redeem VRDP Shares as described under “—Redemption—Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by a Rating Agency. Failure to adopt any such modification, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the VRDP Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the Rating Agency Guidelines in the event the Acquiring Fund receives written confirmation from the applicable Rating Agency, that any such amendment, alteration or repeal would not impair the ratings then assigned by such Rating Agency to the VRDP Shares.

The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that a Holder will be able to sell such VRDP Shares in a remarketing or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Acquiring Fund and the Investment Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by an NRSRO.

A Rating Agency’s guidelines apply to VRDP Shares only so long as such Rating Agency is rating such shares. The Acquiring Fund is required to pay certain fees to Moody’s or Fitch, or both, for rating VRDP Shares.

Voting Rights

Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of VRDP Shares will be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of stockholders of the Acquiring Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund, will be entitled to elect two trustees of the Acquiring Fund at all times, with each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, will elect the balance of the trustees.

If (i) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, are due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Tender and Paying Agent for the payment of such accumulated dividends, or (ii) at any time holders of the Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund, then the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including the VRDP Shares, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number. A special meeting of stockholders would be called and held as soon as reasonably practicable, which may be called by the Acquiring Fund by notice in accordance with the Bylaws or by a holder of Preferred Shares on like notice. At that meeting and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including the VRDP Shares, are entitled, voting together as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund) to elect the smallest number of additional trustees that, together with the two trustees which such holders are in any event entitled to elect, constitutes a majority of the total number of trustees of the Acquiring Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Acquiring Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including the VRDP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including VRDP Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least a majority of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or authorize, create or issue additional shares of any series of VRDP Shares (except that, notwithstanding the foregoing, but subject to certain Rating Agency approvals, the Board, without the vote or consent of the Holders, may with the prior written consent of the Liquidity Provider from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of VRDP Shares or classes or series of Preferred Shares ranking on a parity with VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund), or (b) amend, alter or repeal the provisions of the Charter, or the Certificate of Designation, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VRDP Shares or the Holders thereof set forth in the Charter or the Certificate of Designation; provided, however, that (i) none of the actions permitted by the exception to clause (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the Minimum VRDP Shares Asset Coverage or, if Moody’s, Fitch or any Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund, the VRDP Shares Basic Maintenance Amount. For purposes of the foregoing, except as otherwise set forth in the Certificate of Designation, no matter will be deemed to adversely affect any right, preference or power of the VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes the terms of any preferential rights of such series, (ii) creates, alters or abolishes the terms of any right in respect of redemption of such series, or (iii) creates or alters (other than to abolish or to comply with applicable law) the terms of any restriction on transfer applicable to such series. So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least 66  2/3% of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of VRDP Shares in a manner different from any other series of VRDP Shares, the Acquiring Fund may not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series Outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). When Holders are entitled to vote on Charter amendments, such Holders will have exclusive voting rights on Charter amendments that would alter only the contract rights, as expressly set forth in the Charter (including the Certificate of Designation), of the Holders of the VRDP Shares.

Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any action not described in this paragraph requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Acquiring Fund is required to, not later than ten (10) Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) or each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The foregoing rights of the owners of the Preferred Shares, including the VRDP Shares, to vote as a separate class on certain matters are in addition to the right of the Preferred Shares, including the VRDP Shares, and the owners of Common Shares of the Acquiring Fund, voting together as a single class, to vote on such matters.

The Certificate of Designation do not require the Acquiring Fund to maintain any particular preferred stock ratings for the VRDP Shares, and the Board of Trustees may, subject to Section 5(d) of Part I of the Certificate of Designation, at any time, terminate the services of a Rating Agency then providing a rating for the VRDP Shares with or without replacement, in either case, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, provided that the Acquiring Fund is required to provide notice to Holders as described below prior to terminating the services of a Rating Agency.

The Board of Trustees, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another Rating Agency, provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to Holders prior to terminating the services of a Rating Agency and replacing it with another Rating Agency. In the event a Rating Agency ceases to furnish a preferred stock rating or the Acquiring Fund terminates a Rating Agency with replacement in accordance with Section 5(d) of Part I of the Certificate of Designation, the Acquiring Fund will no longer be required to comply with the Rating Agency Provisions of the Rating Agency so terminated and, as applicable, the Acquiring Fund will be required to thereafter comply with the Rating Agency Provisions of each Rating Agency then providing a rating for the VRDP Shares.

The Board of Trustees, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement, provided that (i) the Acquiring Fund has given the Remarketing Agent, the Tender and Paying Agent, and the Liquidity Provider, and Moody’s, Fitch or Other Rating Agency, as applicable, and Holders of VRDP Shares at least 45 calendar days’ advance written notice of such termination of services, (ii) the Acquiring Fund is in compliance with the Moody’s Provisions, the Fitch Provisions or the Other Rating Agency Provisions, as the case may be, at the time the 45 calendar days’ advance written notice is given and at the time of the termination of services and (iii) the VRDP Shares continue to be rated by at least one NRSRO at and after the time of the termination of services.

The Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, is required to be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Acquiring Fund, the Board of Trustees and any holder of Preferred Shares, including VRDP Shares, or any other stockholder of the Acquiring Fund.

The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Holder of VRDP Shares, or any other stockholder of the Acquiring Fund, may from time to time take such actions as may be reasonably required in connection with obtaining, maintaining or changing the rating of any Rating Agency that is then rating the VRDP Shares at the request of the Acquiring Fund, and any such action will not be deemed to affect the preferences, rights or powers of Preferred Shares, including VRDP Shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable, then rating the VRDP Shares at the request of the Acquiring Fund (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any series of VRDP Shares) that any such action would not adversely affect the rating then assigned by such Rating Agency.

Remarketing Procedures

Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day) by a proper delivery of a Notice of Tender to the Tender and Paying Agent. Each Notice of Tender will be irrevocable (except as provided below) and effective upon receipt and will:

(i) be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission is unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii) state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased, and the Purchase Date, and be in substantially the form of and contain such other information specified in Exhibit C to Appendix B to this Appendix; and

(iii) state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as provided below) on or before 2:00 p.m., New York City time, on the Purchase Date.

Upon receipt of a Notice of Tender, the Tender and Paying Agent is required to provide a copy of such notice to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission is unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent is required to be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) is required to notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent is required to contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by such time. The Tender and Paying Agent is required to deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date is required to be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

Mandatory Tender

VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Tender will be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of the Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days, prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Certificate of Designation will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred.

The Purchase Date in respect of a Mandatory Tender Event may not be later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (i) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (ii) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (iii) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (iv) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

Remarketing Schedule

In connection with any attempted Remarketing, all tendered VRDP Shares is required to be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider is required to be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, is required to be communicated by the Remarketing Agent to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares is required to be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale is required to provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m. New York City time on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m. New York City time on the related Purchase Date.

By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent is required to deliver a notice to the Tender and Paying Agent and the Liquidity Provider (and, at the direction of the Acquiring Fund, concurrently therewith or as promptly as practicable thereafter, to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice) (a “Remarketing Notice”), by email transmission or facsimile transmission that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent is required to promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) a preliminary Notice of Purchase (“Preliminary Notice of Purchase”) that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if proceeds from a Remarketing for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent is required to deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, will be treated as not having been successfully remarketed and will be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider will equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

The Liquidity Provider is required to, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Notice of Purchase delivered by the Tender and Paying

Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Acquiring Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligation under the VRDP Shares Purchase Agreement, in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of VRDP Shares in the form of global securities.

Any VRDP Shares held by the Liquidity Provider will be deemed to have been tendered for Remarketing pursuant to an Optional Tender on the Business Day immediately following the acquisition of such VRDP Shares by the Liquidity Provider, and such notice will be deemed to have been given in a timely manner.

In connection with the allocation of VRDP Shares tendered for Remarketing by the Liquidity Provider and any other holder of VRDP Shares in any Remarketing, the Remarketing Agent is required to allocate those VRDP Shares previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those VRDP Shares acquired earliest by the Liquidity Provider).

In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, the Acquiring Fund (i) upon becoming aware thereof, is required to promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date, the Tender and Paying Agent is required to deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price is required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Liquidity Provider, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not so delivered, for return to the Liquidity Provider upon its request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing is required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date, for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not delivered, for return to the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, upon the Remarketing Agent’s request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Upon delivery of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, to the Tender and Paying Agent, the Tender and Paying Agent is required to pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Shares Purchase Agreement from the Liquidity Provider, with respect to the VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be.

Except as otherwise expressly provided for herein, the purchase and delivery of tendered VRDP Shares in the form of global securities and their Remarketing is required to be accomplished in accordance with the applicable procedures of the Securities Depository.

At any time after the termination of the VRDP Shares Purchase Agreement (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing is required to be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent.

The Remarketing Agent and the Tender and Paying Agent each is required to use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect, any VRDP Shares unsold in a Remarketing is required to be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, with the prior written consent of the Liquidity Provider, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Acquiring Fund. The Remarketing Agent may sell VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

Mandatory Purchase

VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Purchase is required to be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund, or the Tender and Paying Agent at the

direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days, prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date may not be later than seven (7) days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement. Any notice given in respect of a Mandatory Purchase under the Certificate of Designation will be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

The Purchase Obligation

VRDP Shares Purchase Agreement. As long as VRDP Shares are Outstanding, the Acquiring Fund is required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Acquiring Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees.

Pursuant to the VRDP Shares Purchase Agreement, the Liquidity Provider is required to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Certificate of Designation and the VRDP Shares Purchase Agreement, including without limitation to any other provision of the VRDP Shares Purchase Agreement, on the Purchase Date for a Mandatory Tender in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. In no event will amounts paid by the Liquidity Provider in respect of the Purchase Price be paid from funds or property of the Acquiring Fund, including, without limitation, any funds derived from funds that the Acquiring Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to the VRDP Shares Purchase Agreement runs to the benefit of Holders and Beneficial Owners from time to time of the VRDP Shares and is unconditional and irrevocable in accordance with the provisions of the VRDP Shares Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in the VRDP Shares Purchase Agreement or of the Acquiring Fund set forth in the Fee Agreement or the termination of the obligations of the Remarketing Agent under the VRDP Shares Remarketing Agreement.

The obligation of the Liquidity Provider to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date is unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase will automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider as provided in the VRDP Shares Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable.

As more fully provided in the VRDP Shares Purchase Agreement, the Liquidity Provider agreed to reimburse any Beneficial Owner (or former Beneficial Owner) for any dividends or redemption proceeds previously paid by the Acquiring Fund that such Beneficial Owner (or former Beneficial Owner) is required to pay the bankruptcy estate of the Acquiring Fund pursuant to a final, non-appealable judgment of a bankruptcy court upon presentation of evidence of payment reasonably satisfactory to the Liquidity Provider. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares will be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Acquiring Fund and the bankruptcy estate of the Acquiring Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) will be required to execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment.

The VRDP Shares Purchase Agreement will terminate by its terms on the later of (A) the earlier of (i) July 9, 2015, or any succeeding date to which the term of the VRDP Shares Purchase Agreement is extended pursuant to the terms thereof (the “Scheduled Termination Date”), subject to extension, as described below, and (ii) the reduction of the Available Commitment of the Liquidity Provider to zero; and (B) the date of payment of all sums payable by the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement. The VRDP Shares Purchase Agreement also will terminate by its terms in the event that the Liquidity Provider becomes a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement (a “Related Party Termination Event”), which effective date will also be the termination date of the VRDP Shares Purchase Agreement (the “Related Party Termination Date”). In addition, upon instruction by the Acquiring Fund, the Tender and Paying Agent may terminate the VRDP Shares Purchase Agreement prior to the Scheduled Termination Date if the Liquidity Provider has failed to maintain, at any time, (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act (a “Liquidity Provider Ratings Event”).

No expiration or termination of the Liquidity Provider’s obligations under the VRDP Shares Purchase Agreement will be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Certificate of Designation, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to the VRDP Shares Purchase Agreement.

The “Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding, plus all accumulated but unpaid dividends, whether or not earned or declared.

The Acquiring Fund has the right, exercisable not more than 120 days nor less than ninety (90) days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of the Scheduled Termination Date for an additional period of 364 days or, if mutually agreed upon by the parties to the Fee Agreement, a period greater than 364 days, on terms and conditions that may be different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect. The Liquidity Provider is required to, no later than thirty (30) days after receiving such request, notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of such request, which acceptance by the Liquidity Provider may be a Conditional Acceptance conditioned upon terms and conditions which are different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect or the terms and conditions proposed by the Acquiring Fund in making an extension request. If the

Liquidity Provider fails to notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of the Acquiring Fund’s request for extension within such 30-day period, such failure to respond will constitute a rejection of such request. If the Liquidity Provider provides a Conditional Acceptance, the Acquiring Fund will have thirty (30) days thereafter to notify the Liquidity Provider and the Tender and Paying Agent of its acceptance or rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance. Under such circumstances, the Acquiring Fund’s failure to notify the Liquidity Provider and the Tender and Paying Agent within the 30-day period will be deemed a rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance.

Fee Agreement. Pursuant to the Fee Agreement, the Acquiring Fund is required to pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the Purchase Obligation under the VRDP Shares Purchase Agreement. The Fee Agreement includes certain representations, warranties and covenants including the covenant that the Acquiring Fund may not agree or consent to any amendment, supplement, modification or repeal of the Fee Agreement, the Charter, the Certificate of Designation, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement (or provision therein, nor waive any provision thereof), to which it is a party (or to which its consent is required because such document constitutes an organizational document of the Acquiring Fund or otherwise), without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), and the Liquidity Provider, without the prior written consent of the Acquiring Fund, may not agree or consent to any amendment, supplement, modification or repeal of the VRDP Shares Purchase Agreement, nor waive any provision thereof.

In addition, the Acquiring Fund may not, without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), designate or approve of: (i) the designation of any Special Rate Period; (ii) any change to the Dividend Payment Dates or Dividend Periods in respect of any Minimum Rate Periods; (iii) any change to the definition of “Applicable Rate,” “Maximum Rate” or “Applicable Spread”; (iv) any change to the Dividend Payment Dates in respect of any Special Rate Period consisting of more than seven (7) Rate Period Days; (v) the authorization, creation or issuance of any class or series of shares ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or the authorization, creation or issuance of additional shares of any series of VRDP Shares in accordance with the Certificate of Designation; (vi) unless the VRDP Shares are redeemed in full prior to the conversion, the conversion of the Acquiring Fund from a closed-end to an open-end investment company; (vii) any plan of reorganization of the Acquiring Fund; (viii) the inclusion of Special Redemption Provisions in the Notice of Special Rate Period; (ix) the modification of the procedures for redemption; (x) any amendment to the Certificate of Designation in connection with the issuance of additional VRDP Shares or the issuance of an additional series of VRDP Shares; (xi) the selection of one or more Other Rating Agencies; (xii) any change to the Acquiring Fund’s investment objectives, as described in this Appendix, requiring the approval of the holders of a “majority of the outstanding” (as defined in the 1940 Act) Common Shares and VRDP Shares, voting as a separate class; or (xiii) the appointment of a LIBOR Dealer from time to time.

The Acquiring Fund also has agreed with the Liquidity Provider as follows:

(i) The Acquiring Fund will limit certain of the Acquiring Fund’s investments in a manner consistent with the Liquidity Provider’s credit policies that may be more restrictive than the Acquiring Fund’s stated investment policies. Such limitations may change from time to time by agreement with the Liquidity Provider, or may be eliminated if not required by any replacement Liquidity Provider. In any case, the Acquiring Fund does not believe that such limitations will materially restrict the Acquiring Fund’s ability to pursue its investment objectives and policies.

(ii) Unless the Acquiring Fund receives the prior written consent of the Liquidity Provider, the Acquiring Fund will maintain the Acquiring Fund’s Effective Leverage Ratio at or below 45%; provided, however, in the event that the Acquiring Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46% and (b) in any event other than an event described in the immediately preceding clause (a), the Acquiring Fund is required to cause its Effective Leverage Ratio to be 45% or lower within fifteen (15) Business Days (the “Effective Leverage Ratio Cure Period”).

“Effective Leverage Ratio” means the quotient of:

(A) the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B) the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clauses (i)(x) and (y) of paragraph A above), less the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities will include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

(iii) In accordance with the Certificate of Designation, the Acquiring Fund will maintain the Minimum VRDP Shares Asset Coverage specified in the Fee Agreement or, if it does not timely cure a failure to maintain the Minimum VRDP Shares Asset Coverage, the Acquiring Fund will be required to redeem VRDP Shares, as described under “Description of VRDP Shares—Redemption—Mandatory Redemption.”

(iv) In accordance with the Certificate of Designation, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous Six-Month Period during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day in accordance with the Related Documents but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares has occurred and is continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock.

The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares will be determined by the Acquiring Fund on a first-in, first-out basis. During the continuation of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Purchased VRDP Shares, the Acquiring Fund will be required to segregate assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100%, with 15 days remaining) with a market value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares until the earlier of the successful remarketing or redemption of such Purchased VRDP Shares.

The Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the Redemption Date fixed by the Acquiring Fund therefor, which date will not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock, in each case, to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund will redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

Under the VRDP Shares Fee Agreement, the Acquiring Fund is required to indemnify the Liquidity Provider against certain liabilities out of or in connection with its duties under the VRDP Shares Fee Agreement.

Remarketing Agent

The Acquiring Fund entered into a VRDP Shares Remarketing Agreement with Citigroup Global Markets Inc. The Remarketing Agent is required to use its best efforts to remarket VRDP Shares on behalf of Holders pursuant to a Tender of VRDP Shares. The Acquiring Fund is required to use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with experience in remarketing variable rate securities, whose appointment has been consented to in writing by the Liquidity Provider (which consent will not be unreasonably withheld). Any decision by the Acquiring Fund to replace the Remarketing Agent requires the prior written consent of the Liquidity Provider (which consent will not be unreasonably withheld).

In connection with any attempted Remarketing, all such VRDP Shares is required to be remarketed at the Purchase Price of such VRDP Shares. If, at any time, Moody’s, Fitch or any

Other Rating Agency does not make available a rating for the VRDP Shares required for the Remarketing Agent to calculate any Maximum Rate, or if both Moody’s and Fitch will not make available such a rating, the Acquiring Fund is required to select, with the prior written consent of the Liquidity Provider, one or more Other Rating Agencies for such purpose.

The Remarketing Agent is required to remarket or otherwise offer and sell the VRDP Shares only to Persons that it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A. In addition, in the case of VRDP Shares tendered for Remarketing by any Beneficial Owner other than the Liquidity Provider or the Remarketing Agent, the Remarketing Agent agrees to remarket the VRDP Shares tendered by such Beneficial Owner only to Persons that also are registered investment companies under the 1940 Act (other than VRDP Shares that the Remarketing Agent in its sole discretion purchases for its own account). The Investment Advisor, affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, and Persons over which the Investment Advisor, or affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority, other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, are not permitted to purchase VRDP Shares without the prior written consent of the Liquidity Provider and any such purchases will be void ab initio; provided, however, that the Acquiring Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Advisor in riskless principal transactions with respect to such purchases of VRDP Shares.

The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent is not obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing.

None of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent are obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its VRDP Shares in a Remarketing unless, in each case, such VRDP Shares were acquired for the account of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent. The Remarketing Agent may exercise any vote or join in any action which any Holder of VRDP Shares may be entitled to exercise or take pursuant to the Certificate of Designation with like effect as if it did not act in any capacity under the VRDP Shares Remarketing Agreement. The Remarketing Agent, in its individual capacity, either as a principal or agent, may also engage in or have an interest in any financial or other transaction with the Acquiring Fund as freely as if it did not act in any capacity under the VRDP Shares Remarketing Agreement.

The Remarketing Agent will not be responsible or liable for any failure or delay in the performance of its obligations under the VRDP Shares Remarketing Agreement arising out of or caused by the failure of any other party (other than an affiliate of the Remarketing Agent) to provide any notice, statement or document required to be delivered in connection with performance by the Remarketing Agent of the relevant obligation.

Under the VRDP Shares Remarketing Agreement, the Acquiring Fund is required to indemnify the Remarketing Agent against certain liabilities out of or in connection with its duties under the VRDP Shares Remarketing Agreement.

The Remarketing Agent may resign and be discharged from its duties and obligations under the VRDP Shares Remarketing Agreement with respect to the VRDP Shares by giving ninety (90) days’ prior written notice to the Acquiring Fund, the Tender and Paying Agent and the Liquidity Provider.

In addition, the Remarketing Agent may terminate the VRDP Shares Remarketing Agreement and all of its obligations thereunder with respect to VRDP Shares, by notifying the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent of its election to do so, if any of the following conditions have not been met or satisfied in full and such failure shall have continued for a period of thirty (30) days after such Remarketing Agent has given notice thereof to the Acquiring Fund specifying the condition which has not been met and requiring it to be met: (i) any legislation, resolution, ordinance, rule or regulation is enacted by, any governmental body, department or agency of the United States or the State of New York, or a decision by any court of competent jurisdiction within the United States or the State of New York is rendered, which, in the Remarketing Agent’s reasonable opinion, materially adversely affects the marketability of the VRDP Shares; (ii) additional material restrictions not in force as of the date of the VRDP Shares Remarketing Agreement have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, which, in the Remarketing Agent’s reasonable opinion, would cause the performance of the Remarketing Agent’s obligations under the VRDP Shares Remarketing Agreement to violate applicable law; (iii) any litigation is instituted and outstanding, to restrain or enjoin the sale or remarketing of the VRDP Shares or in any way protesting or affecting any authority for or the validity of the VRDP Shares or the VRDP Shares Remarketing Agreement, or the existence or powers of the Acquiring Fund or the Liquidity Provider to perform, as applicable, its obligations under the VRDP Shares Remarketing Agreement or under the VRDP Shares Purchase Agreement; (iv) a general banking moratorium has been declared by federal or New York authorities having jurisdiction, a material disruption in commercial banking or securities settlement of clearances services or a force majeure event have occurred which in the reasonable opinion of the Remarketing Agent materially adversely affects the settlement or clearance of the VRDP Shares; or (v) a material misstatement or omission in the Remarketing Materials, except for any Liquidity Provider Information, so long as the Liquidity Provider is an affiliate of the Remarketing Agent, has occurred, so that it is not advisable, in the reasonable judgment of the Remarketing Agent, to attempt to remarket the VRDP Shares, provided that the Remarketing Agent, upon identifying any such material misstatement or omission in the Remarketing Materials, promptly notifies the Acquiring Fund. Termination of the VRDP Shares Remarketing Agreement by the Remarketing Agent after giving the required notices with respect to VRDP Shares will be immediate in the event of the occurrence and continuation of any of the following events: (i) the rating of the VRDP Shares or the Liquidity Provider has been downgraded or withdrawn by an NRSRO, the effect of which, in the reasonable opinion of the Remarketing Agent, is to affect materially and adversely the market price of the VRDP Shares or the Remarketing Agent’s ability to remarket the VRDP Shares; (ii) all of the VRDP Shares shall have been redeemed by the Acquiring Fund; (iii) without the prior written consent of the Remarketing Agent, the Certificate of Designation, the Charter or the Tender and Paying Agent Agreement is either not in full force and effect or has been amended in any manner that in the reasonable opinion of the Remarketing Agent materially changes the nature of the VRDP Shares or the remarketing procedures; (iv) legislation or a decision by a court of the United States is rendered, or stop order, ruling, regulation or official statement by, or on behalf of, the SEC or other governmental agency having jurisdiction of the subject matter is made, to the effect that the offering or sale of the VRDP Shares is or would be in violation of any provision of the Securities Act as then in effect, or the Exchange Act as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of the VRDP Shares without registration under the Securities Act. Notwithstanding the foregoing, so long as the Purchase Obligation is in effect, following notice of a Mandatory Tender Event, the Remarketing Agent may not terminate the VRDP Shares

Remarketing Agreement or resign until after the purchase of the VRDP Shares required to be made on the related Purchase Date, provided that the Remarketing Agent will not be required to perform its obligations under the VRDP Shares Remarketing Agreement or under any other Related Document if, in the opinion of a nationally recognized outside counsel selected by the Remarketing Agent reasonably acceptable to the Acquiring Fund and its Investment Advisor, such performance would violate any applicable laws.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), may remove the Remarketing Agent with respect to the VRDP Shares by giving at least sixty (60) days’ prior written notice to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider; provided, however, that no such removal shall become effective for an additional thirty (30) days unless the Acquiring Fund has appointed, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), at least one nationally recognized securities dealer with experience in remarketing variable rate securities as a successor Remarketing Agent for the VRDP Shares and the successor Remarketing Agent has entered into a remarketing agreement with the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, in which it has agreed to, among other duties, conduct Remarketings in respect of VRDP Shares and determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Certificate of Designation; provided, further, however, that if the Liquidity Provider is an affiliate of the Remarketing Agent, the Remarketing Agent may not be removed unless the Liquidity Provider consents to such removal or the successor Remarketing Agent agrees to purchase any VRDP Shares owned by the Remarketing Agent as of the effective date of such removal at a purchase price equal to the Liquidation Preference thereof plus accumulated but unpaid dividends thereon (whether or not earned or declared) to the effective date of such removal. In such case, the Acquiring Fund will use its best efforts to appoint a successor Remarketing Agent for VRDP Shares and enter into a remarketing agreement with such person as soon as reasonably practicable.

Tender and Paying Agent

The Acquiring Fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon.

The Tender and Paying Agent Agreement provides, among other things, that the Tender and Paying Agent (a) will act as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares, and (b) carry out certain other procedures provided in the Tender and Paying Agent Agreement. The Tender and Paying Agent also entered into the VRDP Shares Purchase Agreement with the Liquidity Provider. Any decision by the Board of Trustees to replace the Tender and Paying Agent requires the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld).

The Acquiring Fund is required to use its best efforts to engage at all times a Tender and Paying Agent. The Tender and Paying Agent may resign and be discharged from its duties and obligations under the Tender and Paying Agent Agreement with respect to any VRDP Shares by giving sixty (60) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Remarketing Agent or Remarketing Agents, if any; provided, however, that no such resignation will be effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), a successor Tender and Paying Agent for such shares, and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake substantially the same duties and obligations with respect to such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for such shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) may remove the Tender and Paying Agent with respect to any VRDP Shares by giving at least sixty (60) days’ prior written notice to the Tender and Paying Agent, the Remarketing Agent or Remarketing Agents, if any, and the Liquidity Provider; provided, however, that no such removal will become effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) a successor Tender and Paying Agent for VRDP Shares and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake the same duties and assume the same obligations for such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for VRDP Shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Tender and Paying Agent will act as an agent pursuant to and in accordance with the Tender and Paying Agent Agreement and the VRDP Shares Purchase Agreement, as applicable. The Liquidity Provider and the Holders and, but only in connection with specific references therein to Beneficial Owners (as distinguished from references to Holders), Beneficial Owners from time to time of the VRDP Shares are express third-party beneficiaries of the Tender and Paying Agent Agreement with respect to the provisions of the Tender and Paying Agent Agreement pursuant to which the Tender and Paying Agent is obligated to hold funds, Deposit Securities or VRDP Shares for or on their respective behalves, subject, however, to the terms and conditions of the Tender and Paying Agent Agreement, and with respect to the provisions of the VRDP Shares Purchase Agreement pursuant to which the Tender and Paying Agent is obligated to deliver a Preliminary Notice of Purchase and Final Notice of Purchase to the Liquidity Provider, deliver tendered VRDP Shares to the Liquidity Provider and deliver the Purchase Price received from the Liquidity Provider to the tendering Beneficial Owner, Agent Member or Holder, as applicable, subject, however, to the terms and provisions of the VRDP Shares Purchase Agreement; provided that the Tender and Paying Agent has no obligation under the terms of those agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or other Person that arise out of or relate to such agreements. The Liquidity Provider is an express third-party beneficiary of the Tender and Paying Agent Agreement with respect to certain provisions of the Tender and Paying Agent Agreement, to the extent such provisions expressly provide rights or benefits to the Liquidity Provider, subject, however, to the other terms and provisions of the Tender and Paying Agent Agreement; provided that the Tender and Paying Agent has no obligation under the terms of the Tender and Paying Agent agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to such agreements. The Tender and Paying Agent is not required to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Acquiring Fund for the purpose of making payments.

Terms Applicable to the VRDP Shares During the Current Special Rate Period

General.

The terms contained in this section are only applicable during the Current Special Rate Period and supersede any conflicting terms or provisions of the VRDP Shares described above during the Current Special Rate Period.

Calculations of Dividends During Current Special Rate Period.

For each SRP Calculation Period for the VRDP Shares, the dividend rate on the VRDP Shares (the “SRP Applicable Rate”) is required to be calculated by the Tender and Paying Agent and will be equal to the rate per annum that results for the sum of the (1) Base Rate and (2) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”) (the “SRP Applicable Rate Determination”).

As of December 31, 2014, the VRDP Shares of each Fund were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The dividend rate of the VRDP Shares of each Fund as of December 31, 2014 were as follows:

Fund	Rate
BPS	0.99%
MPA	0.99%

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB1 by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. The SRP Applicable Rate for any SRP Calculation Period (or part thereof) will in no event be greater than the Maximum Rate.

The Tender and Paying Agent is required to (i) establish the SRP Applicable Rate not later than 5:00 p.m., New York City time, on each SRP Calculation Date for each SRP Calculation Period and (ii) notify the Acquiring Fund, the Acquiring Fund’s Custodian, and upon request from the Acquiring Fund, the Holders, of the SRP Applicable Rate by Electronic Means after 5:00 p.m., New York City time, on each SRP Calculation Date.

The Tender and Paying Agent is required to obtain the Base Rate from Thompson Reuters, or if the Base Rate is not available on Thompson Reuters, then the Tender and Paying Agent is required to obtain the Base Rate from any other information source for the Base Rate approved by the Acquiring Fund. If there is a change in the long-term ratings of the VRDP Shares, the Acquiring Fund is required to provide written notice to the Tender and Paying Agent within three (3) Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding a SRP Calculation Date if notice has been provided to the Acquiring Fund (which may be in the form of a press release) of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Tender and Paying Agent is required to take into account such change in rating or ratings so long as such notice is received by the Tender and Paying Agent no later than the close of business on such Business Day.

The Remarketing Agent is not required to establish the Applicable Rate, calculate the Maximum Rate or provide notification thereof during the Current Special Rate Period. Section 3 of Part II of the Certificate of Designation, which relates to the determination of the Applicable Rate is not applicable during the Current Special Rate Period.

The amount of dividends payable on each VRDP Share on any Dividend Payment Date during the Current Special Rate Period is calculated by the Tender and Paying Agent and equals the sum of the dividends accumulated but not yet paid for each SRP Calculation Period (or part thereof) and, if applicable, any other Rate Period (or part thereof) occurring during the related Dividend Period. The amount of dividends accumulated for each such SRP Calculation Period (or part thereof) is computed by multiplying the SRP Applicable Rate for the VRDP Shares for such SRP Calculation Period (or part thereof) by a fraction, the numerator of which is the number of days in such SRP Calculation Period (or part thereof) and the denominator of which is the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

During the Current Special Rate Period, references in the Certificate of Designation and the other Related Documents to the “Applicable Rate Determination,” the “Applicable Rate,” a “Subsequent Rate Period” or a “Rate Determination Date,” in each case with respect to the VRDP Shares, is deemed to be references to the SRP Applicable Rate Determination, the SRP Applicable Rate, an SRP Calculation Period or an SRP Calculation Date, respectively.

Special Redemption Provision.

The VRDP Shares may be redeemed at the Acquiring Fund’s option only upon the payment of the applicable Redemption Premium and otherwise in accordance with Section 10(a) of the Certificate of Designation. Any VRDP Share exchanged for a preferred share of an acquiring entity or successor entity in connection with a reorganization, merger, or redomestication of the Acquiring Fund in another state that had previously been approved by the Holders of the VRDP Shares or that otherwise does not require the vote or consent of the Holders of the VRDP Shares are not subject to the Redemption Premium solely as a result of such exchange of shares.

Optional Tender and Transfers of VRDP Shares.

Beneficial Owners and Holders do not have the right to tender their VRDP Shares for Remarketing pursuant to an Optional Tender.

A Beneficial Owner or Holder of VRDP Shares may sell, transfer or other dispose of the VRDP Shares in whole only to (i) Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are either registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies, (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes that QIBs that are Closed-End Funds, Banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Beneficial Owner or Holder retains a residual interest, such affiliate of such Beneficial Owner or Holder, but only to the extent expressly provided for in an agreement between the Acquiring Fund and such Beneficial Owner or Holder) or (iii) such other Persons approved in writing by the Acquiring Fund, in each case, pursuant to Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VRDP Shares transferred in violation of such foregoing restrictions will be deemed to agree to hold all payments it received on any such improperly transferred VRDP Shares in trust for the benefit of the transferor of such VRDP Shares.

In the event that a Beneficial Owner transfers VRDP Shares to a tender option bond trust in which such Beneficial Owner or an affiliate of such Beneficial Owner that is wholly owned direct or indirect subsidiary of such Beneficial Owner retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each section of the Certificate of Designation that requires, permits or provides for (i) notice of delivery of information to the Beneficial Owner of VRDP Shares or (ii) voting of the VRDP shares by or the giving of any consent by the Beneficial Owner of the VRDP Shares (collectively, the “Applicable Sections”), then such Beneficial Owner, and not such tender option bond trust, will be deemed to be the actual holder and Beneficial Owner of such VRDP Shares.

Except with respect to the deemed holding and ownership provisions set forth above in respect of the Applicable Sections, any tender option bond trust to which the VRDP Shares are transferred and each of the beneficial owners thereof will, subject to the provisions of the agreements governing the tender option bond trust, retain all of its other rights in respect of the VRDP Shares under the Certificate of Designation or applicable law.

Taxable Allocations and Gross-Up Payments.

Holders of VRDP Shares are entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

Whenever the Acquiring Fund intends or expects to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares, the Acquiring Fund is required to notify the Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, and (ii) for any successive SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding SRP Calculation Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and each Beneficial Owner or its Agent Member identified to the Tender and Paying Agent. With respect to an SRP Calculation Period for which such notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income is required to be paid in the same relative proportions for each day during the SRP Calculation Period.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares, the Acquiring Fund is required to the extent practical simultaneously increase such dividend payment by an additional amount equal to the Gross-up Payment and direct the Tender and Paying Agent to send notice with such dividend describing the Gross-up Payment.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without simultaneously increasing such divided as described in the foregoing paragraph the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, direct the Tender and Paying Agent to send notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Section 3 of Part I (which relates to Gross-up Payments) and Section 6 of Part II (which relates to notifications of allocations) of the Certificate of Designation have no effect during the Current Special Rate Period.

Termination of Current Special Rate Period.

Effective as of June 20, 2012, the Scheduled Termination Date was extended to July 9, 2015.

If the Scheduled Termination Date for the VRDP Shares is further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement, then, unless the Current Special Rate Period has been extended in accordance with the procedures set forth below, the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the last day of the Current Special Rate Period (the “Automatic Tender Date”) with a Purchase Date occurring on the first day of the Subsequent Rate Period immediately succeeding the Current Special Rate Period. If any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Certificate of Designation (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider. Accordingly, all such VRDP Shares deemed beneficially owned by the Liquidity Provider will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the Automatic Tender Date and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

The Acquiring Fund will have the right, exercisable not more than 120 days nor less than 90 days prior to the last day of the Current Special Rate Period, to request that each Holder of the VRDP Shares (x) extend the term of the Current Special Rate Period for the VRDP Shares for an additional 364-day period, which request may be conditioned upon terms and conditions that are different from the terms and conditions herein, including, without limitation, the further extension of the Scheduled Termination Date and (y) notify the Acquiring Fund and the Tender and Paying Agent of such Holder’s acceptance or rejection of such request within 30 days after receiving such request. If any Holder of the VRDP Shares fails to notify the Acquiring Fund and the Tender and Paying Agent of its acceptance or rejection of the Acquiring Fund’s request for extension within 30 days after receiving such request, such failure to respond will constitute a rejection of such request. Any acceptance by a Holder within such 30-day period may be conditioned upon terms and conditions, including, without limitation, the further extension of the Scheduled Termination Date, that are different from the terms and conditions herein or the terms proposed by the Acquiring Fund in making an extension request (a “Conditional Acceptance”). If any Holder provides a Conditional Acceptance, then the Acquiring Fund will have 30 days thereafter to notify the Total Holders and the Tender and Paying Agent of the Acquiring Fund’s acceptance or rejection of the terms and conditions specified in any such Conditional Acceptance. The Acquiring Fund’s failure to notify the Total Holders and the Tender and Paying Agent within such 30-day period will be deemed a rejection of the terms and conditions specified in a Conditional Acceptance. Each Holder of the VRDP Shares may grant or deny any request for extension of the Current Special Rate Period for the VRDP Shares in their sole and absolute discretion and any request for such extension will be effective only if granted by the Total Holders.

If the Scheduled Termination Date is not further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement or if the VRDP Shares Purchase Agreement is otherwise terminated on or prior to the Scheduled Termination Date for any reason, then the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the Scheduled Termination Date (whether or not the VRDP Shares Purchase Agreement has terminated on or prior to such date) with a Purchase Date occurring on such Scheduled Termination Date. Notice of the automatic tender of such VRDP Shares for Remarketing is required to be provided by or on behalf of the Acquiring Fund to the Holders of such VRDP Shares as soon as reasonably practicable prior to, but in no event later than one Business Day before, the Automatic Tender Date. Notwithstanding the foregoing provisions of this Notice of Special Rate Period, if any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Certificate of Designation (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider, unless the Acquiring Fund has entered into an Alternate VRDP Shares Purchase Agreement and all VRDP Shares beneficially owned by such Beneficial Owner are subject to purchase by the replacement Liquidity Provider pursuant to the Purchase Obligation of such Liquidity Provider under such Alternate VRDP Shares Purchase Agreement on and as of such Purchase Date. Accordingly, if a Failed Remarketing Condition—Purchased VRDP Shares is so deemed to exist in respect of any VRDP Shares deemed beneficially owned by the Liquidity Provider on such Purchase Date, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the automatic tender described above and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

Other Provisions Applicable During the Current Special Rate Period.

There are no Mandatory Tender Events or Mandatory Tenders or any consequences or penalties as a result of there being no Mandatory Tender Events or Mandatory Tenders.

The Acquiring Fund is not required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligations with a Liquidity Provider with (i) short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

The Acquiring Fund is not required to obtain or maintain any short-term preferred share rating of the VRDP Shares.

The annual fee rates payable to the Remarketing Agent and the Liquidity Provider were reduced to an annual rate of 0.00% for the duration of the Current Special Rate Period.

Ratings and Rating Agencies

The Acquiring Fund is required under the Fee Agreement to use its reasonable best efforts to maintain a long-term preferred share rating of the VRDP Shares by at least two Rating Agencies. The Acquiring Fund is not required to maintain such ratings at any specific ratings category level.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another NRSRO, provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to the Liquidity Provider prior to terminating the services of a Rating Agency and replacing it with another NRSRO that, at the time of such replacement has (i) published a rating for the VRDP Shares and (ii) entered into an agreement with the Acquiring Fund to continue to publish such rating subject to such NRSRO’s customary conditions.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement, provided that (A) the Acquiring Fund has given the Tender and Paying Agent, and such terminated Rating Agency, the Liquidity Provider at least 45 calendar days’ advance written notice of such termination of services, (B) the Acquiring Fund is in compliance with the Rating Agency Provisions of such terminated Rating Agency at the time the notice required in the preceding clause (A) is given and at the time of the termination of such Rating Agency’s services, and (C) the VRDP Shares continue to be rated by at least two Rating Agencies at and after the time of the termination of such Rating Agency’s services.

Liquidity Provider Ownership of VRDP Shares and Voting Trust Agreement

From (and including) the first day of the Current Special Rate Period to (and excluding) the last day thereof, and for so long as the Liquidity Provider together with any of its Affiliates individually or in the aggregate own at least 20% of the Outstanding VRDP Shares and the Acquiring Fund has not failed to pay dividends on the VRDP Shares for two years, the Liquidity Provider is required under the Fee Agreement to enter into and maintain a voting trust agreement (“Voting Trust Agreement”) and convey into a voting trust the right to vote all of its VRDP Shares owned by it with respect to:

(i).	the election of the two members of the Board of Directors for which Holders of VRDP Shares are exclusively entitled to vote under Section 18(a)(2)(C) of the 1940 Act and all other rights given to Holders of VRDP Shares with respect to the election of the Board of Directors of the Acquiring Fund;

(ii).

the conversion of the Acquiring Fund from a closed-end management investment company to an open-end fund, or to change the Acquiring Fund’s classification from diversified to non-diversified (any of the foregoing, a “Conversion”), together with any additional voting or consent right under the Certificate of Designation that relates solely to any action or amendment to the Certificate of Designation that is so closely related to the Conversion that it would be impossible to give effect to the Conversion without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Conversion is conditioned upon or subject to or, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Certificate of Designation or any definitions relevant to any such section;

(iii).	the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Acquiring Fund’s registration statement (a “Deviation”), together with any additional voting or consent right under the Certificate of Designation that relates solely to any action or amendment to the Certificate of Designation that is so closely related to the Deviation that it would be impossible to give effect to the Deviation without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Deviation is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Certificate of Designation or any definitions relevant to any such section; and

(iv).	borrowing money, issuing senior securities, underwriting securities issued by other Persons, purchasing or selling real estate or commodities or making loans to other Persons other than in accordance with the recitals of policy with respect thereto in the Acquiring Fund’s registration statement (any of the foregoing, a “Policy Change”), together with any additional voting or consent right under the Certificate of Designation that relates solely to any action or amendment to the Certificate of Designation that is so closely related to the Policy Change that it would be impossible to give effect to the Policy Change without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Policy Change is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Certificate of Designation, Section 6.24 of the VRDP Shares Fee Agreement or any definitions relevant to any such section.

Upon the transfer of VRDP Shares during the Special Rate Period by the Liquidity Provider or any of its Affiliates to any third party, such VRDP Shares will no longer be subject to the Voting Trust Agreement; provided, however, in connection with an Excluded Transfer:

i.	of the type specified in clause (a) of the definition of Excluded Transfer, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as the Acquiring Fund, upon the request of the Liquidity Provider, enters into a voting arrangement satisfying Section 12(d)(1)(E)(iii) of the 1940 Act;

ii.	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider retains the right to vote or direct voting in connection with such transactions, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement; and

iii.	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider does not retain the right to vote or direct voting of such VRDP Shares in such transactions, such transactions do not permit the removal of the VRDP Shares’ rights transferred to the voting trust from the Voting Trust Agreement within the first 60 days of closing of such transferee becoming the Beneficial Owner of such VRDP Shares unless there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement.

Right of First Refusal on Transfers of VRDP Shares by the Liquidity Provider

The Acquiring Fund has the right of first refusal on all proposed transfers of Outstanding VRDP Shares from the Liquidity Provider or an Affiliate thereof (other than an Excluded Transfer) to an unaffiliated third party which will upon settlement result in such unaffiliated third party holding and having purchased directly or indirectly in a series of related transactions (with the actual knowledge of the Liquidity Provider) from the Liquidity Provider (or the Liquidity Provider’s Affiliates in the aggregate), more than 25% of the Outstanding VRDP Shares; provided, that the foregoing right of first refusal will apply in connection with the transfer of the residual interests in a tender option bond trust or the equity or residual interests of any other entity formed by the Liquidity Provider or its Affiliates to hold the VRDP Shares that results in the indirect transfer of more than 25% of the voting rights of the Outstanding VRDP Shares to an unaffiliated third party (other than an Excluded Transfer); provided, further, that in the case of a transfer of a residual interest in a tender options bond trust, the right of first refusal will apply to the residual interests and not the VRDP Shares.

RISKS OF INVESTING IN THE VRDP SHARES

Credit Risk of the Liquidity Provider. In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase VRDP Shares. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for VRDP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a Holder can successfully tender the VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity and market price of the VRDP Shares. In the event of the filing of a bankruptcy proceeding of the Liquidity Provider, the VRDP Shares Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Acquiring Fund may not be able to enter into a new VRDP Shares Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a Holder may not be able to sell VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the VRDP Shares without the benefit of the VRDP Shares Purchase Agreement.

Remarketing Risk. Except during the Current Special Rate Period, Holders may elect to tender their VRDP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. In the case of VRDP Shares tendered for Remarketing by any Holder, the Remarketing Agent will only remarket the VRDP Shares tendered by such Holder to Persons that also are registered investment companies under the 1940 Act, except with the prior consent of the Acquiring Fund, which may limit the number of the potential purchasers of VRDP Shares in a Remarketing and increase the likelihood of a Failed Remarketing Condition, and, ultimately, a Failed Remarketing Condition—Purchased VRDP Shares Redemption. There can be no assurance that the Remarketing Agent will be able to remarket all the VRDP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent will not be obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing. If any VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDP Shares Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase VRDP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

The Remarketing Agent is Paid by the Acquiring Fund. Except during the Current Special Rate Period, the Remarketing Agent’s responsibilities include determining the Applicable Rate on each Rate Determination Date and remarketing VRDP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the VRDP Shares Remarketing Agreement). The Remarketing Agent is appointed by the Acquiring Fund and is paid by the Acquiring Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of VRDP Shares.

The Remarketing Agent Routinely Purchases Securities Similar to VRDP Shares for its Own Account. The Remarketing Agent acts as remarketing agent for a variety of variable rate demand obligations and, in its sole discretion, routinely purchases such obligations for its own account in order to achieve a successful remarketing of the obligations (i.e., because there are otherwise not enough buyers to purchase the obligations) or for other reasons. The Remarketing Agent is permitted, but not obligated, to purchase tendered VRDP Shares for its own account and, if it does so, it may cease doing so at any time without notice. The Remarketing Agent may also make a market in the VRDP Shares by purchasing and selling VRDP Shares other than in connection with an optional or mandatory tender and remarketing. Such purchases and sales may be at or below par. However, the Remarketing Agent is not required to make a market in the VRDP Shares. The Remarketing Agent may also sell any VRDP Shares it has purchased to one or more affiliated investment vehicles for collective ownership or enter into derivative arrangements with affiliates or others in order to reduce its exposure to the VRDP Shares. The purchase of VRDP Shares by the Remarketing Agent may create the appearance that there is greater third-party demand for the VRDP Shares in the market than is actually the case. The practices described above also may result in fewer VRDP Shares being tendered in a remarketing.

VRDP Shares May Be Offered at Different Prices on Any Date Including a Rate Determination Date. Pursuant to the VRDP Shares Remarketing Agreement, the Remarketing Agent is required to determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Certificate of Designation, except during the Current Special Rate Period. The dividend rate will reflect, among other factors, the level of market demand for the VRDP Shares (including whether the Remarketing Agent is willing to purchase VRDP Shares for its own account). There may or may not be VRDP Shares tendered and remarketed on a Rate Determination Date, the Remarketing Agent may or may not be able to remarket any VRDP Shares tendered for purchase on such date at par and the Remarketing Agent may sell VRDP Shares at varying prices to different investors on such date or any other date. The Remarketing Agent is not obligated to advise purchasers in a remarketing if it does not have third-party buyers for all of the VRDP Shares at the remarketing price. In the event a Remarketing Agent owns any VRDP Shares for its own account, it may in a secondary market transaction outside the tender process, offer such VRDP Shares on any date, including the Rate Determination Date, at a discount to the liquidation preference to some investors.

The Ability to Sell the VRDP Shares Other Than Through the Tender Process May Be Limited. The Remarketing Agent may buy and sell VRDP Shares other than through the tender process. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their VRDP Shares to instead tender their VRDP Shares through the Tender and Paying Agent with appropriate notice. Further, investors who purchase the VRDP Shares should not assume that they will be able to sell their VRDP Shares other than by tendering the VRDP Shares in accordance with the tender process. The VRDP Shares Purchase Agreement is not applicable to purchases of VRDP Shares other than those tendered in accordance with the tender process and, as such, may not be relied upon in connection with a sale of VRDP Shares by a holder to the Remarketing Agent. The VRDP Shares Purchase Agreement is only enforceable as to VRDP Shares that have been properly tendered in accordance with the terms of the transaction.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the VRDP Shares, Without a Successor Being Named. Under certain circumstances the Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the VRDP Shares Remarketing Agreement.

Failure of the Liquidity Provider to Fulfill Its Purchase Obligation. If VRDP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold VRDP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the VRDP Shares upon receipt of a validly delivered Final Notice of Purchase. The ability of a Holder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the VRDP Shares tendered pursuant to a Final Notice of Purchase. If the

Liquidity Provider should default on its Purchase Obligation under the VRDP Shares Purchase Agreement, a Holder might have limited or no ability to sell its VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the VRDP Shares at a price below their liquidation preference, especially when market interest rates are rising. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. If the Liquidity Provider continues to fail to perform its duties and the Acquiring Fund cannot find a replacement Liquidity Provider, Holders may be required to continue to hold their VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Acquiring Fund is unable to extend the VRDP Shares Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDP Shares Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDP Shares Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board of Trustees, a Mandatory Purchase Event will occur and each Holder will be required to deliver its VRDP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur at Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event may occur in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

Interest Rate Risk. Interest rate risk is the risk that Municipal Bonds, and thus the Acquiring Fund’s net assets, will decline in value because of changes in interest rates. Generally, Municipal Bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Acquiring Fund is issuing VRDP Shares, which generally pay dividends based on short-term interest rates, and uses the proceeds to buy Municipal Bonds, which pay interest based on longer-term yields. Intermediate and long-term Municipal Bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRDP Shares rates may rise so that the amount of dividends paid to the Holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRDP Shares. Because income from the Acquiring Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds of the VRDP Shares offering) is available to pay dividends on the VRDP Shares, however, dividend rates on the VRDP Shares would need to greatly exceed the Acquiring Fund’s net portfolio income before the Acquiring Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term rates rise, the value of the Acquiring Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Shares Asset Coverage. Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRDP Shares and the liquidity of VRDP Shares through the Remarketing process or may cause the Acquiring Fund to redeem the VRDP Shares.

No Public Trading Market. There is currently no established trading market for such shares. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRDP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Acquiring Fund or otherwise permitted by the VRDP Shares Remarketing Agreement in the case of VRDP Shares owned by the Liquidity Provider or the Remarketing Agent, a

Beneficial Owner or Holder may sell, transfer or otherwise dispose of the VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the Certificate of Designation, provided, however, that a sale, transfer or other disposition of VRDP Shares from a Beneficial Owner who holds VRDP Shares through an Agent Member to another Beneficial Owner who holds VRDP Shares through the same Agent Member shall be permitted. In the case of all transfers other than pursuant to Remarketings made in accordance with the preceding sentence, the Agent Member or other Person to whom such transfer is made shall advise the Remarketing Agent. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Acquiring Fund or the Liquidity Provider’s bank holding company is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Acquiring Fund or the Liquidity Provider, as the case may be, will furnish, or cause to be furnished, to Holders and prospective purchasers of VRDP Shares, upon request, information with respect to the Acquiring Fund or the Liquidity Provider, as the case may be, satisfying the requirements of subsection (d)(4) of Rule 144A.

Subordination Risk. While Holders will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Acquiring Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Acquiring Fund. Therefore, dividends, distributions and other payments to Holders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. The Acquiring Fund currently has no senior indebtedness. If the Acquiring Fund enters into borrowings, delayed delivery purchases and/or forward delivery contracts or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of the VRDP Shares.

Ratings and Asset Coverage Risk. The Acquiring Fund intends to obtain long-term ratings for each VRDP Shares to be issued in the Reorganization equivalent to the ratings of the Target Fund VRDP Shares immediately prior to the closing.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

The Acquiring Fund intends to maintain its current long-term credit ratings by Moody’s and Fitch (or the highest equivalent ratings category for preferred stock furnished by at least two Rating Agencies); however, the ratings do not eliminate or necessarily mitigate the risks of investing in VRDP Shares. A Rating Agency could downgrade VRDP Shares, which may make VRDP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. There can be no assurance that one or more Rating Agencies will not downgrade VRDP Shares, including as a result of altering its or their rating criteria, that the Acquiring Fund will maintain any ratings of the VRDP Shares or, if at any time the VRDP Shares have one or more ratings, that any particular ratings will be maintained. The Acquiring Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRDP Shares without replacement, in either case, without the approval of holders of VRDP Shares or other shareholders of the Acquiring Fund (as the Target Fund may do currently with respect to any rating agency rating the Target Fund VRDP Shares). In the event a Rating Agency ceases to furnish a long-term rating or the Acquiring Fund terminates the services of a Rating Agency then providing a long-term rating for the VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the VRDP Shares, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Acquiring Fund may be changed or eliminated at any time without the approval of the holders of VRDP Shares or other shareholders of the Acquiring Fund, including in connection with the change or elimination of any or all long-term ratings of the VRDP Shares.

A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Acquiring Fund’s) circumstances that could influence a particular rating. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines also do not address the likelihood that an owner of the VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Additionally, so long as the preferred shares are rated, the Acquiring Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Acquiring Fund’s failure to meet such criteria may cause the Acquiring Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Mandatory and Optional Redemptions. The Acquiring Fund may be forced to redeem VRDP Shares to meet regulatory or rating agency requirements, or requirements under the Certificate of Designation or the Related Documents, or may voluntarily redeem VRDP Shares at any time, including in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Credit Risk. Credit risk is the risk that an issuer of a Municipal Bond will become unable to meet its obligation to make interest and principal payments. In general, lower-rated Municipal Bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. In general, lower-rated Municipal Bonds carry a greater degree of credit risk. If rating agencies lower their ratings of Municipal Bonds in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of the VRDP Shares. Because the primary source of income for the Acquiring Fund is the interest and principal payments on the Municipal Bonds in which it invests, any default by an issuer of a Municipal Bond could have a negative impact on the Acquiring Fund’s ability to pay dividends on the VRDP Shares and could result in the redemption of some or all of the VRDP Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VRDP Shares or the income from that investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the VRDP Shares and dividends on VRDP Shares can decline. In an inflationary period, however, it is expected that, through the remarketing process, the VRDP Shares’ dividend rates generally would increase, tending to offset this risk.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio and the asset coverage for the VRDP Shares.

Tax Risk. The Acquiring Fund is relying on an opinion of special tax counsel that the VRDP Shares will qualify as equity in the Acquiring Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRDP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position.

Dividend Rate Risk. The VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments with respect to the VRDP Shares could drop as well if the Acquiring Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Acquiring Fund holds residual interest municipal bonds.

In addition to the risks noted above, the Acquiring Fund may otherwise be unable to pay dividends on VRDP Shares in extraordinary circumstances. Furthermore, payments on VRDP Shares may only be made out of funds legally available therefor under applicable law and otherwise in accordance with applicable law.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The Liquidity Provider and the Remarketing Agent are affiliates of each other. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the VRDP Shares. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Acquiring Fund’s ability to change Remarketing Agents should the Acquiring Fund seek to do so during the tenure of the affiliated Liquidity Provider.

Auction Market Preferred Shares Considerations. In February 2008, the auction market for auction market preferred shares failed and has not since recovered. Common shareholders of certain leveraged closed-end funds have commenced actions against such funds and certain of their officers and trustees alleging that the defendants breached fiduciary duties, purportedly by redeeming auction rate preferred securities at par and replacing them with alternative leverage for use in connection with the Acquiring Funds’ investments. The Acquiring Funds believes that the claims against the other funds are meritless and also would lack merit were they asserted against a Fund, or its officers and trustees. Nevertheless, in the event of such litigation, there can be no assurance that the Acquiring Fund and/or the Holders of the VRDP Shares would not be adversely affected.

Rate Divergence Considerations. The Applicable Rate for the VRDP Shares during the Current Special Rate Period will generally be based on a spread over the SIFMA Municipal Swap Index. In the event of a market dislocation in the credit markets, historic relationships between the SIFMA Municipal Swap Index and various market rates may not hold. In such event, the dividend rate on the VRDP Shares may not reflect current market rates.

Certain Contractual Provisions. Pursuant to certain agreements entered into by the Acquiring Fund in connection with the VRDP Shares, the Acquiring Fund had agreed to indemnify or otherwise protect certain persons against certain losses on expenses they may incur. In some circumstances such obligations to indemnify or protect persons against losses or expenses may be considered inconsistent with public policy or otherwise inappropriate under state and federal securities laws or equitable law principals, and as result, may not be enforceable. In the event such provisions are deemed unenforceable, such persons may be required to bear the losses and/or expenses in question.

The Ability to Sell the VRDP Shares During the Current Special Rate Period May Be Limited. Investors who purchase the VRDP Shares may not be able to sell their VRDP Shares during the Current Special Rate Period when there is no remarketing. There is currently no trading market for the VRDP Shares and none is expected to develop. There is no assurance that the rights, terms and preferences of the VRDP Shares will be attractive to investors generally. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system or seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VRDP Shares. Accordingly, the development of any market for the VRDP Shares is unlikely during the Current Special Rate Period. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold pursuant to an effective registration statement or any exemption from registration available under the Securities Act.

GLOSSARY

“1940 Act” means the Investment Company Act of 1940, as amended.

“Affected Series” has the meaning set forth on page 16 of this Appendix.

“Affiliate” means, with respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, officer, employee or general partner (a) of such Person, (b) of any majority-owned subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, “control” of a Person shall mean the power, direct or indirect, (x) to vote more than 25% of the securities having ordinary voting power for the election of directors of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the avoidance of doubt, the term “Affiliate” shall include a tender option bond trust of which the Liquidity Provider and/or one or more of its Affiliates collectively owns a majority of the residual interests.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Alternate VRDP Shares Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Shares Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially similar to the Purchase Obligation therein, as determined by the Acquiring Fund.

“Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

“Applicable Percentage” has the meaning set forth on page 8 of this Appendix.

“Applicable Rate” has the meaning set forth on page 3 of this Appendix.

“Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the VRDP Shares for a Subsequent Rate Period, as provided in the VRDP Shares Remarketing Agreement and Part II of the Certificate of Designation.

“Applicable Sections” has the meaning set forth on page 32 of this Appendix.

“Applicable Spread” has the meaning set forth on page 9 of this Appendix.

“Certificate of Designation” means the Acquiring Fund’s Certificate of Designation Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as amended.

“Automatic Tender Date” has the meaning set forth on page 33 of this Appendix.

“Available Commitment” has the meaning set forth on page 23 of this Appendix.

“Base Rate” means, with respect to an SRP Calculation Period, the SIFMA Municipal Swap Index on the SRP Calculation Date for such SRP Calculation Period.

“Beneficial Owner” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Board” or “Board of Trustees” means the Board of Trustees of the Acquiring Fund or any duly authorized committee thereof.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Charter” means the Declaration of Trust of the Trust, and all amendments thereto, as filed with the Secretary of the Commonwealth of Massachusetts.

“Closed-End Funds” has the meaning set forth on page 31 of this Appendix.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.10 per share, of the Acquiring Fund.

“Conditional Acceptance” has the meaning set forth on page 33 of this Appendix.

“Cure Date” means the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

“Current Special Rate Period” has the meaning set forth on page 1 of this Appendix.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Acquiring Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Date of Original Issue” with respect to the VRDP Shares, means the date on which the Acquiring Fund initially issued such VRDP Shares.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Certificate of Designation (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Certificate of Designation (or such rating’s future equivalent).

“Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward swap transactions, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, futures contracts, repurchase transaction, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts (which may include the Liquidity Provider or an affiliate of the Liquidity Provider).

“Discounted Value,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

“Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Certificate of Designation, means the date that is the first (1st) Business Day of each calendar month.

“Dividend Period,” with respect to VRDP Shares, means the period from, and including, the Date of Original Issue of VRDP Shares to, but excluding, the initial Dividend Payment Date for VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for VRDP Shares.

“Effective Leverage Ratio” has the meaning set forth on page 31 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Effective Leverage Ratio” means

(A) the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of this Agreement with the net proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of a Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B) the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding, any assets consisting of Deposit Securities referred to in clauses (A)(i)(x) and (y) above), less the sum of (A) the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities shall include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness and (B) the Overconcentration Amount; and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

“Effective Leverage Ratio Cure Period” has the meaning set forth on page 25 of this Appendix.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Transfer” means any transfer of VRDP Shares (a) to a tender option bond trust in which the Liquidity Provider and/or its Affiliates collectively own all of the residual interests, (b) in connection with a distribution in-kind to the holders of securities of or receipts representing an ownership interest in any tender option bond trust in which the Liquidity Provider and/or its Affiliates own collectively all of the residual interests, provided that such distribution in-kind is pursuant to a mandatory termination of such tender option bond trust under the documents governing such tender option bond trust and such mandatory termination results from objective events or conditions outside of the control of the Liquidity Provider, its Affiliates and any holder of ownership interest in such tender option bond trust, (c) in connection with a repurchase financing transaction, (d) relating to a collateral pledge arrangement, (e) to a Person who, after giving effect to such transfer, together with any affiliated person (as defined in the 1940 Act) of such Person, will own, hold or control with power to vote, not more than 25% of the Outstanding VRDP Shares or (f) to the Liquidity Provider or an Affiliate of the Liquidity Provider.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement and (b) has (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the

1940 Act and (y) the Liquidity Provider has provided notice in writing to the Acquiring Fund confirming the information described in (x) at least ten (10) days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date, including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Shares Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Acquiring Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a continuous period of six (6) months during which such VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Acquiring Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the Fee Agreement and the Certificate of Designation.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a Tender in accordance with the VRDP Shares Purchase Agreement, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Failure to Deposit” means, with respect to VRDP Shares, a failure by the Acquiring Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for such VRDP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any such VRDP Shares or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for such VRDP Shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any such VRDP Shares after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of the Certificate of Designation; provided, however, that the foregoing clause (B) shall not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Fee Agreement” means the LEARS Fee Agreement, dated as of December 30, 2010, between the Acquiring Fund and the Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund.

“Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A.

“Fitch Eligible Assets” means assets of the Acquiring Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Fitch ratings of VRDP Shares at the request of the Acquiring Fund.

“Fitch Guidelines” means the guidelines applicable to Fitch’s current ratings of the VRDP Shares, provided by Fitch in connection with Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Fitch provides final notice of such amendment to the Acquiring Fund.

“Fitch Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Certificate of Designation with respect to Fitch, and any other provisions of the Certificate of Designation with respect to Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from Fitch. The Acquiring Fund is required to comply with the Fitch Provisions only if Fitch is then rating VRDP Shares at the request of the Acquiring Fund.

“Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of VRDP Shares at the maximum marginal combined regular federal and Pennsylvania individual income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, or the maximum marginal combined regular federal and Pennsylvania corporate income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, whichever is greater, in effect at the time such Gross-up Payment is made; and (iv) assuming that each Taxable Allocation and each Gross-up Payment would not be subject to the tax imposed by Section 1411 of the Code or any similar Medicare or other surtax.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Acquiring Fund maintained by the Tender and Paying Agent.

“Initial Rate Period” means the period commencing on, and including the Date of Original Issue and ending on, and including, May 25, 2011, the next succeeding Wednesday.

“Investment Advisor” means BlackRock Advisors, LLC or any successor company or entity.

“Late Charge” has the meaning set forth on page 2 of this Appendix.

“LIBOR Dealer” means Citigroup Global Markets Inc. and such other dealer or dealers as the Acquiring Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

“LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider” means Citibank, N.A.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Acquiring Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Shares Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than sixteen (16) days nor more than thirty (30) days following such Liquidity Provider Ratings Event.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with the Certificate of Designation and the VRDP Shares Purchase Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of the VRDP Shares Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement then in effect, and (b) the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement, or (ii) in connection with the termination of the VRDP Shares Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to the VRDP Shares Purchase Agreement as Exhibit B, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to the remarketing procedures in the Certificate of Designation and the VRDP Shares Purchase Agreement.

“Mandatory Tender Event” means (a) each failure by the Acquiring Fund to make a scheduled payment of dividends on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, following restoration of the short-term debt ratings to the requisite level, a subsequent Liquidity Provider Ratings Event, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Acquiring Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the Fee Agreement if the Liquidity Provider by seven (7) Business Days prior to the beginning of the month to which such payment relates (in its sole discretion) thereafter provides written notice to the Acquiring Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Acquiring Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement being replaced; (f) the Acquiring Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Certificate of Designation or (g) in the event of a breach by the Acquiring Fund of its Effective Leverage Ratio covenant with the Liquidity Provider set forth in the Fee Agreement and the failure to cure such breach within sixty (60) days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Acquiring Fund and the Tender and Paying Agent that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Acquiring Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the VRDP Shares Remarketing Agreement as Annex II, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Market Value” of any asset of the Acquiring Fund means the market value thereof determined by an independent third-party pricing service designated pursuant to the Acquiring Fund’s valuation policies and procedures approved from time to time by the Board of Trustees for use in connection with the determination of the Acquiring Fund’s net asset value. Market Value of any asset shall include any interest or dividends, as applicable, accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

“Maximum Rate” has the meaning set forth on page 8 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Maximum Rate” means 15% per annum, exclusive of any applicable Gross-up Payment or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular federal income tax purposes, in each case due and payable in accordance with the Certificate of Designation.

“Minimum Rate Period” means any Rate Period consisting of seven (7) Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

“Minimum VRDP Shares Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the Fee Agreement (excluding from (1) the denominator of such asset coverage test (i) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (ii) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) from the numerator of such asset coverage test, any Deposit Securities referred to in the previous clause (1)(i) and (ii)), with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Minimum VRDP Shares Asset Coverage Cure Date,” with respect to the failure by the Acquiring Fund to maintain the Minimum VRDP Shares Asset Coverage (as required by Section 6 of Part I of the Certificate of Designation and the Fee Agreement) as of the last Business Day of each month, means the tenth Business Day of the following month.

“Moody’s” means Moody’s Investors Service, Inc. a Delaware corporation, and its successors.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Eligible Assets” means assets of the Acquiring Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Guidelines” means the guidelines applicable to Moody’s current ratings of the VRDP Shares, provided by Moody’s in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Moody’s provides final notice of such amendment to the Acquiring Fund.

“Moody’s Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Certificate of Designation with respect to Moody’s, and any other provisions hereof with respect to Moody’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions of the Certificate of Designation with respect to obtaining and maintaining a rating on VRDP Shares from Moody’s. The Acquiring Fund is required to comply with the Moody’s Provisions only if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund.

“Municipal Obligations” means Municipal Bonds as described in this Proxy Statement.

“Net Tax-Exempt Income” means the excess of the amount of interest excludable from gross income under section 103(a) of the Code over the amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

“Notice of Proposed Special Rate Period” has the meaning set forth on page 6 of this Appendix.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached as Exhibit A to the VRDP Shares Purchase Agreement.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Certificate of Designation.

“Notice of Revocation” has the meaning set forth on page 18 of this Appendix.

“Notice of Special Rate Period” has the meaning set forth on page 6 of this Appendix.

“Notice of Tender” means, in connection with an Optional Tender, a notice delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender shares of a Series of VRDP Shares for sale on a Purchase Date.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquiring Fund or the Liquidity Provider, including, at the date hereof, Moody’s and Fitch.

“Optional Tender” means any tender of shares of a Series of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing of VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider.

“Other Rating Agency” means each NRSRO, if any, other than Moody’s or Fitch then providing a rating for the VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Other Rating Agency ratings of VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Guidelines” means the guidelines applicable to each Other Rating Agency’s ratings of the VRDP Shares, provided by Other Rating Agency in connection with such Other Rating Agency’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), as may be amended from time to time, provided, however that any such amendment will not be effective except as agreed upon by the Other Rating Agency and the Acquiring Fund.

“Other Rating Agency Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Certificate of Designation with respect to any Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund, and any other provisions of the Certificate of Designation with respect to such Other Rating Agency’s ratings of VRDP Shares, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from such Other Rating Agency. The Acquiring Fund is required to comply with the Other Rating Agency Provisions of an Other Rating Agency only if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of such VRDP Shares theretofore issued by the Acquiring Fund except, without duplication, (i) any such VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Acquiring Fund, (ii) any such VRDP Shares with respect to which the Acquiring Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Certificate of Designation, (iii) any such VRDP Shares as to which the Acquiring Fund shall be a Beneficial Owner, and (iv) any such VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Acquiring Fund; provided, however, with respect to clause (ii), any such VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

“Overconcentration Amount” means as of any date of calculation of the Effective Leverage Ratio, an amount equal to the sum of: (i) the Market Value of the Acquiring Fund’s assets that are rated below A-/A3 in excess of 50% of the Market Value of the Acquiring Fund’s Managed Assets; (ii) the Market Value of the Acquiring Fund’s assets that are rated below investment grade in excess of 20% of the Market Value of the Acquiring Fund’s Managed Assets; (iii) the Market Value of the Acquiring Fund’s assets that constitute tobacco obligations in excess of 10% of the Market Value of the Acquiring Fund’s Managed Assets; and (iv) the Market Value of all Deferred Compensation Hedge Assets, if any.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Placement Agreement” means the placement agreement dated as of May 17, 2011, between the Acquiring Fund and BlackRock Investments, LLC with respect to the offering and sale of the VRDP Shares.

“Preferred Shares” mean the shares of preferred shares of beneficial interest of the Acquiring Fund, and includes the VRDP Shares.

“Preliminary Notice of Purchase” has the meaning set forth on page 20 of this Appendix.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh (7th) day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (A) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Shares Purchase Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A promulgated under the Securities Act.

“Rate Determination Date” means, with respect to any series of VRDP Shares, the last day of a Rate Period for such series, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period,” with respect to the VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

“Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of the Certificate of Designation or paragraph (b) of Section 4 of Part I of the Certificate of Designation.

“Rating Agency” means each of Fitch (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund), Moody’s (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Rating Agency Guidelines of a Rating Agency as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with such Rating Agency’s rating of shares of a series of VRDP Shares at the request of the Acquiring Fund.

“Rating Agency Guidelines” means Moody’s Guidelines (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), Fitch Guidelines (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Guidelines (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Provisions” means the Moody’s Provisions (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), the Fitch Provisions (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Provisions (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund). The Acquiring Fund is required to comply with the Rating Agency Provisions of a Rating Agency only if such Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Ratings Spread” has the meaning set forth on page 30 of this Appendix.

“Redemption Date” has the meaning set forth on page 13 of this Appendix.

“Redemption Premium” means, if the VRDP Shares are rated above A1/A+ and its equivalent by all Rating Agencies than the VRDP Shares as of the relevant Redemption Date and with respect to the VRDP Shares subject to redemption on such Redemption Date, other than in respect of any redemption requires to comply with the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage Requirements or any optional redemption in connection with a redemption to comply with the Minimum VRDP Shares Asset Coverage requirements that result in Minimum VRDP Shares Asset Coverage of up to 240%, an amount equal to: (a) if such Redemption Date occurs on a date two years or more before the last day of the Special Rate Period, the product of 3% and the Liquidation Preference of the VRDP Shares subject to redemption; (b) If such Redemption Date occurs on a date that is less than two years but more than or equal to 18 months from the last day of the Special Rate Period, the product of 2% and the Liquidation Preference of the VRDP Shares subject to redemption; and (c) if such Redemption Date occurs on a date that is less than 18 months but more than or equal to one year from the last day of the Special Rate Period, the product of 1% and the Liquidation Preference of the VRDP Shares subject to redemption.

“Redemption Price” means the applicable redemption price specified in the Certificate of Designation in respect of a Mandatory Redemption or an Optional Redemption.

“Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Acquiring Fund may from time to time appoint.

“Related Documents” means the Charter, the Certificate of Designation, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement, the Fee Agreement, the VRDP Shares Purchase Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDP Shares Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the VRDP Shares Remarketing Agreement and Part II of the Certificate of Designation.

“Remarketing Agent” means Citigroup Global Markets Inc.

“Remarketing Notice” has the meaning set forth on page 20 of this Appendix.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined from time to time in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“Scheduled Termination Date” has the meaning set forth on page 23 of this Appendix.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“SIFMA Municipal Swap Index” means on any Rate Determination Date the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

“Six-Month Period” has the meaning set forth on page 11 of this Appendix.

“Special Optional Tender Provisions” means optional tender provisions relating to a Special Rate Period.

“Special Rate Period” has the meaning set forth on page 5 of this Appendix.

“Special Rate Period Commencement Date” means June 21, 2012.

“Special Redemption Provisions” has the meaning set forth on page 12 of this Appendix.

“SRP Applicable Rate” has the meaning set forth on page 30 of this Appendix.

“SRP Calculation Date” means (i) with respect to the SRP Initial Calculation Period the Business Day immediately preceding, the Special Rate Period Commencement Date and (ii) with respect to any SRP Subsequent Calculation Period, the last day of the immediately preceding SRP Calculation Period, provided that the next succeeding SRP Calculation Date will be determined without regard to any prior extension of a SRP Calculation Date to a Business Day.

“SRP Calculation Period” means the SRP Initial Calculation Period and any SRP Subsequent Calculation Period.

“SRP Initial Calculation Period” means, with respect to the VRDP Shares, the period commencing on, and including, the Special Rate Period Commencement Date and ending on, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“SRP Subsequent Calculation Period” means, with respect to the VRDP Shares, the period from, and including, the first day following a SRP Calculation Date to, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“Subsequent Rate Period,” with respect to the VRDP Shares, means the period from, and including, the first (1st) day following the Initial Rate Period of the VRDP Shares to, and including, the next Rate Determination Date for the VRDP Shares and any period thereafter from, and including, the first (1st) day following a Rate Determination Date for the VRDP Shares to, and including, the next succeeding Rate Determination Date for the VRDP Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first (1st) day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

“Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Acquiring Fund; provided that none of such entities shall be an existing LIBOR Dealer.

“Taxable Allocation” has the meaning set forth on page 4 of this Appendix.

“Tender” means an Optional Tender or Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or, with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Acquiring Fund to act in such capacity as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the tender and paying agent agreement, dated as of May 19, 2011, between the Acquiring Fund and the Tender and Paying Agent pursuant to which The Bank of New York Melon, or any successor, acts as Tender and Paying Agent.

“Total Holders” means, with respect to any series of VRDP Shares, the Holders of 100% of the aggregate Outstanding amount of the VRDP Shares of such series.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Valuation Date” means, for purposes of determining whether the Acquiring Fund is maintaining the VRDP Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issue, commencing with the Date of Original Issue.

“VRDP Shares” means the shares of the Acquiring Fund’s Series W-7 Variable Rate Demand Preferred Shares.

“VRDP Shares Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth for “Basic Maintenance Amount” in the Rating Agency Guidelines.

“VRDP Shares Basic Maintenance Cure Date,” with respect to the failure by the Acquiring Fund to satisfy the VRDP Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Certificate of Designation) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 Business Days following such Valuation Date.

“VRDP Shares Basic Maintenance Report” shall have the meaning set forth for “Basic Maintenance Report” in the Rating Agency Guidelines.

“VRDP Shares Purchase Agreement” means the VRDP Shares purchase agreement, dated as of May 19, 2011, between the Liquidity Provider and the Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Shares Purchase Agreement or any similar agreement with a successor liquidity provider.

“VRDP Shares Remarketing Agreement” means the VRDP Shares remarketing agreement, dated as of May 19, 2011, between the Acquiring Fund and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor remarketing agent.

APPENDIX C – FORM OF AMENDMENT TO CERTIFICATE OF DESIGNATION

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

AMENDMENT TO

THE CERTIFICATE OF DESIGNATION

DATED MAY 17, 2011

ESTABLISHING

AND FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

(THE “CERTIFICATE”)

The undersigned Secretary of BlackRock MuniYield Pennsylvania Quality Fund (the “Trust”), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, hereby certifies as follows:

1. The Board of Trustees of the Fund has adopted resolutions to amend the Certificate as follows:

“Designation” in the Certificate is hereby deleted and replaced with the following:

DESIGNATION

A series of 826 shares of preferred shares, par value $0.05 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares.” Each Series W-7 VRDP Share shall be issued on a date determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Applicable Rate equal to the sum of        % per annum plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on Wednesday,                    , 2015, for the Rate Period from, and including,                    , 2015 to, and including,                    , 2015 and an initial Dividend Payment Date of                    , 2015; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Part I and II of this Certificate of Designation, or as set forth in any Notice of Special Rate Period. The Series W-7 VRDP Shares shall constitute a separate series of preferred shares of the Trust and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of this Certificate of Designation apply to each Series of VRDP Shares.

2. Except as amended hereby, the Certificate remains in full force and effect.

3. An original copy of this amendment shall be lodged with the records of the Trust and filed with the Secretary of State of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts or as the Trustees deem appropriate.

Dated this    day of                    2015.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

By:
Name:
Title:

C-1

APPENDIX D – FACTORS AFFECTING MUNICIPAL SECURITIES IN PENNSYLVANIA

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds in Pennsylvania (sometimes referred to as the “Commonwealth”) and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock Pennsylvania Strategic Municipal Trust (the “Fund”) are subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified and the Fund assumes no responsibility for the completeness or accuracy of such information. In addition, the information provided is updated only through the information available as of the date of this Statement of Additional Information. The information and risks set forth below could change quickly and without notice due to additional information available, market or economic changes or other unforeseen events, among other things. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities.

The information below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the Pennsylvania that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Pennsylvania. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by Pennsylvania, and there is generally no obligation on the part of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

State Economy

General. Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. Pennsylvania’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of Pennsylvania’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. In 2013 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of Pennsylvania’s total land area. Agricultural diversity in Pennsylvania is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2013 decreased at an average annual rate of 0.02% compared with a 0.03% rate for the Middle Atlantic Region and 0.04% rate for the United States.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.2% of total employment by 2013. Consequently, manufacturing employment constitutes a diminished share of total employment within Pennsylvania. Manufacturing, contributing 9.8% of 2013 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within Pennsylvania. In 2013 the services sector accounted for 48.4% of all non-agricultural employment, while the trade sector accounted for 14.9%.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in Pennsylvania to rise to 8.5% in early 2010 compared to 4.4% annual unemployment in 2007. As of November 2014, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.1% (preliminary).

State Budget and Accounting Practices

Overview. Pennsylvania operates on a fiscal year beginning July 1 and ending June 30. The Governor is required to submit the proposed budget as soon as possible after the organization of the General Assembly but not later than the first full week in February except in his first year of office. Newly elected Governor Tom Wolf was inaugurated on January 20, 2015 and incoming governors are typically expected to make a budget address by March.

A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of Pennsylvania. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.

Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse Pennsylvania for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.

Pennsylvania’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP.

Under Pennsylvania’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to Pennsylvania. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to Pennsylvania through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Overestimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on Pennsylvania’s balance sheet as a reservation of fund balance.

Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.

GAAP Financial Reporting. At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. Pennsylvania is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.

Fund financial statements of Pennsylvania prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for Pennsylvania presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of Pennsylvania for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.

Budget Stabilization Reserve Fund. Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. As of June 2014, Pennsylvania had an approximate $230,000 balance in the Budget Stabilization Reserve Fund. Based on estimates as of the Mid-Year Budget Briefing on December 3, 2014, for fiscal year 2015, Pennsylvania projects a preliminary fiscal year 2015 ending balance of $2 million. The enacted fiscal year 2015 budget transfers 25% of the Pennsylvania’s unappropriated balance of approximately $0.5 million to the Budget Stabilization Reserve Fund for fiscal year 2015. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of Pennsylvania or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

Commonwealth Financial Performance

Recent Developments. On July 10, 2014, Pennsylvania’s fiscal year 2015 budget was signed into law by then Governor Corbett. The fiscal year 2015 budget includes a projected increase in Pennsylvania tax revenues, prior to reserves for tax refunds, of 3.5% over fiscal year 2014 revenue. The rate of growth was based upon a projection as of June 2014 that state economic growth will rebound from the lower level experienced during fiscal year 2014. The enacted fiscal year 2015 budget increased expenditures by 1.5% on a year-over-year basis. The enacted fiscal year 2015 budget included approximately $2 billion in one-time gap closing options that were used to balance the budget; these one-time options will not be available to help balance future budgets.

On November 13, 2014, the Pennsylvania Independent Fiscal Office (“IFO”) issued its Long Term Economic and Budget Outlook, in which it estimated a $1.85 billion shortfall for Pennsylvania in fiscal year 2015-16. This includes $171 million for the current fiscal year and $1,679 related to next year. Non-recurring revenues and one-time cost savings employed in the fiscal year 2014-15 budget were cited as contributing significantly to the deficit. The report evaluates the demographic, economic, revenue and expenditure trends that will affect Pennsylvania’s fiscal condition through fiscal year 2019-2020. Based on assumptions used in the report, the evaluation found that various factors will combine to generate a long-term fiscal imbalance. A January 16, 2015 release by newly-elected Governor Tom Wolf’s deficit task force stated that the budget deficit is expected to reach $2.3 billion during the next fiscal year.

In 2014, all three major ratings services downgraded the ratings on Pennsylvania general obligation bonds. In July, 2014, Moody’s Investor Service downgraded the general obligation bonds to Aa3 from Aa2 (stable outlook). In September 2014, both Standard & Poor’s Ratings Services and Fitch Ratings downgraded Pennsylvania general obligation bonds to AA- from AA (stable outlook in both cases). Fitch Ratings recently noted that the AA- rating reflects Pennsylvania’s continued inability to address fiscal challenges with structural and recurring measures.

According to the December 2014 IFO Revenue Trends Report, Pennsylvania collected $2.7 billion in General Fund revenues in December, an increase of $319 million (13.4%) over December 2013. Fiscal year-to-date revenues of $13.3 billion are $1 billion (8.3%) over the prior fiscal year-to-date. Excluding July’s $227 million in onetime transfers from special funds and a reported $100 million inheritance tax payment in October, fiscal year-to-date growth is 5.6%.

Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2010 through fiscal year 2014, total revenues and other sources increased by an average of 0.7% annually. Tax revenues during this same period increased by an annual average of 3.0%. Intergovernmental revenues have declined from the peak in 2011 as the phase-out of Federal ARRA grants occurred. Expenditures and other uses during the fiscal years 2010 through 2014 rose at an average annual rate of 1.6%. Expenditures for the protection of persons and property during this period increased at an average annual rate of 1.8%; public education expenditures during this period decreased at an average annual rate of 0.6%; health and human services expenditures increased at an average annual rate of 3.3%; and capital outlays increased at an average annual rate of 10.2%. Pennsylvania expenditures for direction and support services (state employees and government administration) declined at an average annual rate of 3.3% during the fiscal years 2010 through 2014. The fund balance deficit at June 30, 2014, was $566.0 million, a reduction of $2,131.7 million from the restated positive balance at June 30, 2013 of $1,565.7 million.

Fiscal Year 2013. General Fund revenues of Pennsylvania were above the certified estimate by $56.9 million or 0.2% for fiscal year 2013. Final Pennsylvania General Fund revenues for the fiscal year totaled $28,646.9 million. Total fiscal year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for fiscal year 2014 of $320.3 million. However, after taking into account for a positive fiscal year 2013 beginning balance of $672.5 million, Pennsylvania ended fiscal year 2013 with an unappropriated surplus balance of $540.9 million.

General Fund revenues increased $968.9 million or 3.5% during fiscal year 2013 when measured on a year-over-year basis as compared to fiscal year 2012. Tax revenue collections grew $918.6 million or 3.4% on a year-over-year basis from fiscal year 2012 to fiscal year 2013 while non-tax revenue collections increased $50.3 million or 9.5%, primarily from an increase in escheats from fiscal year 2012 to fiscal year 2013.

Pennsylvania General Fund appropriations for fiscal year 2013 totaled $27,717.3 million, an increase of $686.7 million or 2.5% from fiscal year 2012 levels.

The ending unappropriated balance was $540.9 million for fiscal year 2013. In June 2013, the statutory transfer of 25% of Pennsylvania’s unappropriated balance to the Tax Stabilization Reserve Fund was suspended for one year.

For GAAP purposes, at June 30, 2013, the General Fund reported a fund balance of $1,566.0 million, a decrease of $312.9 million from the restated $1,253.1 million fund balance at June 30, 2012. Total assets increased $457.0 million to $11,556.9 million largely attributable to receivables in public welfare programs. Liabilities increased by $150.9 million to $9,990.9 million.

Fiscal Year 2014. The subdued level of economic recovery from the most recent national recession continued to impact Pennsylvania’s revenue receipts during fiscal year 2014. General Fund revenues were below the certified estimate by $508.7 million or 1.7% during fiscal year 2014. Final General Fund revenues for the fiscal year totaled $28,607.1 million. Total fiscal year 2014 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $28,087.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $28,395.4 million. After accounting for a positive fiscal year 2014 beginning balance of $546.9 million, Pennsylvania ended fiscal year 2014 with an unappropriated surplus balance of $80.6 million.

General Fund revenues decreased $39.7 million or 0.1% during fiscal year 2014 when measured on a year-over-year basis as compared to fiscal year 2013. Tax revenue collections increased $30.9 million or 0.1% on a year-over-year basis from fiscal year 2013 to fiscal year 2014 while non-tax revenue collections decreased $70.7 million or 12.2% from fiscal year 2013 to fiscal year 2014.

General Fund appropriations for fiscal year 2014 totaled $28,395.0 million, an increase of $678.1 million or 2.4% from fiscal year 2013 levels. The ending unappropriated balance was

$80.6 million for fiscal year 2014. Again in June 2014, the statutory transfer of 25% of Pennsylvania’s unappropriated balance was suspended for one year.

For GAAP purposes, at June 30, 2014, the General Fund reported a fund balance deficit of $566.0 million, a decrease to fund balance of $2,131.7 million from the restated $1,565.7 million fund balance at June 30, 2013 as expenditures and other uses increased by $1,858.1 million and revenues and other sources declined by $586.5 million.

Fiscal Year 2015 Budget. The enacted fiscal year 2015 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $29,026.6 million of Pennsylvania funds against estimated revenues, net of tax refunds and including public health and human services assessments of $813.6 million. Enacted General Fund appropriations represent an increase of $603.2 million, or 1.5% on a year-over-year basis, from fiscal year 2014. General Fund revenues from all sources are estimated to increase $1,453.3 million or 5.3% on a year-over-year basis from fiscal year 2014 after factoring in planned tax refund expenditures. The enacted budget does not include any tax increases and is $400 million less than the then Governor Corbett originally proposed in his February 2014 budget.

General Fund revenues for the fiscal year 2015 budget are forecast to grow 5.5% over fiscal year 2014 actual collections. Within the General Fund, year-over-year growth of 3.6% is forecast for tax revenues and an increase of over 100% for non-tax revenues.

The current fiscal year 2015 General Fund budget is intended to keep spending in line with available resources without raising taxes in Pennsylvania. The budgeted year-end balance is budgeted to be approximately $7 million for fiscal year 2015. However, as noted above, the IFO estimates a $171 million shortfall for the current fiscal year. Actual revenues to the General Fund through December 31, 2014 are approximately 2.1% above the fiscal year 2015 enacted budget estimate. Fiscal year-to-date General Fund collections total $13.3 billion, which is $270.7 million above the enacted budget estimate. Expenditures through December 2014 are on track with enacted budget expectations.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Outstanding Debt of Pennsylvania.

General. Pennsylvania is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Pennsylvania general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $11,390.2 million at June 30, 2014, a net increase of $529.8 million from June 30, 2013. Over the 10-year period ended June 30, 2014, total net outstanding general obligation debt increased at an annual rate of 5.2%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.6%.

Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of Pennsylvania. However, some of these organizations are indirectly dependent upon Pennsylvania operating appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations.

Pennsylvania Housing Finance Agency. The Pennsylvania Housing Finance Agency is a state-created agency that provides financing for housing for lower and moderate income families in Pennsylvania. As of December 31, 2014, this state-created organization had $3,203.2 million of revenue bonds outstanding.

Lease Financing. Pennsylvania, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with Pennsylvania’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Pennsylvania departments and agencies are subject to and dependent upon an annual spending authorization approved through Pennsylvania’s annual budget process. Pennsylvania is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of Pennsylvania.

Commonwealth Financing Authority. The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of Pennsylvania. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of Pennsylvania and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and nonprofit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of Pennsylvania for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of Pennsylvania.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of December 31, 2013, the CFA had issued $365.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $757.0 million in limited obligation revenue bonds authorized by Act 63.

Lease for Pittsburgh Arena. In October 2007, Pennsylvania and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of Pennsylvania, creates a “subject to appropriation” obligation of Pennsylvania. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of Pennsylvania but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor.

While the Special Revenues are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, Pennsylvania is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by Pennsylvania under the Arena Lease is $19.1 million. In December 2009, Pennsylvania was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, Pennsylvania included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, Pennsylvania has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, Pennsylvania included the appropriation request in the appropriate fiscal year budget.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of Pennsylvania but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, Pennsylvania is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center. In April 2010, Pennsylvania acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was subsequently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281.075 million of revenue bonds (the “Convention Center Bonds”). Pennsylvania, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for Pennsylvania to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. Pennsylvania also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of Pennsylvania to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of Pennsylvania under the Operating Agreement and the Grant Agreement do not create indebtedness of Pennsylvania but are payable from (1) funds available in the Gaming

Economic Development and Tourism Fund and (2) other funds of Pennsylvania, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in Pennsylvania less cash payments. While the Gaming Economic Development and Tourism Fund is projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from Pennsylvania under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly.

Pension and Retirement Systems. Pennsylvania maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

On June 25, 2012, the Government Accounting Standards Board approved Statement 67 (Plans) which replaces requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaces the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: (i) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities were typically included as notes to the government’s financial statements); (ii) full pension costs are to be shown as expenses regardless of actual contribution levels; (iii) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (iv) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, Pennsylvania also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” Pennsylvania provides OPEBs under two plans. The Retired

Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Pennsylvania-determined benefits to other retired state employees and their dependents.

City of Philadelphia

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Pennsylvania legislation in 1991 to assist the City of Philadelphia, Pennsylvania’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year financial plan (covering fiscal years 20015-2019) approved by PICA on October 14, 2014.

Litigation

Pennsylvania is a party to numerous lawsuits in which an adverse final decision could materially affect Pennsylvania’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against Pennsylvania. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against Pennsylvania remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

Pennsylvania also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. Pennsylvania’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

APPENDIX E—RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA    An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB    An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC    An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated “CC” is currently highly vulnerable to nonpayment.

C    A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D    An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR    This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1    A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2    A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3    A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1    A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2    A short-term obligation rated “B-2” is regarded as having significant speculative characteristics and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3    A short-term obligation rated “B-3” is regarded as having significant speculative characteristics and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C    A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D    A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i    This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L    Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p    This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p”

subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi    Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim    Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t    This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

uns(…)    Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa    Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa    Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A    Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa    Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba    Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B    Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa    Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca    Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C    Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e    Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)    Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#    Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, (e.g. #Aaa).

WR    Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR    Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV    Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR    Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA    Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB    Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB    Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B    Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC    Substantial credit risk. Default is a real possibility.

CC    Very high levels of credit risk. Default of some kind appears probable.

C    Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD    Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D    Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term

Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1    Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2    Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3    Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B    Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C    High short-term default risk. Default is a real possibility.

RD    Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D    Default. Indicates a broad-based default event for an entity or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

•	Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

FORM OF PROXY

[FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS]

[Proxy Card Front]

The BlackRock Pennsylvania Strategic Municipal Trust (the “Fund”)

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the preferred shares of the Fund held of record by the undersigned on January 12, 2015 at the special meeting of shareholders of the Fund to be held on March 12, 2015 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1(A).

The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Pennsylvania Quality Fund and the transactions contemplated therein, including the termination of the Fund’s registration under the Investment Company Act of 1940 and the Fund’s liquidation, dissolution and termination in accordance with its agreement and declaration of trust and Delaware law.

FOR ☐	AGAINST ☐	ABSTAIN ☐

1(B).

The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield Pennsylvania Quality Fund and the transactions contemplated therein, including the termination of the Fund’s registration under the Investment Company Act of 1940 and the Fund’s liquidation, dissolution and termination in accordance with its agreement and declaration of trust and Delaware law.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[FORM OF PROXY CARD FOR PREFERRED SHAREHOLDERS]

[Proxy Card Front]

BlackRock MuniYield Pennsylvania Quality Fund (the “Fund”)

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the Fund held of record by the undersigned on January 12, 2015 at the special meeting of shareholders of the Fund to be held on March 12, 2015 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

1(C).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between The BlackRock Pennsylvania Strategic Municipal Trust and the Fund and the transactions contemplated therein, including the issuance of additional variable rate demand preferred shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

JULY 31, 2014

ANNUAL REPORT

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2014

Municipal Market Conditions

The latter part of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended July 31, 2014, municipal bond funds saw net outflows of approximately $35 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended July 31 remained relatively strong at $303 billion (but meaningfully lower than the $364 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2014
6 months: 4.11%
12 months: 7.38%

A Closer Look at Yields

From July 31, 2013 to July 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 90 basis points (“bps”) from 4.20% to 3.30%, while 10-year rates decreased 41 bps from 2.67% to 2.26% on and 5-year rates fell 5 bps from 1.27% to 1.22% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 78 bps and the spread between 2- and 10-year maturities flattened by 29 bps.

During the same time period, U.S. Treasury rates fell by 32 bps on 30-year and 2 bps on 10-year bonds, while moving up 37 bps in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 12.25% based on market price and 15.94% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 15.36% based on market price and 15.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Security selection also helped performance, particularly with respect to the Fund’s holdings of high quality school district issues, which performed well amid the improvement in the State of California’s finances. In addition the Fund’s holdings in the health care, transportation and utilities sectors contributed to returns. The use of leverage, which was achieved through the use of tender option bonds contributed to performance as well.

•

The Fund’s cash reserves were generally maintained at a minimal level. However, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2014 ($14.04)[1]	6.11%
Tax Equivalent Yield[2]	12.45%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of July 31, 2014[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.04	$13.31	5.48%	$14.64	$12.63
Net Asset Value	$15.82	$14.52	8.95%	$15.91	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	37%	36%
Utilities	25	24
Transportation	14	11
Health	12	10
Education	6	13
State	6	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	15%	12%
AA/Aa	76	75
A	9	13

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	8
2016	12
2017	14
2018	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	7

Fund Summary as of July 31, 2014	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 13.24% based on market price and 15.79% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 12.38% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of New Jersey state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2014 ($14.11)[1]	6.29%
Tax Equivalent Yield[2]	12.21%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.11	$13.30	6.09%	$14.55	$12.52
Net Asset Value	$15.74	$14.51	8.48%	$15.85	$13.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	23%	21%
State	22	27
Education	18	15
County/City/Special District/School District	14	13
Health	12	11
Housing	6	7
Utilities	3	5
Corporate	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	9%	9%
AA/Aa	51	46
A	33	38
BBB/Baa	7	7
N/R2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $10,039, representing less than 1%, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	7
2016	3
2017	7
2018	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	9

Fund Summary as of July 31, 2014	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 16.10% based on market price and 16.40% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Fund’s longer-dated holdings in the health care, education and transportation sectors experienced strong market appreciation, aiding performance. The Fund also benefited from its holdings in the State of California, as the continued improvement in the State’s economy was a catalyst for market appreciation during the period.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.26)[1]	6.43%
Tax Equivalent Yield[2]	11.36%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.26	$12.20	8.69%	$13.78	$11.80
Net Asset Value	$14.83	$13.61	8.96%	$14.92	$13.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	36%	27%
Utilities	21	23
County/City/Special District/School District	18	20
Health	11	11
State	9	10
Education	2	6
Housing	2	1
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	6%	9%
AA/Aa	62	64
A	27	27
BBB/Baa	5	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	—
2016	2%
2017	2
2018	11

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	11

Fund Summary as of July 31, 2014	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 14.74% based on market price and 15.24% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 12.67% based on market price and 12.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of Michigan state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.47)[1]	6.41%
Tax Equivalent Yield[2]	11.83%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of July 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.47	$12.57	7.16%	$14.12	$11.94
Net Asset Value	$15.24	$14.16	7.63%	$15.30	$13.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Education	21%	17%
County/City/Special District/School District	19	25
Health	18	14
Utilities	13	12
State	11	13
Transportation	9	10
Housing	6	6
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	3%	1%
AA/Aa	73	70
A	24	29

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	7
2016	6
2017	8
2018	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	13

Fund Summary as of July 31, 2014	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 13.85% based on market price and 16.64% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 12.38% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of New Jersey state tax-exempt municipal bonds contributed to performance as well.

•

The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.15)[1]	6.28%
Tax Equivalent Yield[2]	12.19%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.15	$13.27	6.63%	$14.54	$12.48
Net Asset Value	$15.61	$14.29	9.24%	$15.70	$13.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	24%	20%
Education	22	17
State	17	24
County/City/Special District/School District	12	11
Health	11	10
Housing	6	7
Utilities	4	8
Corporate	4	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	6%	6%
AA/Aa	51	45
A	36	42
BBB/Baa	7	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	6%
2015	3
2016	3
2017	8
2018	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	15

Fund Summary as of July 31, 2014	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2014, the Fund returned 13.45% based on market price and 15.39% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 16.01% based on market price and 13.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Fund’s exposure to long-maturity bonds benefited performance given that the yield curve flattened with rates falling more significantly in the 20- to 30-year maturity range. The income generated from coupon payments on the Fund’s portfolio of Pennsylvania tax-exempt bonds also contributed to performance.

•

The Fund’s modest exposure to Puerto Rico government-related credits detracted from results. Credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2014 ($13.89)[1]	6.39%
Tax Equivalent Yield[2]	11.65%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.89	$13.07	6.27%	$14.37	$12.30
Net Asset Value	$15.77	$14.59	8.09%	$15.85	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	25%	22%
Health	17	16
State	16	17
Transportation	11	13
Education	10	11
Corporate	8	7
Utilities	7	7
Housing	6	7

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	1%	1%
AA/Aa	74	73
A	19	22
BBB/Baa	6	4
N/R2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $539,850, representing less than 1%, and $525,235, representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	10
2016	11
2017	6
2018	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2014	17

Schedule of Investments July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 120.4%
Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,806,192
County/City/Special District/School District — 37.9%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,100	10,803,611
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,055,958
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,074,980
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB (BHAC), 5.00%, 10/01/34	7,915	8,230,729
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,820,050
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,440	2,930,562
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,050	5,813,207
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,765,113
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	30,000	33,046,200
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,242,170
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,348,900
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,631,457
5.75%, 11/01/34	12,085	14,622,850
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, Series E, 5.25%, 8/01/39	3,700	4,190,102
Los Angeles Community College District, GO, Series E (AGM), 5.00%, 8/01/31	11,215	11,953,396
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,102,830
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,123,650
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	10,873,100
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,634,400
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,623,512
California (continued)
County/City/Special District/School District (concluded)
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	$900	$1,049,382
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	23,100	23,828,805
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,738,867
5.75%, 5/01/42	4,500	5,290,380
San Jose California Financing Authority, Refunding LRB, Convention Center Expansion & Renovation Project, Series A, 5.00%, 6/01/39	20,000	21,770,000
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,556,604
West Contra Costa California Unified School District, GO:
Election of 2005, Series A (AGM), 5.00%, 8/01/35	5,000	5,066,200
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	5,883,724
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,610,957
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,827,500

		245,509,196
Education — 3.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,300	2,594,630
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,154,965
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,504,310
5.75%, 8/01/35	8,400	9,779,616
University of California, RB, Series L, 5.00%, 5/15/36	3,030	3,258,038

		21,291,559
Health — 18.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
Series A, 6.00%, 8/01/30	2,305	2,784,855
Series B, 6.25%, 8/01/39	6,305	7,284,734
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,620	9,314,341
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,275	7,520,822
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,761,518
Sutter Health, Series A, 5.25%, 11/15/46	7,500	7,944,300
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,556,070

Portfolio Abbreviations

AGC	Assured Guaranty Corp.	EDA	Economic Development Authority	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	IDB	Industrial Development Board
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	ISD	Independent School District
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	LRB	Lease Revenue Bonds
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	M/F	Multi-Family
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	Q-SBLF	Qualified School Bond Loan Fund
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
COP	Certificates of Participation	HUD	Department of Housing and Urban Development	S/F	Single-Family

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	$3,700	$4,178,521
Saint Joseph’s Health System, Series A, 5.00%, 7/01/37	10,000	10,837,100
Series A, 5.00%, 10/01/38	10,970	12,129,529
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,065	3,494,253
California Statewide Communities Development Authority, RB, Kaiser Permanente:
Series A, 5.00%, 4/01/42	12,500	13,532,125
Series B, 5.25%, 3/01/45	12,505	12,887,528
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,618,825
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,684,918
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,901,721

		119,431,160
State — 9.4%
California State Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,367,997
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,381,831
California State Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,406,211
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,000	5,998,850
6.00%, 4/01/38	28,095	33,063,601
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	14,000,090

		61,218,580
Transportation — 20.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,438,821
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,679,750
Series A, 5.00%, 5/01/29	6,435	7,130,945
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	2,979,536
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	3,750	4,106,925
5.25%, 5/15/39	5,835	6,626,926
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,343,931
6.25%, 3/01/34	1,400	1,619,380
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Series A (AMBAC), 5.00%, 7/01/35	9,000	9,314,190
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	7,125,245
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,190	9,279,516
Senior Series B, 5.75%, 7/01/39	2,650	3,023,094
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	15,133,234
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,530	20,718,791
California (concluded)
Transportation (concluded)
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,545	5,239,703
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,327,315
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	2,500	2,577,950
County of San Mateo California Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,296,700

		132,961,952
Utilities — 30.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,521,970
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	16,000	17,771,040
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,305,260
City of Napa California Water Revenue, RB (AMBAC), 5.00%, 5/01/35	9,100	9,905,896
City of San Francisco California Public Utilities Commission Water, RB, Series B, 5.00%, 11/01/30	10,000	11,418,200
County of Sacramento California Sanitation Districts Financing Authority, RB:
5.00%, 6/01/16 (a)	3,490	3,790,768
5.00%, 12/01/36	1,010	1,066,126
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,840,440
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/32	10,000	11,052,400
Series A (NPFGC), 5.00%, 6/01/37	6,670	7,332,731
Sub-Series A (AGM), 5.00%, 6/01/37	11,190	12,301,839
Sub-Series A (AMBAC), 5.00%, 6/01/33	5,000	5,480,700
East Bay Municipal Utility District Water System Revenue, RB, Series A (NPFGC):
5.00%, 6/01/15 (a)	8,830	9,185,761
5.00%, 6/01/35	3,240	3,340,796
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,801,291
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,344,400
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	9,500	10,355,475
Los Angeles Department of Water & Power, RB:
Series A, 5.38%, 7/01/38	9,375	10,663,406
Sub-Series A-2, (AGM), 5.00%, 7/01/35	7,500	8,036,850
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/35	12,870	13,319,292
5.00%, 7/01/37	5,500	6,017,605
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	2,515	2,856,537
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,060	1,209,555
5.25%, 5/15/39	10,000	11,337,800
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 8/01/39	8,000	9,292,960
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,246,412

		197,795,510
Total Municipal Bonds — 120.4%		781,014,149

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California — 29.1%
County/City/Special District/School District — 18.0%
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	$13,180	$14,556,255
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	18,180,190
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	11,015,400
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	7,348,137
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	13,219,358
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	11,231,400
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,458,954
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,935,400
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	18,958,280

		116,903,374
Education — 4.9%
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,799,485
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,615,440
Series O, 5.75%, 5/15/34	11,190	13,100,543

		31,515,468
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California (concluded)
Utilities — 6.2%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	16,740	18,549,762
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	15,993,212
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,610,799

		40,153,773
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.1%		188,572,615
Total Long-Term Investments (Cost — $900,566,455) — 149.5%		969,586,764

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (c)(d)	2,207,320	2,207,320
Total Short-Term Securities (Cost — $2,207,320) — 0.3%		2,207,320
Total Investments (Cost — $902,773,775) — 149.8%		971,794,084
Other Assets Less Liabilities — 2.9%		19,344,027
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.6)%		(88,301,430)
VMTP Shares, at Liquidation Value — (39.1)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$648,836,681

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF California Municipal Money Fund	501,963	1,705,357	2,207,320	$206

(d)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(411)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$51,214,453	$98,963

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$969,586,764	—	$969,586,764
Short-Term Securities	$2,207,320	—	—	2,207,320

Total	$2,207,320	$969,586,764	—	$971,794,084

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$98,963	—	—	$98,963
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$562,000	—	—	$562,000
Liabilities:
TOB trust certificates	—	$(88,271,444)	—	(88,271,444)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$562,000	$(342,271,444)	—	$(341,709,444)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Schedule of Investments July 31, 2014	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 138.8%
Corporate — 2.9%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, AMT, Series A, 5.00%, 12/01/23	$4,190	$4,635,942
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	2,500	2,739,450
Series B, 5.60%, 11/01/34	2,150	2,363,022

		9,738,414
County/City/Special District/School District — 18.2%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,758,272
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/32	4,605	4,813,008
5.00%, 7/01/33	1,395	1,455,250
5.00%, 7/01/37	1,470	1,518,628
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	315,768
5.50%, 10/01/28	4,840	6,145,832
County of Hudson New Jersey Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	811,860
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,140,320
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	3,857,148
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,805
County of Monmouth New Jersey Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,019
5.38%, 12/01/18	5	5,019
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	2,590	2,740,453
4.00%, 3/01/30	2,590	2,727,788
4.00%, 3/01/31	2,925	3,068,179
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	450	486,013
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	5,415	5,893,307
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	1,235	1,309,878
4.25%, 3/01/35	1,300	1,371,981
4.30%, 3/01/36	1,370	1,442,733
Morristown Parking Authority, RB, (NPFGC):
5.00%, 8/01/30	1,830	1,912,844
5.00%, 8/01/33	3,000	3,120,150
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC):
5.50%, 3/01/21	5,890	6,809,606
5.50%, 3/01/22	3,150	3,672,081
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/15 (a)	2,000	2,090,080

		60,973,022
New Jersey (continued)
Education — 28.2%
New Jersey Educational Facilities Authority, RB:
Higher Education Capital Improvement Fund, 5.00%, 9/01/33	4,310	4,739,750
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (a)	1,200	1,306,500
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,113,539
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,780,479
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	10,730,948
Montclair State University, Series A, 5.00%, 7/01/39	11,055	12,287,080
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,840,987
Montclaire State University, Series A, 5.00%, 7/01/44	2,520	2,794,201
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,288,450
Ramapo College, Series B, 5.00%, 7/01/37	345	372,331
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,271,238
Seton Hall University, Series D, 5.00%, 7/01/38	360	391,410
Seton Hall University, Series D, 5.00%, 7/01/43	430	467,010
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,900,464
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	920,286
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	277,670
William Paterson University, Series C (AGC), 4.75%, 7/01/34	4,000	4,244,600
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	790	788,191
4.50%, 12/01/28	3,380	3,527,841
4.00%, 12/01/29	4,140	4,073,222
4.00%, 12/01/29	710	707,487
4.50%, 12/01/29	4,150	4,325,504
4.63%, 12/01/30	4,080	4,245,770
4.00%, 12/01/31	1,335	1,289,076
4.25%, 12/01/32	1,460	1,445,692
4.13%, 12/01/35	710	677,539
4.50%, 12/01/36	1,280	1,284,774
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.38%, 12/01/24	1,500	1,684,470
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	5,045	5,433,969
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,100	1,263,592
5.00%, 5/01/43	7,150	7,934,927

		94,408,997
Health — 19.1%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/15 (a)	10,775	11,358,143
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	720	755,424

22	ANNUAL REPORT	JULY 31, 2014

See Notes to Financial Statements.

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	$6,050	$6,347,660
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	3,800	3,986,960
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	4,885	5,424,011
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,035	3,271,366
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	2,130	2,415,441
5.00%, 7/01/29	510	574,831
5.50%, 7/01/31	2,880	3,212,323
AHS Hospital Corp., 6.00%, 7/01/41	3,080	3,565,685
Catholic Health East Issue, 5.00%, 11/15/33	1,375	1,465,668
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,597,710
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,743,040
Kennedy Health System, 5.00%, 7/01/42	360	377,978
Meridian Health System Obligated Group, 5.00%, 7/01/25	700	784,378
Meridian Health System Obligated Group, 5.00%, 7/01/26	1,590	1,764,089
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	2,030,155
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,010	4,390,068
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	3,560	3,866,089
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	740	789,869
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	440	415,888

		64,136,776
Housing — 9.0%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,800	5,180,784
Capital Fund Program, Series A (AGM) (HUD), 4.70%, 11/01/25	6,120	6,272,021
M/F Housing, Series A, 4.55%, 11/01/43	3,575	3,603,350
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	935	918,890
S/F Housing, Series AA, 6.50%, 10/01/38	930	957,826
S/F Housing, Series B, 4.50%, 10/01/30	6,735	7,114,584
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	2,400	2,438,736
M/F Housing, Series 2, 4.75%, 11/01/46	3,015	3,058,898
S/F Housing, Series T, 4.70%, 10/01/37	615	620,486

		30,165,575
State — 29.6%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (b)	9,000	7,025,760
CAB, Series B, 0.00%, 11/01/25 (b)	10,000	7,210,400
Election of 2005, Series A, 5.80%, 11/01/15 (a)	1,960	2,095,828
Election of 2005, Series A, 5.80%, 11/01/15 (a)	2,730	2,919,189
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	6,056,750
5.25%, 11/01/21	7,705	9,440,166
New Jersey (continued)
State (concluded)
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	2,185	2,477,593
New Jersey EDA, RB:
Liberty State Park Project, Series C, 5.00%, 3/01/22	2,670	2,740,301
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,118,849
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,764,760
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	8,939,475
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,223,046
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	2,775	3,375,121
School Facilities Construction (AGC), 6.00%, 12/15/34	25	28,968
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (a)	9,000	9,254,430
School Facilities Construction, Series O, 5.25%, 3/01/15 (a)	1,420	1,461,947
School Facilities Construction, Series U, 5.00%, 9/01/37	2,475	2,696,388
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,287,880
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	984,885
Cigarette Tax, 5.00%, 6/15/28	1,520	1,654,900
Cigarette Tax, 5.00%, 6/15/29	2,000	2,163,300
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,219,070
School Facilities Construction, Series NN, 5.00%, 3/01/29	4,500	4,923,270
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,080	1,208,099

		99,270,375
Transportation — 27.6%
Delaware River Port Authority, RB:
5.00%, 1/01/29	1,250	1,414,275
5.00%, 1/01/37	4,465	4,881,986
Series D (AGM), 5.00%, 1/01/40	3,700	3,930,288
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	1,745	1,887,392
5.00%, 1/01/27	1,300	1,396,408
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project (AMT):
5.13%, 1/01/34	1,630	1,745,159
5.38%, 1/01/43	5,495	5,829,371
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (c)	7,615	7,832,637
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	4,900	5,969,621
Series A (AGM), 5.25%, 1/01/29	2,000	2,423,960
Series A (AGM), 5.25%, 1/01/30	4,000	4,855,160
Series A (BHAC), 5.25%, 1/01/29	500	616,315
Series C (NPFGC), 6.50%, 1/01/16 (d)	255	277,295
Series C (NPFGC), 6.50%, 1/01/16 (d)	1,535	1,593,453
Series C (NPFGC), 6.50%, 1/01/16 (d)	305	331,666
Series C (NPFGC), 6.50%, 1/01/16	605	656,310
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (b)	7,210	2,311,454

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	$6,000	$2,049,360
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (b)	4,050	1,709,545
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (b)	1,400	473,228
Transportation Program, Series AA, 5.00%, 6/15/33	4,300	4,623,833
Transportation System, Series A, 6.00%, 6/15/35	4,365	5,225,080
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,449,507
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,000	2,339,040
Transportation System, Series AA, 5.25%, 6/15/33	4,050	4,495,054
Transportation System, Series B, 5.50%, 6/15/31	1,425	1,625,697
Transportation System, Series B, 5.25%, 6/15/36	1,775	1,930,419
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,007,860
Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,561,125
Series 8, 6.00%, 12/01/42	2,500	2,868,200
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	2,850	3,154,266
Consolidated, 152nd Series, 5.75%, 11/01/30	5,175	5,857,272
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	1,025	1,103,074
5.00%, 11/01/29	1,025	1,096,361

		92,521,671
Utilities — 4.2%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	1,330	1,436,812
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	4,335	5,196,495
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (b):
0.00%, 9/01/28	6,600	3,783,582
0.00%, 9/01/29	6,900	3,741,042

		14,157,931
Total Municipal Bonds in New Jersey		465,372,761
Guam — 1.0%
State — 1.0%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	305	325,417
Series A, 5.13%, 1/01/42	2,500	2,634,575
Series B-1, 5.00%, 1/01/37	395	414,177
Total Municipal Bonds in Guam		3,374,169

Puerto Rico — 0.5%
Health — 0.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.50%, 11/15/20	1,750	1,758,960
Total Municipal Bonds — 140.3%		470,505,890

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 19.2%
County/City/Special District/School District — 4.0%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,370	13,359,971
Education — 0.3%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,099,151
State — 5.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	11,715,274
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	4,780	5,229,901

		16,945,175
Transportation — 9.9%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	5,200	5,645,224
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,900	2,066,802
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	11,456	12,902,963
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	5,500	5,927,460
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,548,290

		33,090,739
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.2%		64,495,036
Total Long-Term Investments (Cost — $498,648,550) — 159.5%		535,000,926
Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	4,710,150	4,710,150
Total Short-Term Securities (Cost — $4,710,150) — 1.4%		4,710,150
Total Investments (Cost — $503,358,700) — 160.9%		539,711,076
Other Assets Less Liabilities — 0.9%		3,119,362
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3)%		(34,705,693)
VRDP Shares, at Liquidation Value — (51.5)%		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$335,424,745

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $8,818,272.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New Jersey Municipal Money Fund	7,170,770	(2,460,620)	4,710,150	$2

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(205)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$25,544,922	$87,799

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$535,000,926	—	$535,000,926
Short-Term Securities	$4,710,150	—	—	4,710,150

Total	$4,710,150	$535,000,926	—	$539,711,076

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$87,799	—	—	$87,799
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$280,000	—	—	$280,000
Liabilities:
TOB trust certificates	—	$(34,699,311)	—	(34,699,311)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	$280,000	$(207,399,311)	—	$(207,119,311)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,747,545
6.00%, 6/01/39	2,985	3,460,719
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	382,515

		5,590,779
California — 19.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,211,076
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,376,435
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	720	831,794
5.25%, 5/01/33	560	619,931
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,775,728
6.25%, 3/01/34	1,250	1,445,875
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,586,242
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	970	1,144,804
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	3,073,040
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,129,840
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,172,031
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,954,287
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	490	560,315
Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,181,180
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	430,965
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,235	2,532,210

		25,025,753
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	572,715
5.50%, 11/15/30	225	254,124
5.50%, 11/15/31	270	302,484
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,479,907

		2,609,230
Florida — 11.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	303,161
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,312,096
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,089,050
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	120	122,381
Florida (concluded)
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	1,840	2,109,321
Series A, 5.50%, 10/01/42	2,125	2,355,435
Series B, AMT, 6.00%, 10/01/26	590	710,690
Series B, AMT, 6.00%, 10/01/27	775	925,606
Series B, AMT, 6.25%, 10/01/38	310	362,288
Series B, AMT, 6.00%, 10/01/42	410	468,327
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	885,352
Water & Sewer System, Series B, 5.25%, 10/01/29	500	574,000
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,328,501
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	710	796,222

		14,342,430
Hawaii — 1.0%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	287,433
5.25%, 8/01/26	810	924,226

		1,211,659
Illinois — 23.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	770	866,420
Series C, 6.50%, 1/01/41	3,680	4,402,752
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/29	1,000	1,058,590
5.25%, 1/01/33	570	593,609
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax, 5.25%, 1/01/38	525	562,217
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,165	1,201,406
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,558,732
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,087,990
Sales Tax Receipts, 5.00%, 12/01/44	1,235	1,320,277
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,185,010
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,434,634
City of Chicago Illinois, Midway Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	385	401,132
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,500	1,676,220
5.25%, 12/01/43	2,700	2,916,891
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,763,495
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,093,502
6.00%, 6/01/28	270	314,258
State of Illinois, GO:
5.25%, 2/01/31	585	615,841
5.25%, 2/01/32	1,000	1,047,220
5.50%, 7/01/33	1,500	1,602,300
5.50%, 7/01/38	280	296,570

		28,999,066
Indiana — 4.1%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	375	388,492

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	$4,310	$4,789,703

		5,178,195
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	430,399
Series A-2, 6.00%, 1/01/23	160	183,637
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,000	1,131,790
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	805	880,573

		2,626,399
Massachusetts — 2.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	880	960,608
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,910	1,962,773

		2,923,381
Michigan — 5.3%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	660	722,291
Series C-1, 7.00%, 7/01/27	2,285	2,479,842
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,839,510
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,265	1,631,584

		6,673,227
Minnesota — 2.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,529,980
Mississippi — 1.5%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,547,095
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	294,653

		1,841,748
Nevada — 4.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,566,211
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,081,780
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,715,100

		5,363,091
New Jersey — 6.4%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,000	1,060,850
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	980	1,191,935
School Facilities Construction (AGC), 6.00%, 12/15/34	20	23,174
The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	530	574,043
New Jersey (concluded)
New Jersey EDA, Refunding RB, School Facilities Construction, Series RR, 5.00%, 6/15/33	500	540,430
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,509,032
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,323,654
Series AA, 5.50%, 6/15/39	1,600	1,768,880

		7,991,998
New York — 5.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,545	1,767,434
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,316,600
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,807,575

		6,891,609
Ohio — 1.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	585	662,302
5.25%, 2/15/31	1,500	1,688,745

		2,351,047
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/44	440	481,994
Sub-Series A, 6.00%, 12/01/41	2,000	2,179,500

		2,661,494
South Carolina — 4.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,690,941
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,092,704
6.00%, 7/01/38	1,155	1,305,496
5.50%, 7/01/41	1,000	1,095,820

		6,184,961
Texas — 19.1%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,250	2,520,045
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,057,122
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,427,643
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,169,962
6.00%, 11/15/36	2,055	2,417,831
5.38%, 11/15/38	1,000	1,130,210
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,026,011
Dallas-Fort Worth International Airport, Refunding RB, Joint Revenue, Series E, 5.50%, 11/01/27	2,500	2,866,825
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	730	824,272
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,129,280

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	$1,000	$1,124,800
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,594,768
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	476,288
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB (AGC):
6.50%, 1/01/19 (a)	265	323,191
6.50%, 7/01/37	835	936,661

		24,024,909
Virginia — 1.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	418,505
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,233,120

		1,651,625
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,114,480
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	827,631

		1,942,111
Total Municipal Bonds — 127.0%		159,614,692

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,567,245
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	760	873,914
Florida — 2.4%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,782,302
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	240	248,218

		3,030,520
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,140,772
Nevada — 7.5%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,333,248
Series B, 5.50%, 7/01/29	1,994	2,337,151
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,737,474

		9,407,873
New Jersey — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,610	1,717,855
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,000	1,087,791

		2,805,646
New York — 12.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	2,999	3,330,900
Series FF-2, 5.50%, 6/15/40	1,095	1,252,475
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,119,297
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,137,537
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,305,640
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,770	1,984,241
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,679,618

		15,809,708
Texas — 2.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	2,609	2,959,373
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,068,160
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.8%		38,663,211
Total Long-Term Investments (Cost — $180,889,379) — 157.8%		198,277,903

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	2,565,273	2,565,273
Total Short-Term Securities (Cost — $2,565,273) — 2.0%		2,565,273
Total Investments (Cost — $183,454,652) — 159.8%		200,843,176
Other Assets Less Liabilities — 1.3%		1,592,727
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.1)%		(20,288,965)
VMTP Shares, at Liquidation Value — (45.0)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$125,646,938

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 16, 2016 to November 15, 2019 is $4,647,054.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	8,162,312	(5,597,039)	2,565,273	$683

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(79)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$9,844,141	$33,835

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$198,277,903	—	$198,277,903
Short-Term Securities	$2,565,273	—	—	2,565,273

Total	$2,565,273	$198,277,903	—	$200,843,176

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$33,835	—	—	$33,835
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$108,000	—	—	$108,000
Liabilities:
TOB trust certificates	—	$(20,283,757)	—	(20,283,757)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$108,000	$(76,783,757)	—	$(76,675,757)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Schedule of Investments July 31, 2014	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 136.9%
Corporate — 4.9%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$10,695	$13,648,103
County/City/Special District/School District — 25.1%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 5/01/27	960	1,031,290
4.50%, 5/01/29	900	961,461
Bay City School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/36	2,800	2,946,160
Birmingham City School District Michigan, GO, School Building & Site (AGM), 5.00%, 11/01/14 (a)	1,000	1,012,150
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,026,171
5.00%, 4/01/26	2,000	2,204,020
5.00%, 4/01/27	500	545,475
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,970	2,180,002
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	525,305
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	3,215	3,495,026
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	826,643
5.50%, 5/01/41	1,355	1,480,812
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	617,010
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,548,919
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	930	1,032,384
5.00%, 5/01/33	990	1,094,069
5.00%, 5/01/34	745	820,856
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,207,597
Fraser Public School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/25	2,000	2,066,300
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	668,118
5.50%, 5/01/36	1,200	1,322,628
5.50%, 5/01/41	1,575	1,721,239
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,125	1,162,294
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,420,415
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/24	1,000	1,033,150
5.00%, 5/01/25	1,525	1,575,554
5.00%, 5/01/26	1,600	1,653,040
5.00%, 5/01/35	3,000	3,077,070
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	3,650	3,846,333
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	3,090	3,280,869
Montrose Community Schools, GO, (NPFGC), 6.20%, 5/01/17	625	675,494
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/25	900	989,856
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM):
4.25%, 5/01/26	$1,200	$1,285,716
4.25%, 5/01/27	1,200	1,275,168
4.50%, 5/01/29	1,025	1,094,567
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/32	2,500	2,698,975
Troy School District, GO (Q-SBLF), 5.00%, 5/01/28	1,240	1,416,365
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	1,250	1,384,975
Walled Lake Consolidated School District, GO (Q-SBLF):
5.00%, 5/01/37	1,770	1,929,919
5.00%, 5/01/40	1,630	1,766,708

		69,900,103
Education — 19.6%
Grand Valley State University, RB, (NPFGC), 5.50%, 2/01/18	1,445	1,544,315
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,720	1,721,170
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	4,980	5,530,041
Series C, 5.00%, 2/15/40	4,700	5,052,124
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,650	1,784,953
Oakland University, RB, General, Series A:
5.00%, 3/01/38	8,485	9,089,641
5.00%, 3/01/43	13,865	14,780,506
University of Michigan, RB, Series A, 5.00%, 4/01/39	2,125	2,404,905
Wayne State University, RB, Series A:
5.00%, 11/15/40	2,000	2,150,560
4.00%, 11/15/44	620	620,546
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	2,100	2,286,585
5.25%, 11/15/43	5,255	5,730,840
(AGM), 5.25%, 11/15/33	620	687,214
(AGM), 5.00%, 11/15/39	1,085	1,173,677

		54,557,077
Health — 28.4%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	5,051,292
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	4,964,220
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,630,399
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,745	1,892,784
Trinity Health Credit Group, 5.00%, 12/01/31	3,100	3,385,758
Trinity Health Credit Group, 5.00%, 12/01/35	4,100	4,414,839
Trinity Health Credit Group, 5.00%, 12/01/39	3,350	3,576,293
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,186,365
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,011,760
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	620	633,435
MidMichigan Obligated Group, Series A, 5.00%, 4/15/36	3,550	3,589,654

32	ANNUAL REPORT	JULY 31, 2014

See Notes to Financial Statements.

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	$2,500	$2,533,000
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,290,120
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	600	657,330
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	3,260	3,422,087
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	630	642,102
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	3,100	3,176,198
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,488,398
McLaren Health Care, Series A, 5.75%, 5/15/38	4,500	5,058,675
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	930	1,084,789
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,460	4,501,924
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,173,180
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	11,000	11,750,640
Series V, 8.25%, 9/01/18 (a)	1,000	1,289,790
Series W, 6.00%, 8/01/39	925	1,029,784
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,965	2,117,622
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/14 (a)	475	478,662

		79,031,100
Housing — 10.2%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,014,440
Series A, 4.75%, 12/01/25	4,235	4,501,974
Series A, 4.45%, 10/01/34	620	636,573
Series A, 4.63%, 10/01/39	2,165	2,213,778
Series A, 4.75%, 10/01/44	3,100	3,177,314
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,615	3,639,510
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	7,790	7,913,627
Series A, 6.05%, 10/01/41	4,825	5,261,421

		28,358,637
State — 14.4%
Michigan State Building Authority, Refunding RB:
5.00%, 10/15/31	1,000	1,060,930
Facilities Program, Series I, 6.25%, 10/15/38	3,900	4,540,809
Facilities Program, Series I (AGC), 5.25%, 10/15/24	4,000	4,640,080
Facilities Program, Series I (AGC), 5.25%, 10/15/25	2,000	2,311,460
Facilities Program, Series I (AGC), 5.25%, 10/15/26	600	690,882
Facilities Program, Series I-A, 5.50%, 10/15/45	1,250	1,391,938
Facilities Program, Series II (AGM), 5.00%, 10/15/26	4,500	5,124,105
Michigan State Finance Authority, RB, Local Government Loan Program, Series F:
5.00%, 4/01/31	1,000	1,063,650
5.25%, 10/01/41	6,085	6,441,764
Municipal Bonds	Par (000)	Value
Michigan (continued)
State (concluded)
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	$4,350	$4,709,875
State of Michigan, COP, (AMBAC), 0.00%, 6/01/22 (b)(c)	3,000	2,513,040
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,850	2,065,081
5.00%, 11/15/36	3,125	3,441,187

		39,994,801
Transportation — 14.1%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,906,197
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	6,270	6,611,652
5.25%, 12/01/26	6,300	6,643,287
5.00%, 12/01/34	4,435	4,595,902
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,587,280
5.75%, 12/01/26	1,000	1,146,820
5.38%, 12/01/32	8,700	9,732,516

		39,223,654
Utilities — 20.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,645	1,611,343
City of Detroit Michigan Water Supply System, RB:
2nd Lien, Series B (AGM), 7.00%, 7/01/36	3,000	3,226,080
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	6,000	5,910,480
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	10,470	10,477,120
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	930	1,032,347
4.00%, 1/01/42	1,700	1,714,484
City of Holland Michigan Electric Utility System, RB, Series A:
5.00%, 7/01/33	1,860	2,088,296
4.13%, 7/01/39	1,450	1,479,275
5.00%, 7/01/39	7,575	8,394,994
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,970	2,232,168
5.00%, 7/01/31	4,230	4,712,854
5.00%, 7/01/37	2,065	2,271,066
5.50%, 7/01/41	3,000	3,483,540
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	310	333,520
5.63%, 10/01/40	1,000	1,084,120
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 9/03/14 (a)	1,000	1,004,440
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	1,250	1,353,713
5.00%, 10/01/29	2,000	2,277,120
Pooled Project, 5.00%, 10/01/27	1,240	1,435,275

		56,122,235
Total Municipal Bonds in Michigan		380,835,710

Guam — 3.5%
State — 3.5%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	500	533,470

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam (concluded)
State (concluded)
Territory of Guam RB (concluded):
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	$4,850	$5,111,076
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	1,695	1,781,699
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	665	697,286
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,400	1,532,118
Total Municipal Bonds in Guam		9,655,649
Total Municipal Bonds — 140.4%		390,491,359

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 17.2%
County/City/Special District/School District — 4.4%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	6,770	7,309,418
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	4,650	5,070,453

		12,379,871
Education — 12.7%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	6,220	6,947,740
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	8,249,850
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	6,190	6,655,983
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	13,372,023

		35,225,596
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Michigan (concluded)
Health — 0.1%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	$190	$202,834
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2%		47,808,301
Total Long-Term Investments (Cost — $413,056,033) — 157.6%		438,299,660

Short-Term Securities	Shares	Value
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	3,889,640	3,889,640
Total Short-Term Securities (Cost — $3,889,640) — 1.4%		3,889,640
Total Investments (Cost — $416,945,673) — 159.0%		442,189,300
Other Assets Less Liabilities — 1.4%		4,046,149
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.4)%		(23,492,163)
VRDP Shares, at Liquidation Value — (52.0)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$278,143,286

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF Michigan Municipal Money Fund	479,667	3,409,973	3,889,640	$2

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(140)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$17,445,313	$59,960

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$438,299,660	—	$438,299,660
Short-Term Securities	$3,889,640	—	—	3,889,640

Total	$3,889,640	$438,299,660	—	$442,189,300

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$59,960	—	—	$59,960
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$210,000	—	—	$210,000
Liabilities:
TOB trust certificates	—	$(23,487,000)	—	(23,487,000)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	$210,000	$(168,087,000)	—	$(167,877,000)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	35

Schedule of Investments July 31, 2014	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 126.7%
Corporate — 6.9%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Chambers Project, AMT, Series A, 5.00%, 12/01/23	$1,710	$1,891,995
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	5,000	5,478,900
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,099,080
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,092,390

		9,562,365
County/City/Special District/School District — 15.3%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	769,035
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/35	1,250	1,295,900
County of Essex New Jersey Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	1,026,580
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,111,250
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (a)	1,000	459,310
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	270,620
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,070,160
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,500,002
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,019
5.25%, 12/01/15	5	5,018
5.00%, 12/01/17	5	5,015
5.00%, 12/01/18	5	5,013
5.00%, 12/01/19	5	5,012
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	1,060	1,121,575
4.00%, 3/01/30	1,060	1,116,392
4.00%, 3/01/31	1,200	1,258,740
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	200	216,006
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,155	2,345,351
Edgewater Borough Board of Education, GO, Refunding (AGM):
4.25%, 3/01/34	300	318,189
4.25%, 3/01/35	300	316,611
4.30%, 3/01/36	300	315,927
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC):
5.50%, 3/01/21	1,540	1,780,440
5.50%, 3/01/22	1,050	1,224,027
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/15 (b)	1,000	1,045,040
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,720	2,724,869

		21,311,101
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education — 30.0%
New Jersey Educational Facilities Authority, RB:
Higher Education Capital Improvement Fund, 5.00%, 9/01/33	$2,060	$2,265,403
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (b)	1,600	1,742,000
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	4,192,121
Montclair State University, Series A, 5.00%, 7/01/39	4,500	5,001,525
Montclaire State University, Series A, 5.00%, 7/01/44	1,020	1,130,986
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	2,765	2,813,332
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,096,150
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,271,238
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,872,207
Seton Hall University, Series D, 5.00%, 7/01/38	140	152,215
Seton Hall University, Series D, 5.00%, 7/01/43	170	184,632
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,533,810
William Paterson University, Series C (AGC), 4.75%, 7/01/34	1,115	1,183,182
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	710	708,374
4.50%, 12/01/28	1,170	1,221,176
4.00%, 12/01/29	1,575	1,549,595
4.00%, 12/01/29	290	288,973
4.50%, 12/01/29	1,550	1,615,550
4.63%, 12/01/30	1,475	1,534,929
4.00%, 12/01/31	290	280,024
4.25%, 12/01/32	590	584,218
4.13%, 12/01/35	290	276,741
4.50%, 12/01/36	525	526,958
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.50%, 12/01/26	1,800	2,010,816
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	2,046,490
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	465	534,155
5.00%, 5/01/43	2,850	3,162,873

		41,779,673
Health — 14.7%
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	700	734,440
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	975	1,022,970
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	940	986,248
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	2,220	2,464,955
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,000	1,077,880
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	870	986,589
5.00%, 7/01/29	205	231,059

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
5.50%, 7/01/31	$1,175	$1,310,583
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,273,459
Catholic Health East Issue, 5.00%, 11/15/33	550	586,267
Hackensack University Medical (AGM), 4.63%, 1/01/30	2,315	2,426,120
Kennedy Health System, 5.00%, 7/01/42	140	146,992
Meridian Health System Obligated Group, 5.00%, 7/01/25	300	336,162
Meridian Health System Obligated Group, 5.00%, 7/01/26	2,130	2,363,214
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	2,030,155
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	440	481,703
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,300	1,411,774
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	300	320,217
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	180	170,136

		20,360,923
Housing — 9.6%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,970	2,126,280
Capital Fund Program, Series A (AGM) (HUD), 4.70%, 11/01/25	2,475	2,536,479
M/F Housing, Series A, 4.55%, 11/01/43	1,425	1,436,300
M/F Housing, Series A, AMT (NPFGC), 4.90%, 11/01/35	820	820,238
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	400	393,108
S/F Housing, Series AA, 6.50%, 10/01/38	325	334,724
S/F Housing, Series B, 4.50%, 10/01/30	2,720	2,873,299
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	1,070	1,087,270
M/F Housing, Series 2, 4.75%, 11/01/46	1,205	1,222,545
S/F Housing, Series T, 4.70%, 10/01/37	445	448,969

		13,279,212
State — 19.0%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (a)	6,725	5,249,804
Election of 2005, Series A, 5.80%, 11/01/15 (b)	2,605	2,785,526
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	880	997,841
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (a)	2,325	1,885,226
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,191,190
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,000	7,074,410
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	1,185	1,441,268
School Facilities Construction (AGC), 6.00%, 12/15/34	15	17,381
School Facilities Construction, Series KK, 5.00%, 3/01/38	380	403,047
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series U, 5.00%, 9/01/37	$1,040	$1,133,028
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	365	397,649
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	355	390,653
Cigarette Tax, 5.00%, 6/15/28	910	990,762
Cigarette Tax, 5.00%, 6/15/29	1,195	1,292,572
School Facilities Construction, Series NN, 5.00%, 3/01/29	500	547,030
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	500	559,305

		26,356,692
Transportation — 25.5%
Delaware River Port Authority, RB:
5.00%, 1/01/29	750	848,565
5.00%, 1/01/37	2,865	3,132,562
Series D, 5.05%, 1/01/35	1,430	1,538,466
Series D (AGM), 5.00%, 1/01/40	1,500	1,593,360
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	700	757,120
5.00%, 1/01/27	525	563,934
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project (AMT):
5.38%, 1/01/43	2,235	2,371,000
5.13%, 1/01/34	660	706,629
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (c)	3,005	3,090,883
New Jersey State Turnpike Authority, Refunding RB, Series A (AGM), 5.25%, 1/01/29	2,000	2,423,960
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (a)	4,750	2,005,022
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (a)	2,760	932,935
Transportation System, Series A, 6.00%, 6/15/35	2,000	2,394,080
Transportation System, Series A (AGC), 5.63%, 12/15/28	780	912,226
Transportation Program, Series AA, 5.00%, 6/15/33	1,700	1,828,027
Transportation System, Series AA, 5.25%, 6/15/33	1,640	1,820,220
Transportation System, Series B, 5.50%, 6/15/31	730	832,813
Transportation System, Series B, 5.25%, 6/15/36	725	788,481
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,166,870
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,500	1,720,920
Port Authority of New York & New Jersey, Refunding RB, AMT:
5.00%, 12/01/33	1,155	1,278,308
Consolidated, 152nd Series, 5.75%, 11/01/30	2,000	2,263,680
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	200	215,234
5.00%, 11/01/29	200	213,924

		35,399,219

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utilities — 5.7%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	$670	$723,808
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	1,710	2,049,828
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (a):
0.00%, 9/01/26	4,100	2,614,980
0.00%, 9/01/29	2,750	1,490,995
0.00%, 9/01/33	2,350	1,031,885

		7,911,496
Total Municipal Bonds in New Jersey		175,960,681

Guam — 3.3%
State — 3.3%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	120	128,033
Series A, 5.13%, 1/01/42	4,100	4,320,703
Series B-1, 5.00%, 1/01/37	155	162,525
Total Municipal Bonds in Guam		4,611,261

Puerto Rico — 3.1%
Health — 3.1%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	4,220	4,236,796
Total Municipal Bonds — 133.1%		184,808,738

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 23.6%
County/City/Special District/School District — 3.8%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	4,930	5,324,548
Education — 3.2%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	4,003	4,446,565
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
State — 4.6%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$3,300	$4,220,568
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	1,918	2,098,518

		6,319,086
Transportation — 12.0%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,100	4,451,042
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	760	826,721
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	4,089	4,604,984
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	4,500	4,849,740
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	1,997,228

		16,729,715
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.6%		32,819,914
Total Long-Term Investments (Cost — $203,481,588) — 156.7%		217,628,652

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	2,535,160	2,535,160
Total Short-Term Securities (Cost — $2,535,160) — 1.8%		2,535,160
Total Investments (Cost — $206,016,748) — 158.5%		220,163,812
Other Assets Less Liabilities — 0.9%		1,174,285
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.0)%		(18,047,428)
VRDP Shares, at Liquidation Value — (46.4)%		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$138,890,669

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $5,098,359.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New Jersey Municipal Money Fund	3,764,692	(1,229,532)	2,535,160	$7

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(85)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$10,591,797	$36,404

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds [1]	—	$217,628,652	—	$217,628,652
Short-Term Securities	$2,535,160	—	—	2,535,160

Total	$2,535,160	$217,628,652	—	$220,163,812

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$36,404	—	—	$36,404
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$158,000	—	—	$158,000
Liabilities:
TOB trust certificates	—	$(18,044,269)	—	(18,044,269)
VRDP Shares	—	(64,400,000)	—	(64,400,000)

Total	$158,000	$(82,444,269)	—	$(82,286,269)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	39

Schedule of Investments July 31, 2014	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 116.0%
Corporate — 12.8%
Beaver County IDA, Refunding RB, Series B, 3.50%, 12/01/35 (a)	$3,235	$3,274,111
County of Beaver Pennsylvania IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	1,200	1,221,060
County of Delaware Pennsylvania IDA, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,582,521
County of Northumberland Pennsylvania IDA, Refunding RB, Aqua Pennsylvania, Inc. Project, AMT (NPFGC), 5.05%, 10/01/39	4,500	4,507,920
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,490,229
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,708,743
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,246,488
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	5,865	6,180,537

		23,211,609
County/City/Special District/School District — 38.4%
Bristol Township School District, GO, 5.00%, 6/01/40	775	838,752
Chambersburg Area School District, GO:
5.25%, 9/01/15 (b)	640	675,123
5.25%, 3/01/27	1,860	1,948,462
(NPFGC), 5.25%, 3/01/26	2,115	2,219,291
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,326,600
(AGC), 5.00%, 8/01/24	2,000	2,202,740
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	970	1,099,621
Commonwealth of Pennsylvania, GO, 5.00%, 6/15/26	2,420	2,883,091
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	400	422,584
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	440,896
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,309,180
East Stroudsburg Area School District, GO, Series A:
7.75%, 9/01/17 (b)	960	1,167,485
7.75%, 9/01/27	1,040	1,240,938
Erie County Conventional Center Authority, RB, 5.00%, 1/15/36	8,850	8,891,595
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,058,016
Marple Newtown School District, GO, (AGM), 5.00%, 6/01/31	3,500	3,934,980
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,708,709
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,762,100
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	3,300	3,611,256
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	755	799,960
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (c)	6,145	3,260,291
Pennsylvania (continued)
County/City/Special District/School District (concluded)
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	$1,880	$2,021,489
Corry Area School District, CAB, 0.00%, 12/15/22 (c)	1,640	1,259,897
Corry Area School District, CAB, 0.00%, 12/15/23 (c)	1,980	1,449,499
Corry Area School District, CAB, 0.00%, 12/15/24 (c)	1,980	1,384,990
Corry Area School District, CAB, 0.00%, 12/15/25 (c)	1,770	1,181,387
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,065	1,116,141
School District Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	1,500	1,615,965
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,120	5,648,128
Township of Falls Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,150,036

		69,629,202
Education — 6.9%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 8/15/26	100	109,526
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,608,225
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,195	1,204,488
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	2,968,295
La Salle University, 5.00%, 5/01/37	985	1,033,098
La Salle University, 5.00%, 5/01/42	1,600	1,675,856
State System of Higher Education, Series AL, 5.00%, 6/15/35	280	306,404
Thomas Jefferson University, 4.00%, 3/01/37	375	368,392
Widener University, Series A, 5.25%, 7/15/33	1,360	1,450,998
Widener University, Series A, 5.50%, 7/15/38	340	364,568
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	927,857
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	385	396,146
5.00%, 7/01/45	200	203,446

		12,617,299
Health — 16.7%
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,503,720
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	765	819,185
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,020	2,400,810
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	539,850
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,373,483

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	$490	$514,422
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	55	54,538
Series A-1, 6.25%, 11/15/29	235	264,732
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	690	735,809
5.00%, 11/15/28	445	472,056
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	420	442,579
5.75%, 5/01/35	745	794,476
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,600	7,552,272
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (d)	2,390	2,793,097
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	1,840	1,985,121

		30,246,150
Housing — 7.2%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	1,915	1,865,172
3.70%, 10/01/42	3,345	3,171,863
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 092-A, AMT, 4.75%, 4/01/31	595	597,213
Series 096-A, AMT, 4.70%, 10/01/37	2,730	2,771,168
Series 099-A, AMT, 5.15%, 4/01/38	855	901,991
Series 110-B, 4.75%, 10/01/39	655	681,521
Philadelphia Housing Authority, RB, Capital Fund Program, Series A (AGM), 5.50%, 12/01/18	3,000	3,039,390

		13,028,318
State — 6.0%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,171,980
5.00%, 4/01/26	1,140	1,336,342
5.00%, 6/01/28	2,300	2,651,141
5.00%, 6/15/29	1,000	1,168,830
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	600	625,452
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	3,600	3,985,020

		10,938,765
Transportation — 16.7%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	2,500	2,642,975
AMT (AGM), 5.00%, 6/15/37	5,595	5,708,579
Delaware River Port Authority, RB:
5.00%, 1/01/37	1,970	2,153,978
Series D (AGM), 5.00%, 1/01/40	1,560	1,657,094
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	4,100	965,386
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	1,100	318,714
Series A (AMBAC), 5.25%, 12/01/32	350	354,851
Pennsylvania (concluded)
Transportation (concluded)
Series A (AMBAC), 5.50%, 12/01/31	$7,800	$7,914,582
Sub-Series A, 6.00%, 12/01/41	700	762,825
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,839,955
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,570	1,723,954
5.00%, 6/01/29	2,080	2,274,688

		30,317,581
Utilities — 11.3%
Allegheny County Sanitary Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,233,800
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,310,197
9th Series, 5.25%, 8/01/40	1,430	1,600,470
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	700	748,230
Series C (AGM), 5.00%, 8/01/40	3,000	3,208,140
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	1,215	1,338,225
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	150	163,523
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	350	390,096
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,549,249
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 12/01/27	2,680	2,930,982

		20,472,912
Total Municipal Bonds in Pennsylvania		210,461,836

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	805	880,968
Total Municipal Bonds — 116.5%		211,342,804

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Pennsylvania — 38.4%
Education — 9.1%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	8,845	9,272,116
University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	4,270	4,808,020
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,509,022

		16,589,158

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	41

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania (continued)
Health — 9.9%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	$2,500	$2,708,000
Series A, 5.25%, 6/01/39	3,128	3,378,434
Series A-1, 5.13%, 6/01/41	6,272	6,759,357
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	5,027,443

		17,873,234
Housing — 1.7%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	3,000	3,011,820
State — 17.7%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	5,203	5,938,561
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	10,000	11,069,500
State Public School Building Authority, Refunding RB, School Distric of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	14,026	15,110,549

		32,118,610
Pennsylvania (concluded)
State (concluded)
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.4%		$69,592,822
Total Long-Term Investments (Cost — $265,617,397) — 154.9%		280,935,626

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (f)(g)	1,714,474	1,714,474
Total Short-Term Securities (Cost — $1,714,474) — 0.9%		1,714,474
Total Investments (Cost — $267,331,871) — 155.8%		282,650,100
Other Assets Less Liabilities — 1.1%		2,181,430
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.4)%		(37,072,914)
VRDP Shares, at Liquidation Value — (36.5)%		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$181,458,616

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF Pennsylvania Municipal Money Fund	3,198,164	(1,483,690)	1,714,474	—

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(92)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$11,464,063	$12,698
(25)	U.S. Treasury Long Bond	Chicago Board of Trade	September 2014	3,435,156	(53,941)
Total					$(41,243)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$280,935,626	—	$280,935,626
Short-Term Securities	$1,714,474	—	—	1,714,474

Total	$1,714,474$	280,935,626	—	$282,650,100

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$12,698	—	—	$12,698
Liabilities:
Interest rate contracts	(53,941)	—	—	(53,941)

Total	$(41,243)	—	—	$(41,243)

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$56,238	—	—	$56,238
Cash pledged for financial futures contracts	175,000	—	—	175,000
Liabilities:
TOB trust certificates	—	$(37,066,212)	—	(37,066,212)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	$231,238	$(103,366,212)	$—	$(103,134,974)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	43

Statements of Assets and Liabilities

July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$969,586,764	$535,000,926	$198,277,903	$438,299,660	$217,628,652	$280,935,626
Investments at value — affiliated[2]	2,207,320	4,710,150	2,565,273	3,889,640	2,535,160	1,714,474
Cash	—	—	—	—	—	56,238
Cash pledged for financial futures contracts	562,000	280,000	108,000	210,000	158,000	175,000
Interest receivable	13,573,992	4,391,626	2,183,798	5,137,891	1,596,070	2,770,257
Investments sold receivable	15,911,035	—	15,369	—	—	—
Variation margin receivable on financial futures contracts	19,264	9,608	3,703	6,562	3,984	6,656
Deferred offering costs	72,363	328,428	19,490	256,667	220,881	200,136
Prepaid expenses	34,892	27,319	25,125	27,100	24,841	25,805

Total assets	1,001,967,630	544,748,057	203,198,661	447,827,520	222,167,588	285,884,192

Accrued Liabilities
Income dividends payable — Common Shares	2,931,678	1,576,638	601,596	1,313,921	658,239	851,328
Investments purchased payable	7,041,758	—	—	—	—	—
Investment advisory fees payable	464,120	239,816	85,740	189,037	93,545	120,716
Officer’s and Directors’ fees payable	244,501	4,396	1,652	3,644	1,808	2,426
Interest expense and fees payable	29,986	6,382	5,208	5,163	3,159	6,702
Other accrued expenses payable	147,462	96,769	73,770	85,469	75,899	78,192

Total accrued liabilities	10,859,505	1,924,001	767,966	1,597,234	832,650	1,059,364

Other Liabilities
TOB trust certificates	88,271,444	34,699,311	20,283,757	23,487,000	18,044,269	37,066,212
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—	—

Total other liabilities	342,271,444	207,399,311	76,783,757	168,087,000	82,444,269	103,366,212

Total liabilities	353,130,949	209,323,312	77,551,723	169,684,234	83,276,919	104,425,576

Net Assets Applicable to Common Shareholders	$648,836,681	$335,424,745	$125,646,938	$278,143,286	$138,890,669	$181,458,616

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$586,006,297	$299,214,869	$118,012,879	$261,336,487	$125,356,076	$170,185,735
Undistributed net investment income	7,238,325	4,839,680	1,975,590	2,374,959	2,375,083	1,741,993
Accumulated net realized loss	(13,527,213)	(5,069,979)	(11,763,890)	(10,871,747)	(3,023,958)	(5,746,098)
Net unrealized appreciation/depreciation	69,119,272	36,440,175	17,422,359	25,303,587	14,183,468	15,276,986

Net Assets Applicable to Common Shareholders	$648,836,681	$335,424,745	$125,646,938	$278,143,286	$138,890,669	$181,458,616

Net asset value per Common Share	$15.82	$15.74	$14.83	$15.24	$15.61	$15.77

[1] Investments at cost — unaffiliated	$900,566,455	$498,648,550	$180,889,379	$413,056,033	$203,481,588	$265,617,397
[2] Investments at cost — affiliated	$2,207,320	$4,710,150	$2,565,273	$3,889,640	$2,535,160	$1,714,474
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663
Par value $0.10 per share	2,540	1,727	—	1,446	644	—
[4] Preferred Shares authorized	18,140	9,847	1,000,565	8,046	3,584	1,000,663
[5] Common Shares outstanding	41,002,483	21,305,921	8,473,184	18,248,909	8,895,127	11,504,433
[6] Par value per Common Share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2014

Statements of Operations

Year Ended July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$43,002,249	$23,416,752	$9,173,892	$19,701,379	$9,759,312	$12,553,244
Income — affiliated	206	2	683	2	7	—

Total income	43,002,455	23,416,754	9,174,575	19,701,381	9,759,319	12,553,244

Expenses
Investment advisory	5,561,196	2,895,790	984,600	2,164,356	1,069,246	1,392,968
Liquidity fees	—	816,395	—	—	304,435	—
Accounting services	127,235	78,342	34,517	63,666	36,811	45,347
Professional	107,943	87,761	52,821	66,843	60,973	57,556
Officer and Directors	81,591	30,781	11,069	25,297	12,383	16,355
Custodian	42,695	27,314	13,278	23,869	12,929	16,201
Transfer agent	40,181	31,622	22,761	31,458	23,071	28,829
Printing	15,773	11,421	7,920	10,467	8,134	8,638
Registration	13,720	8,967	8,978	8,962	9,054	8,966
Remarketing fees on Preferred Shares	—	127,562	—	—	47,568	—
Miscellaneous	86,523	65,238	59,339	59,374	61,956	59,666

Total expenses excluding interest expense, fees and amortization of offering costs	6,076,857	4,181,193	1,195,283	2,454,292	1,646,560	1,634,526
Interest expense, fees and amortization of offering costs[1]	3,611,786	1,035,187	794,875	1,606,798	427,185	927,307

Total expenses	9,688,643	5,216,380	1,990,158	4,061,090	2,073,745	2,561,833
Less fees waived by Manager	(333,001)	(204,612)	(932)	(106)	(2,408)	(106)

Total expenses after fees waived	9,355,642	5,011,768	1,989,226	4,060,984	2,071,337	2,561,727

Net investment income	33,646,813	18,404,986	7,185,349	15,640,397	7,687,982	9,991,517

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(4,185,803)	(3,483,900)	(4,220,643)	(5,935,201)	(1,698,932)	(1,581,394)
Financial futures contracts	(1,028,070)	(515,507)	(173,905)	(311,437)	(215,085)	(702,026)

	(5,213,873)	(3,999,407)	(4,394,548)	(6,246,638)	(1,914,017)	(2,283,420)

Net change in unrealized appreciation/depreciation on:
Investments	60,215,989	30,793,386	14,754,036	26,719,701	13,935,458	16,150,572
Financial futures contracts	98,963	87,799	33,835	59,960	36,404	(41,243)

	60,314,952	30,881,185	14,787,871	26,779,661	13,971,862	16,109,329

Net realized and unrealized gain	55,101,079	26,881,778	10,393,323	20,533,023	12,057,845	13,825,909

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$88,747,892	$45,286,764	$17,578,672	$36,173,420	$19,745,827	$23,817,426

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$33,646,813	$35,078,128	$18,404,986	$18,297,716
Net realized gain (loss)	(5,213,873)	4,123,267	(3,999,407)	640,240
Net change in unrealized appreciation/depreciation	60,314,952	(78,639,908)	30,881,185	(43,197,563)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	88,747,892	(39,438,513)	45,286,764	(24,259,607)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(35,180,130)	(38,222,539)	(18,919,661)	(18,910,036)
Net realized gain	—	—	(107,719)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(35,180,130)	(38,222,539)	(19,027,380)	(18,910,036)

Capital Share Transactions
Reinvestment of common dividends	—	1,852,754	—	497,797

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	53,567,762	(75,808,298)	26,259,384	(42,671,846)
Beginning of year	595,268,919	671,077,217	309,165,361	351,837,207

End of year	$648,836,681	$595,268,919	$335,424,745	$309,165,361

Undistributed net investment income, end of year	$7,238,325	$8,922,327	$4,839,680	$5,341,924

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$7,185,349	$7,093,951	$15,640,397	$16,382,871
Net realized gain (loss)	(4,394,548)	563,514	(6,246,638)	630,209
Net change in unrealized appreciation/depreciation	14,787,871	(18,405,631)	26,779,661	(37,218,376)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	17,578,672	(10,748,166)	36,173,420	(20,205,296)

Dividends to Common Shareholders From[1]
Net investment income	(7,219,153)	(7,217,546)	(16,371,077)	(16,743,706)

Capital Share Transactions
Reinvestment of common dividends	—	93,174	—	485,894

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	10,359,519	(17,872,538)	19,802,343	(36,463,108)
Beginning of year	115,287,419	133,159,957	258,340,943	294,804,051

End of year	$125,646,938	$115,287,419	$278,143,286	$258,340,943

Undistributed net investment income, end of year	$1,975,590	$1,964,734	$2,374,959	$3,122,486

[1] Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	47

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$7,687,982	$7,643,570	$9,991,517	$10,296,569
Net realized loss	(1,914,017)	(311,747)	(2,283,420)	141,354
Net change in unrealized appreciation/depreciation	13,971,862	(17,628,493)	16,109,329	(22,994,319)
Distributions to VRDP Shareholders from net realized gain	—	(5,857)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	19,745,827	(10,302,527)	23,817,426	(12,556,396)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(7,898,872)	(7,777,215)	(10,215,936)	(10,214,489)
Net realized gain	(38,170)	(254,189)	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(7,937,042)	(8,031,404)	(10,215,936)	(10,214,489)

Capital Share Transactions
Reinvestment of common dividends	—	473,838	—	65,526

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,808,785	(17,860,093)	13,601,490	(22,705,359)
Beginning of year	127,081,884	144,941,977	167,857,126	190,562,485

End of year	$138,890,669	$127,081,884	$181,458,616	$167,857,126

Undistributed net investment income, end of year	$2,375,083	$2,577,866	$1,741,993	$2,030,860

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2014

Statements of Cash Flows

Year Ended July 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$88,747,892	$45,286,764	$17,578,672	$36,173,420	$19,745,827	$23,817,426
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	713,493	382,322	69,267	(381,497)	242,149	377,705
Increase in variation margin receivable on financial futures contracts	(19,264)	(9,608)	(3,703)	(6,562)	(3,984)	(6,656)
(Increase) decrease in prepaid expenses	30,450	(21,719)	(22,929)	(22,371)	(22,604)	(22,719)
Increase in cash pledged for financial futures contracts	(562,000)	(280,000)	(108,000)	(210,000)	(158,000)	(175,000)
Increase (decrease) in investment advisory fees payable	(24,683)	14,669	(2,490)	560	2,867	(2,711)
Decrease in interest expense and fees payable	(54,562)	(7,797)	(7,154)	(4,578)	(4,092)	(11,909)
Increase (decrease) in other accrued expenses payable	(21,581)	(139,583)	11,709	(24,973)	(32,359)	7,147
Increase (decrease) in Officer’s and Directors’ fees payable	48,447	243	(343)	61	(187)	(183)
Net realized loss on investments	4,185,803	3,483,900	4,220,643	5,935,201	1,698,932	1,581,394
Net unrealized gain on investments	(60,215,989)	(30,793,386)	(14,754,036)	(26,719,701)	(13,935,458)	(16,150,572)
Amortization of premium and accretion of discount on investments	5,030,074	(226,909)	635,505	1,035,659	(407,456)	385,407
Proceeds from sales of long-term investments	332,365,869	84,625,364	70,450,844	83,303,472	38,486,565	58,717,883
Purchases of long-term investments	(249,389,378)	(82,216,323)	(66,568,867)	(67,826,440)	(36,406,441)	(43,785,766)
Net proceeds from sales (purchases) of short-term securities	(1,705,357)	2,460,620	7,901,962	(3,409,973)	1,229,532	1,483,690

Net cash provided by operating activities	119,129,214	22,558,557	19,401,080	27,842,278	10,435,291	26,215,136

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	—	—	95,000	—	4,701,559
Repayments of TOB trust certificates	(84,044,488)	(3,531,804)	(12,228,010)	(11,483,787)	(2,500,724)	(20,645,249)
Cash dividends paid to Common Shareholders	(35,180,130)	(19,027,380)	(7,219,153)	(16,453,198)	(7,937,042)	(10,215,936)
Decrease in bank overdraft	(12,651)	(8,444)	(4,529)	(7,264)	(4,566)	(5,337)
Amortization of deferred offering costs	108,055	9,071	50,612	6,971	7,041	6,065

Net cash used for financing activities	(119,129,214)	(22,558,557)	(19,401,080)	(27,842,278)	(10,435,291)	(26,158,898)

Cash
Net increase in cash	—	—	—	—	—	56,238
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	—	—	—	—	—	$56,238

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$3,558,293	$1,033,913	$751,417	$1,604,405	$424,236	$933,151

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	49

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.52	$16.41	$14.27		$14.55		$13.21

Net investment income[1]	0.82	0.86	0.95		0.97		0.92
Net realized and unrealized gain (loss)	1.34	(1.82)	2.13		(0.33)		1.24
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)

Net increase (decrease) from investment operations	2.16	(0.96)	3.07		0.62		2.13

Dividends to Common Shareholders from net investment income[2]	(0.86)	(0.93)	(0.93)		(0.90)		(0.79)

Net asset value, end of year	$15.82	$14.52	$16.41		$14.27		$14.55

Market price, end of year	$14.04	$13.31	$16.36		$13.15		$14.04

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.94%	(6.16)%	22.26%		4.88%		16.96%

Based on market price	12.25%	(13.71)%	32.27%		0.16%		22.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.57%	1.64%	1.48%	[4]	1.38%	[4]	1.23%	[4]

Total expenses after fees waived	1.51%	1.56%	1.39%	[4]	1.25%	[4]	1.12%	[4]

Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.93%	0.92%	1.01%	[4,6]	1.02%	[4]	0.98%	[4]

Net investment income	5.44%	5.27%	6.14%	[4]	6.93%	[4]	6.52%	[4]

Dividends to AMPS shareholders	—	—	0.06%		0.16%		0.18%

Net investment income to Common Shareholders	5.44%	5.27%	6.08%		6.77%		6.34%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$648,837	$595,269	$671,077		$583,400		$594,734

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$254,000		$254,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000		—		—

Portfolio turnover rate	25%	34%	46%		24%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$82,421		$83,538

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$355,448	$334,358	$364,204		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.51	$16.54	$14.73	$15.19	$14.40

Net investment income[1]	0.86	0.86	0.83	0.93	1.00
Net realized and unrealized gain (loss)	1.27	(2.00)	1.87	(0.47)	0.67
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—	—	(0.03)	(0.03)
Net realized gain	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	2.13	(1.14)	2.70	0.43	1.64

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.89)	(0.89)	(0.89)	(0.84)
Net realized gain	(0.01)	—	—	—	(0.01)

Total dividends and distributions to Common Shareholders	(0.90)	(0.89)	(0.89)	(0.89)	(0.85)

Net asset value, end of year	$15.74	$14.51	$16.54	$14.73	$15.19

Market price, end of year	$14.11	$13.30	$16.05	$13.74	$15.05

Total Return Applicable to Common Shareholders[4]
Based on net asset value	15.79%	(7.19)%	18.96%	3.28%	11.95%

Based on market price	13.24%	(12.33)%	23.76%	(2.77)%	19.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	1.61%	1.81%	1.21% [5]	1.13% [5]

Total expenses after fees waived	1.57%	1.58%	1.78%	1.17% [5]	1.08% [5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.25% [7]	1.33% [7]	1.43% [7]	1.11% [5]	1.05% [5]

Net investment income	5.78%	5.28%	5.28%	6.36% [5]	6.71% [5]

Dividends to AMPS shareholders	—	—	—	0.21%	0.22%

Net investment income to Common Shareholders	5.78%	5.28%	5.28%	6.15%	6.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$335,425	$309,165	$351,837	$313,084	$322,681

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—	$172,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$172,700	$172,700	$172,700	$172,700	—

Portfolio turnover rate	16%	10%	17%	12%	13%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—	$71,713

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,224	$279,019	$303,727	$281,288	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%, 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	51

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.61	$15.73	$13.40		$13.87		$12.83

Net investment income[1]	0.85	0.84	0.87		0.91		0.92
Net realized and unrealized gain (loss)	1.22	(2.11)	2.32		(0.49)		0.98
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.04)		(0.04)

Net increase (decrease) from investment operations	2.07	(1.27)	3.18		0.38		1.86

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.85)	(0.85)		(0.85)		(0.82)

Net asset value, end of year	$14.83	$13.61	$15.73		$13.40		$13.87

Market price, end of year	$13.26	$12.20	$15.47		$12.39		$14.28

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.40%	(8.41)%	24.51%		3.20%		14.99%

Based on market price	16.10%	(16.52)%	32.43%		(7.32)%		28.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	1.72%	1.58%	[4]	1.23%	[4]	1.19%	[4]

Total expenses after fees waived	1.67%	1.72%	1.58%	[4]	1.23%	[4]	1.19%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.00%	1.08%	[4,6]	1.11%	[4]	1.09%	[4]

Net investment income	6.04%	5.36%	5.94%	[4]	6.91%	[4]	6.80%	[4]

Dividends to AMPS shareholders	—	—	0.08%		0.28%		0.29%

Net investment income to Common Shareholders	6.04%	5.36%	5.86%		6.63%		6.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$125,647	$115,287	$133,160		$113,423		$117,341

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$56,525		$56,525

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$56,500	$56,500	$56,500		—		—

Portfolio turnover rate	32%	51%	43%		29%		38%

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$75,165		$76,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$322,384	$304,049	$335,681		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.16	$16.18	$14.63		$14.92		$13.93

Net investment income[1]	0.86	0.90	0.87		0.93		0.98
Net realized and unrealized gain (loss)	1.12	(2.00)	1.61		(0.26)		0.94
Dividends to AMPS shareholders from net investment income	—	—	—		(0.04)		(0.05)

Net increase (decrease) from investment operations	1.98	(1.10)	2.48		0.63		1.87

Dividends to Common Shareholders from net investment income[2]	(0.90)	(0.92)	(0.93)		(0.92)		(0.88)

Net asset value, end of year	$15.24	$14.16	$16.18		$14.63		$14.92

Market price, end of year	$13.47	$12.57	$16.05		$13.39		$14.55

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.24%	(7.09)%	17.60%		4.78%		14.31%

Based on market price	14.74%	(16.86)%	27.46%		(1.67)%		26.76%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	1.50%	1.72%		1.37%	[4]	1.07%	[4]

Total expenses after fees waived	1.54%	1.50%	1.72%		1.36%	[4]	1.07%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.93%	0.89%	1.38%	[6]	1.23%	[4]	1.03%	[4]

Net investment income	5.94%	5.62%	5.65%		6.48%	[4]	6.72%	[4]

Dividends to AMPS shareholders	—	—	—		0.25%		0.31%

Net investment income to Common Shareholders	5.94%	5.62%	5.65%		6.23%		6.41%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$278,143	$258,341	$294,804		$266,326		$271,609

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$144,650

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$144,600	$144,600	$144,600		$144,600		—

Portfolio turnover rate	16%	17%	19%		16%		15%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$71,945

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$292,354	$278,659	$303,876		$284,181		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	53

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.29	$16.35	$14.53		$15.00		$14.07

Net investment income[1]	0.86	0.86	0.82		0.91		0.98
Net realized and unrealized gain (loss)	1.35	(2.01)	1.89		(0.48)		0.94
Distributions to VRDP Shareholders from net realized gain	—	(0.00)[2]	—		—		—
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—	—		(0.04)		(0.04)
Net realized gain	—	—	—		—		(0.01)

Net increase (decrease) from investment operations	2.21	(1.15)	2.71		0.39		1.87

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.88)	(0.89)		(0.86)		(0.84)
Net realized gain	(0.00)[2]	(0.03)	—		—		(0.10)

Total dividends and distributions to Common Shareholders	(0.89)	(0.91)	(0.89)		(0.86)		(0.94)

Net asset value, end of year	$15.61	$14.29	$16.35		$14.53		$15.00

Market price, end of year	$14.15	$13.27	$16.31		$13.16		$14.92

Total Return Applicable to Common Shareholders4
Based on net asset value	16.64%	(7.41)%	19.32%		3.10%		13.90%

Based on market price	13.85%	(13.81)%	31.42%		(6.12)%		24.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	1.54%	1.71%	[5]	1.13%	[5]	1.06% [5]

Total expenses after fees waived	1.58%	1.53%	1.70%	[5]	1.12%	[5]	1.05% [5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.25% [7]	1.29% [7]	1.38%	[5,7]	1.08%	[5]	1.02% [5]

Net investment income	5.86%	5.34%	5.31%	[5]	6.32%	[5]	6.64% [5]

Dividends to AMPS shareholders	—	—	—		0.31%		0.29%

Net investment income to Common Shareholders	5.86%	5.34%	5.31%		6.01%		6.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$138,891	$127,082	$144,942		$128,481		$132,281

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$64,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$64,400	$64,400	$64,400		$64,400		—

Portfolio turnover rate	17%	11%	21%		12%		12%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$76,294

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$315,669	$297,332	$325,065		$299,505		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%, 0.93% and 0.99%, respectively.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.59	$16.57	$14.97		$15.38		$14.28

Net investment income[1]	0.87	0.90	0.85		0.92		0.92
Net realized and unrealized gain (loss)	1.20	(1.99)	1.66		(0.38)		1.02
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	2.07	(1.09)	2.51		0.51		1.91

Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)	(0.91)		(0.92)		(0.81)

Net asset value, end of year	$15.77	$14.59	$16.57		$14.97		$15.38

Market price, end of year	$13.89	$13.07	$15.98		$13.94		$15.26

Total Return Applicable to Common Shareholders[3]
Based on net asset value	15.39%	(6.78)%	17.34%		3.84%		14.18%

Based on market price	13.45%	(13.42)%	21.53%		(2.55)%		25.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.53%	1.65%		1.37%	[4]	1.15%	[4]

Total expenses after fees waived	1.48%	1.53%	1.65%		1.36%	[4]	1.15%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.95%	0.94%	1.28%	[6]	1.14%	[4]	1.00%	[4]

Net investment income	5.79%	5.46%	5.38%		6.24%	[4]	6.17%	[4]

Dividends to AMPS Shareholders	—	—	—		0.18%		0.22%

Net investment income to Common Shareholders	5.79%	5.46%	5.38%		6.06%		5.95%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$181,459	$167,857	$190,562		$171,938		$176,530

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$66,350

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$66,300	$66,300	$66,300		$66,300		—

Portfolio turnover rate	16%	8%	23%		11%		6%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$91,517

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$373,693	$353,178	$387,425		$359,333		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	55

Notes to Financial Statements

1. Organization:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as Massachusetts business trusts. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

56	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a

ANNUAL REPORT	JULY 31, 2014	57

Notes to Financial Statements (continued)

Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Funds will typically enter into a reimbursement agreement with the Liquidity Provider where the Funds is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at July 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUC	$188,572,615	$88,271,444	0.06% - 0.14%
MUJ	$64,495,036	$34,699,311	0.06% - 0.13%
MFT	$38,663,211	$20,283,757	0.06% - 0.31%
MIY	$47,808,301	$23,487,000	0.04% - 0.21%
MJI	$32,819,914	$18,044,269	0.06% - 0.13%
MPA	$69,592,822	$37,066,212	0.07% - 0.18%

For the year ended July 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$138,395,091	0.58%
MUJ	$35,118,477	0.66%
MFT	$21,403,900	0.68%
MIY	$24,835,072	0.55%
MJI	$18,253,985	0.69%
MPA	$39,661,319	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

58	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
		MUC		MUJ		MFT
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$98,963	—	$87,799	—	$33,835	—

		MIY		MJI		MPA
		Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$59,960	—	$36,404	—	$12,698	$(53,941)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2014
	Net Realized Loss From			Net Change in Unrealized Appreciation/Depreciation on
	MUC	MUJ	MFT	MUC	MUJ	MFT
Interest rate contracts:
Financial futures contracts	$(1,028,070)	$(515,507)	$(173,905)	$98,963	$87,799	$33,835

	MIY	MJI	MPA	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$(311,437)	$(215,085)	$(702,026)	$59,960	$36,404	$(41,243)

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average number of contracts sold	453	156	93	104	66	158
Average notional value of contracts sold	$56,777,832	$19,527,441	$11,633,230	$12,978,262	$8,281,895	$19,754,957

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MUC	MUJ	MFT	MIY	MJI	MPA
Investment advisory fee	0.55%	0.55%	0.50%	0.50%	0.50%	0.50%

ANNUAL REPORT	JULY 31, 2014	59

Notes to Financial Statements (continued)

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the amounts waived were:

	MUC	MUJ	MFT	MIY	MJI	MPA
Amounts waived	$3,985	$5,345	$932	$106	$2,408	$106

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2014, the waivers were:

MUC	$329,016
MUJ	$199,267

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	MUC	MFT
Purchases	$1,567,211	—
Sales	—	$1,906,715

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014 were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Purchases	$250,452,318	$82,216,323	$61,410,971	$67,826,440	$36,406,441	$43,785,766
Sales	$337,974,257	$84,625,364	$68,792,391	$81,674,466	$38,486,565	$58,305,350

7. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the reclassification of distributions and distributions received from a regulated investment company were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MJI	MPA
Paid-in capital	$(112,615)	$(12,171)	$(51,627)	$(9,567)	$(8,196)	$(7,257)
Undistributed net investment income	$(150,685)	$12,431	$44,660	$(16,847)	$8,107	$(64,448)
Accumulated net realized loss	$263,300	$(260)	$6,967	$26,414	$89	$71,705

60	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		MUC	MUJ	MFT	MIY	MJI	MPA
Tax-exempt income[1]	7/31/14	$37,867,090	$19,712,925	$7,817,944	$17,810,213	$8,194,726	$10,885,337
	7/31/13	41,098,361	19,503,101	7,857,658	18,306,103	7,934,464	10,932,517
Ordinary income[2]	7/31/14	4,953	—	—	21,887	39,156	101
	7/31/13	1,849	—	—	3,619	121,948	—
Long-term capital gains[3]	7/31/14	—	110,815	—	—	—	—
	7/31/13	—	—	—	—	203,299	—

Total	7/31/14	$37,872,043	$19,823,740	$7,817,944	$17,832,100	$8,233,882	$10,885,438

	7/31/13	$41,100,210	$19,503,101	$7,857,658	$18,309,722	$8,259,711	$10,932,517

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest-related dividends and qualified short-term capital dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2014, as a capital gain dividend.

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Undistributed tax-exempt income	$7,328,987	$4,069,637	$1,876,211	$2,312,339	$2,028,350	$1,416,369
Undistributed ordinary income	175	2,989	215	—	2,047	2,914
Capital loss carryforwards	(13,209,170)	(3,805,742)	(10,745,672)	(9,953,666)	(2,198,376)	(3,459,717)
Net unrealized gains (losses)[4]	68,710,392	36,048,146	17,126,318	24,530,062	13,792,616	14,162,566
Qualified late-year losses[5]	—	(105,154)	(623,013)	(81,936)	(90,044)	(849,251)

Total	$62,830,384	$36,209,876	$7,634,059	$16,806,799	$13,534,593	$11,272,881

[4]    The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

[5]    The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:
Expires July 31,	MUC	MUJ	MFT	MIY	MJI	MPA
2016	—			$1,401,889	—	—
2017	$6,504,940			2,031,132	—	$1,066,968
2018	—		$4,616,682	—	—	893,908
2019	—		—	—	—	50,303
No expiration[6]	6,704,230	$3,805,742	6,128,990	6,520,645	$2,198,376	1,448,538

Total	$13,209,170	$3,805,742	$10,745,672	$9,953,666	$2,198,376	$3,459,717

[6] Must be utilized prior to losses subject to expiration. As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:
	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$814,552,102	$468,963,618	$163,431,449	$393,508,995	$188,326,894	$231,005,973

Gross unrealized appreciation	$69,052,605	$37,325,099	$17,313,877	$26,636,935	$14,490,688	$15,691,674
Gross unrealized depreciation	(82,067)	(1,276,952)	(185,907)	(1,443,630)	(698,039)	(1,113,759)

Net unrealized appreciation	$68,970,538	$36,048,147	$17,127,970	$25,193,305	$13,792,649	$14,577,915

8. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI, and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall

ANNUAL REPORT	JULY 31, 2014	61

Notes to Financial Statements (continued)

market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, MUC and MPA invested a significant portion of their assets in securities in the county/city/special district/school district sector. MIY and MJI invested a significant portion of their assets in securities in the education sector. MUJ invested a significant portion of their assets in securities in the state sector. MUJ, MFT and MJI invested a significant portion of their assets in securities in the transportation sector. MUC and MFT also invested a significant portion of their assets in securities in the utilities sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended	MUC	MUJ	MFT	MIY	MJI	MPA
July 31, 2014	—	—	—	—	—	—
July 31, 2013	111,790	29,853	5,789	29,750	28,723	3,912

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

62	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	663	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ, MIY, MJI and MPA and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MJI	MPA
Expiration date	4/19/17	7/09/15	4/19/17	7/09/15

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend

ANNUAL REPORT	JULY 31, 2014	63

Notes to Financial Statements (continued)

rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

MUJ and MJI incur remarketing fees of 0.01% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the year ended July 31, 2014 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2014 were as follows:

	MUJ	MIY	MJI	MPA
Rate	0.46%	1.01%	0.46%	1.01%

On June 21, 2012, MIY and MPA commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

On April 17, 2014, MUJ and MJI commenced a three-year term ending April 19, 2017 with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015 for MIY and MPA and April 19, 2017 for MUJ and MJI the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2014.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share , in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	12/31/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for VMTP Shares of MFT was extended to December 31, 2015 in June 2014. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

64	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (concluded)

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended July 31, 2014 were as follows:

	MUC	MFT
Rate	1.06%	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 2, 2014 to Common Shareholders of record on August 15, 2014 as follows:

Common Dividend Per Share
MUC	$0.0715
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0720
MJI	$0.0740
MPA	$0.0740

Additionally, the Funds declared a net investment income dividend on September 2, 2014 payable to Common Shareholders of record on September 15, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2014 to August 31, 2014 were as follows:

	Preferred Shares	Series	Dividends Declared
MUC	VMTP Shares	W-7	$226,930
MUJ	VRDP Shares	W-7	$136,693
MFT	VMTP Shares	W-7	$50,478
MIY	VRDP Shares	W-7	$303,282
MJI	VRDP Shares	W-7	$50,973
MPA	VRDP Shares	W-7	$56,419

ANNUAL REPORT	JULY 31, 2014	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings California Quality Fund, Inc.,

BlackRock MuniHoldings New Jersey Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund, Inc., and

BlackRock MuniYield New Jersey Quality Fund, Inc.

and to the Shareholders and Board of Trustees of

BlackRock MuniYield Investment Quality Fund and

BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2014, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund as of July 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 24, 2014

66	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT, MIY and MJI, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 Funds are ranked by Lipper in quartiles, ranging from first to

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2014	67

Disclosure of Investment Advisory Agreements (continued)

fourth, where first is the most desirable quartile position and fourth is the least desirable. and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the

Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

68	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

The Board of each of MUC and MIY noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the second quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUC and MIY in that it measures a blend of total return and yield.

The Board of MJI noted that for the one-, three- and five-year periods reported, MJI ranked in the first, third and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MJI in that it measures a blend of total return and yield. The Board of MJI and BlackRock reviewed and discussed the reasons for MJI’s underperformance during the three-year period and noted that they will monitor MJI’s performance.

The Board of MUJ noted that for the one-, three- and five-year periods reported, MUJ ranked in the first, third and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUJ in that it measures a blend of total return and yield. MUJ’s Board also noted the Fund’s improved performance during the one-year period. The Board of MUJ’s and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. MUJ’s Board was informed that, among other things, the most significant factor impacting the Fund’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. The single largest issue confronting the Fund was the dearth of New Jersey specific municipal bonds, especially diversified new issuance. In the performance periods under discussion, this prevented a more aggressive posture from being implemented, but more importantly, this inhibited the Fund from increasing its respective leverage to use to enhance the Fund’s yield. When compared to other states represented in the Customized Lipper Peer Group Composite, New Jersey has a relatively smaller amount of issuers eligible to use for leveraging.

The Board of MFT noted that for the one-, three- and five-year periods reported, MFT ranked in the fourth, third and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MFT in that it measures a blend of total return and yield. The Board of MFT and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. MFT’s Board was informed that, among other things, the most significant factor impacting the Fund’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. Impacting performance during the one-year period was the Fund’s large leverage and duration position compared to its peers, given the rising rate environment. Holdings in health care, transportation and higher quality university bonds also contributed to poor performance.

The Board of MPA noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the fourth quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MPA in that it measures a blend of total return and yield. The Board of MPA and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. MPA’s Board was informed that, among other things, Pennsylvania bond prices were under negative pressure in 2012. Security selection reflects a negative attribute due to the Fund’s higher quality bias during a period where investor appetite for yield drove demand for lower rated securities that resulted in tighter credit spreads. Further and significantly, during the summer and fall of 2013, the Fund sold all of its positions in Puerto Rican government-related debt as a result of the Fund management’s conviction that the Commonwealth’s challenges will only intensify. These positions were generally higher-yielding and resulted in realized losses, which impacted performance.

The Boards of MUJ, MFT and MPA BlackRock also discussed BlackRock’s strategy for improving each Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers in seeking to improve the Funds’ performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

ANNUAL REPORT	JULY 31, 2014	69

Disclosure of Investment Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of each of MUC, MIY, MJI and MPA noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of MUJ noted that MUJ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of MFT noted that MFT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	ANNUAL REPORT	JULY 31, 2014

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT, MIY and MJI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2014	71

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

72	ANNUAL REPORT	JULY 31, 2014

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Officer and Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

4  Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; and Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly BlackRock Band Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios.	None

[5]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	JULY 31, 2014	73

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013; Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer and Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[1] Boston, MA 02110 The Bank of New York Mellon[2] New York, NY 10286	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Citibank, N.A.[3] New York, NY 10179 Bank of America, N.A.[4] New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Remarketing Agents Citigroup Global Markets Inc.[3] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[4] New York, NY 10036

[1] For MPA. [2] For MUC, MUJ, MFT, MIY and MJI. [3] For MIY and MPA. [4] For MUJ and MJI.

74	ANNUAL REPORT	JULY 31, 2014

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

ANNUAL REPORT	JULY 31, 2014	75

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

76	ANNUAL REPORT	JULY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2014	77

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	35,313,878	1,261,791	0	35,428,251	1,147,418	0	35,517,694	1,057,975	0
MUJ	18,785,649	477,528	0	18,738,334	524,843	0	18,783,064	480,113	0
MFT	7,339,922	361,319	0	7,323,361	377,880	0	7,337,859	363,382	0
MJI	7,249,349	146,953	0	7,249,347	146,955	0	7,191,527	204,775	0
MPA	9,998,981	235,360	0	9,929,640	304,701	0	9,930,642	303,699	0
MIY	13,864,314	794,922	0	13,949,583	709,653	0	13,947,226	712,010	0

	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	35,381,576	1,194,093	0	35,187,502	1,388,167	0
MUJ	1,727	0	0	18,655,302	607,875	0	18,742,368	520,809	0
MFT	565	0	0	7,314,874	386,367	0	7,336,097	365,144	0
MJI	644	0	0	7,244,668	151,634	0	7,249,585	146,717	0
MPA	663	0	0	9,786,533	447,808	0	9,829,732	404,609	0
MIY	1,446	0	0	13,881,954	777,281	0	13,940,623	718,612	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	35,302,760	1,272,909	0	35,438,597	1,137,072	0	35,457,876	1,117,793	0
MUJ	18,750,984	512,193	0	18,707,373	555,804	0	18,696,501	566,676	0
MFT	7,337,859	363,382	0	7,300,453	400,788	0	7,324,722	376,519	0
MJI	7,249,349	146,953	0	7,249,349	146,953	0	7,191,527	204,775	0
MPA	9,930,425	303,916	0	9,878,156	356,185	0	9,944,440	289,901	0
MIY	13,874,671	784,565	0	13,942,572	716,663	0	13,723,460	935,776	0

	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	35,352,547	1,223,122	0
MUJ	1,727	0	0	18,706,671	556,506	0
MFT	565	0	0	7,337,783	363,458	0
MJI	644	0	0	7,245,140	151,162	0
MPA	663	0	0	9,947,624	286,717	0
MIY	1,446	0	0	13,891,992	767,244	0

¹	Voted on by holders of preferred shares only.

78	ANNUAL REPORT	JULY 31, 2014

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS6-7/14-AR

APRIL 30, 2014

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth — combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2014

Municipal Market Conditions

After a strong start to 2013, the municipal market was upturned as investors reacted to statements issued by the U.S. Federal Reserve in May and June relating to the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). The prospect of U.S. monetary policy tightening sooner than previously expected led to a sharp rise in interest rates and waning municipal bond performance. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through the remainder of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended April 30, 2014, net outflows were approximately $60 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility, particularly on the long-end of the curve resulted in a sharp curtailment of tax-exempt issuance in May of 2013 through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended April 30, 2014 remained relatively strong at $300 billion (but meaningfully lower than the $388 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2014
6 months: 4.24%
12 months: 0.46%

A Closer Look at Yields

From April 30, 2013 to April 30, 2014, muni yields increased by 65 basis points (“bps”) from 2.84% to 3.49% on AAA-rated 30-year municipal bonds, while increasing 61 bps from 1.69% to 2.30% on 10-year bonds and rising another 49 bps from 0.74% to 1.23% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 59 bps and the spread between 2- and 10-year maturities widened by 55 bps.

During the same time period, U.S. Treasury rates rose by 58 bps on 30-year and 98 bps on 10-year bonds, while moving up 100 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/ demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short-and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 15 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33  1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	5

Trust Summary as of April 30, 2014	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Trust returned (1.28)% based on market price and 0.41% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust benefited from income generated from coupon payments on its municipal bond holdings. Exposure to corporate and health care credits contributed positively to returns as these sectors were among the better performing during the period. Exposure to the transportation sector also had a positive impact. While the tobacco sector broadly underperformed the market, the Trust’s select tobacco holdings added to performance.

•

As interest rates moved sharply higher early in the period, the Trust’s long duration (high sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) Concentrated exposure on the long-end of the yield curve was detrimental as rates increased more in the long-end than in the short-end of the curve. The Trust’s exposure to local tax-backed issues also had a negative impact on returns. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2014 ($14.86)[1]	6.46%
Tax Equivalent Yield[2]	11.41%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of April 30, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2014

BlackRock Investment Quality Municipal Trust Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$14.86	$16.11	(7.76)%	$16.24	$12.72
Net Asset Value	$15.34	$16.35	(6.18)%	$16.41	$13.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	24%	27%
County/City/Special District/School District	15	20
Education	15	11
Transportation	14	12
Utilities	11	11
State	10	11
Corporate	8	4
Tobacco	2	2
Housing	1	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	6%	3%
AA/Aa	41	35
A	37	36
BBB/Baa	8	17
BB/Ba	2	2
B	1	—
Not Rated[2]	5	7

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $9,623,658, representing 2%, and $18,641,489, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	3
2016	5
2017	3
2018	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	7

Trust Summary as of April 30, 2014	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Trust returned (3.17)% based on market price and 0.28% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

During a period in which interest rates increased in earlier half and declined in the latter half, the additional income afforded by the Trust’s use of leverage, a persistently low cost of borrowing and the Trust’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Trust benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Trust’s concentrations in project finance, development district, tobacco, utilities and health care bonds also had a positive impact on results.

•

As interest rates moved sharply higher early in the period, the Trust’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Trust’s state and local tax-backed and transportation holdings generally produced slightly negative returns for the period. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2014 ($11.29)[1]	6.59%
Tax Equivalent Yield[2]	11.64%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of April 30, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2014

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$11.29	$12.50	(9.68)%	$12.55	$9.86
Net Asset Value	$12.02	$12.85	(6.46)%	$12.88	$10.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	22%	17%
Utilities	18	17
Transportation	16	16
State	16	7
Education	10	19
Corporate	7	4
County/City/Special District/School District	5	14
Housing	3	3
Tobacco	3	3

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	14%	21%
AA/Aa	48	48
A	19	17
BBB/Baa	8	7
BB/Ba	3	1
B	3	1
Not Rated[2]	5	5

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $1,092,462 and $1,277,033, each representing less than 1%, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	8
2016	12
2017	3
2018	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	9

Trust Summary as of April 30, 2014	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Trust returned 4.91% based on market price and 1.17% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (1.95)% based on market price and 0.41% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	The Trust benefited from income generated from coupon payments on its municipal bond holdings.

•

The largest detractor from performance was the Trust’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) However, the Trust is managed to a 2020 maturity date and therefore generally maintains a shorter maturity profile than its Lipper category competitors, which was an advantage to the Trust as rates increased more on the long end of the yield curve. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2014 ($16.61)[1]	4.50%
Tax Equivalent Yield[2]	7.95%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Economic Leverage as of April 30, 2014[4]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2014

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$16.61	$16.64	(0.18)%	$17.08	$15.46
Net Asset Value	$16.22	$16.85	(3.74)%	$16.87	$15.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	16%	16%
Utilities	16	15
State	15	14
Corporate	15	12
Health	12	14
County/City/Special District/School District	11	13
Education	7	5
Housing	5	5
Tobacco	3	6

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	9%	11%
AA/Aa	25	23
A	44	37
BBB/Baa	14	18
BB/Ba	1	1
Not Rated[2]	7	10

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $7,117,114, representing 2%, and $19,936,315, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	3
2016	11
2017	1
2018	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	11

Trust Summary as of April 30, 2014	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Trust returned (5.59)% based on market price and (0.72)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust began the period trading at neither a premium nor discount to NAV and moved to discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As interest rates moved sharply higher early in the period, the Trust’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Trust’s state and local tax-backed and transportation holdings generally produced negative returns for the period. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities during the period.

•

During a period in which interest rates increased in earlier half and declined in the latter half, the additional income afforded by the Trust’s use of leverage, a persistently low cost of borrowing and the Trust’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Trust benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Trust’s concentrations in utilities, tobacco, project finance and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2014 ($13.57)[1]	6.64%
Tax Equivalent Yield[2]	11.73%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	APRIL 30, 2014

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$13.57	$15.40	(11.88)%	$15.58	$11.95
Net Asset Value	$14.27	$15.40	(7.34)%	$15.44	$12.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	19%	22%
Health	18	19
Utilities	16	15
State	11	12
County/City/Special District/School District	11	11
Corporate	10	9
Education	9	7
Tobacco	4	3
Housing	2	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	11%	10%
AA/Aa	34	35
A	28	27
BBB/Baa	14	17
BB/Ba	3	1
B	2	2
Not Rated[2]	8	8

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $10,907,913, representing 1%, and $31,712,268, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	2
2016	6
2017	4
2018	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	13

Trust Summary as of April 30, 2014	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Trust returned (8.64)% based on market price and (2.24)% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of (2.81)% based on market price and (0.76)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The largest detractor from performance was the Trust’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) During the second half of the period, however, intermediate and long-term rates fell, resulting in less significant rate increases for the overall annual period. The Trust’s exposure to the long-end of the yield curve also detracted from performance, especially in the first half of the period when shorter rates (two to five years) rose less than long rates (twenty years and longer). In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities early in the period.

•	The Trust benefited from income generated from coupon payments on its municipal bond holdings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2014 ($12.90)[1]	5.67%
Tax Equivalent Yield[2]	10.34%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Economic Leverage as of April 30, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	APRIL 30, 2014

BlackRock Pennsylvania Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$12.90	$15.04	(14.23)%	$15.69	$11.11
Net Asset Value	$14.18	$15.45	(8.22)%	$15.51	$12.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	24%	29%
Education	19	16
State	16	17
Transportation	13	13
Housing	11	10
County/City/Special District/School District	11	7
Corporate	3	3
Utilities	3	5

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	2%	1%
AA/Aa	63	62
A	24	27
BBB/Baa	9	8
Not Rated[2]	2	2

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $537,960 and $561,020, each representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	3
2016	5
2017	1
2018	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	15

Trust Summary as of April 30, 2014	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Trust returned (4.99)% based on market price and (0.94)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As interest rates moved sharply higher early in the period, the Trust’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Trust’s state and local tax-backed and transportation holdings generally produced negative returns for the period. In the beginning of the period, the Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these securities during the period. Additionally, the Trust’s holdings of various higher quality investment grade bonds generated modestly negative returns.

•

During a period in which interest rates increased in earlier half and declined in the latter half, the additional income afforded by the Trust’s use of leverage, a persistently low cost of borrowing and the Trust’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Trust benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Trust’s concentrations in utilities, education, tobacco and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2014 ($13.26)[1]	6.70%
Tax Equivalent Yield[2]	11.84%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	APRIL 30, 2014

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$13.26	$14.97	(11.42)%	$15.08	$11.66
Net Asset Value	$14.11	$15.28	(7.66)%	$15.33	$12.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	21%	23%
Health	20	22
Utilities	13	12
State	11	13
Education	11	9
County/City/Special District/School District	10	11
Corporate	10	8
Tobacco	4	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	12%	13%
AA/Aa	36	37
A	26	24
BBB/Baa	12	16
BB/Ba	4	2
B	3	1
Not Rated[2]	7	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $2,878,997 and $5,654,223, each representing 2% and 3% respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	3
2016	8
2017	5
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	17

Schedule of Investments April 30, 2014	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,015,510
6.00%, 6/01/39	500	577,510
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,287,329

		3,880,349
Arizona — 7.3%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	475	550,839
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,380,718
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	1,375	1,401,647
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	3,966,750
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,134,018
5.00%, 12/01/37	4,585	5,021,630
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	1,100	1,196,635
University Medical Center Corp. RB, 6.50%, 7/01/39	750	827,160
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	1,600	1,726,256

		19,205,653
Arkansas — 2.2%
Arkansas State University, RB, Jonesboro Campus, Series B:
4.00%, 12/01/28	600	625,230
4.88%, 12/01/43	1,010	1,057,621
City of Benton Arkansas, RB:
4.00%, 6/01/39	1,355	1,369,553
4.38%, 6/01/44	725	740,167
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	1,934,676

		5,727,247
California — 17.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,729,226
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (a)	1,500	1,255,935
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,336,060
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	2,100	2,212,602
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, County of Stanislaus Tobacco Funding Cop., Sub-Series C, 0.00%, 6/01/55 (b)	7,090	88,625
Municipal Bonds	Par (000)	Value
California (concluded)
Dinuba California Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	$250	$271,153
5.75%, 8/01/33	535	581,299
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (a)	2,475	1,855,631
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (b)	12,000	3,537,840
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (b)	2,270	1,113,639
0.00%, 8/01/33 (b)	4,250	1,439,390
0.00%, 8/01/39 (a)	3,000	1,830,450
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (a)	4,200	3,573,066
San Jose California Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,800	1,709,550
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,170,960
(NPFGC), 5.00%, 6/01/37	5,000	5,306,200
State of California, GO:
5.75%, 4/01/31	3,000	3,504,600
6.00%, 3/01/33	2,270	2,720,686
6.50%, 4/01/33	2,900	3,534,317
5.50%, 3/01/40	3,650	4,139,209

		46,910,438
Colorado — 1.6%
Denver Health & Hospital Authority, RB, Series A, 4.25%, 12/01/33 (c)	385	377,955
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	827,392
University of Northern Colorado, Refunding RB, Series A, 4.00%, 6/01/35	3,000	3,024,750

		4,230,097
Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,000	1,054,090
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,000,787

		2,054,877
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,926,270
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, Refunding RB, Series A, 5.00%, 10/01/35	1,155	1,244,166

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	GARB	General Airport Revenue Bonds	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	HDA	Housing Development Authority	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HRB	Housing Revenue Bonds	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority	SAN	State Aid Notes
EDA	Economic Development Authority	IDB	Industrial Development Board	SBPA	Stand-by Bond Purchase Agreements
EDC	Economic Development Corp.	IDRB	Industrial Development Revenue Bond	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 11.3%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	$3,700	$3,716,650
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	3,000	3,235,170
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/32 (b)	4,225	1,643,525
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/33 (b)	4,000	1,464,960
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/34 (b)	4,580	1,586,466
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/35 (b)	5,000	1,640,900
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (b)	5,000	1,981,050
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (b)	15,375	5,738,411
Series B, AMT, 6.00%, 10/01/32	3,000	3,406,410
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	206,002
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 4.75%, 10/01/32	5,000	5,238,500

		29,858,044
Georgia — 0.6%
County of Milledgeville & Baldwin Georgia Development Authority, RB, Georgia College & State University Foundation, 6.00%, 9/01/14 (d)	1,500	1,544,505
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	630,738
Idaho — 1.1%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	2,500	2,905,800
Illinois — 11.3%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (e)	5,000	6,308,600
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	6,000	5,857,740
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,067,570
Illinois Finance Authority, RB:
Northwestern Memorial Hospital, Series A, 5.50%, 8/15/14 (d)	3,000	3,046,560
Rush University Medical Center, Series C, 6.63%, 11/01/39	1,200	1,358,388
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	345	318,849
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,658,638
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,552,365
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,533,550
6.00%, 6/01/28	1,700	1,972,714
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,035,850

		29,710,824
Indiana — 0.5%
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/26	1,350	1,404,945
Iowa — 1.5%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,447,980
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	965	972,546
6.00%, 9/01/39	1,500	1,511,625

		3,932,151
Municipal Bonds	Par (000)	Value
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	$1,155	$1,248,890
Kentucky — 5.2%
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (d)	2,250	2,684,925
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,695,324
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (b)	8,500	5,857,350
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB, 1st tier (a):
0.00%, 7/01/34	1,000	624,800
Series C, 0.00%, 7/01/39	1,395	861,106

		13,723,505
Louisiana — 3.2%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	2,790	2,987,253
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	395	372,588
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,740,703
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	644,568
Cleco Power LLC Project, Series B, 4.25%, 12/01/38	2,100	2,042,124
Terrebonne Levee & Conservation District, RB, Sales Tax, 4.25%, 7/01/32	575	584,464

		8,371,700
Maryland — 0.4%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	895	957,552
Massachusetts — 1.0%
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 9/01/43	2,400	2,670,336
Michigan — 3.7%
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,123,398
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	2,750	3,372,930
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,177,119

		9,673,447
Minnesota — 3.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,640,082
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,538,250

		8,178,332
Mississippi — 3.4%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	627,516
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	1,910	2,029,146
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,876,533
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,406,378

		8,939,573

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri — 3.6%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	$1,350	$1,405,661
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	489,326
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	787,913
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	543,110
Heartland Regional Medical Center, 4.13%, 2/15/43	1,530	1,457,998
University of Central Missouri, Series C-2, 4.00%, 10/01/28	600	621,444
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,621,605
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 5.00%, 11/15/38	1,200	1,258,452
SSM Health Care, Series A, 4.00%, 6/01/33 (c)	1,200	1,182,624

		9,368,133
Montana — 2.1%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 4.75%, 1/01/40	700	727,083
State of Montana Board of Regents, RB, 5.00%, 11/15/43	3,340	3,638,663
Yellowstone County School District No. 2 Billings, GO, 4.50%, 6/15/33	1,000	1,095,320

		5,461,066
Nebraska — 2.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	930,303
City of Omaha Nebraska, RB, Sanitary Sewerage System, 4.00%, 11/15/42	800	812,736
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,804,876
5.00%, 1/01/33	750	824,535

		5,372,450
Nevada — 1.0%
County of Clark Nevada, Refunding RB:
Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,134,971
Department of Aviation, 4.25%, 7/01/36	1,500	1,510,335

		2,645,306
New Jersey — 5.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	1,510	104,764
New Jersey EDA, RB:
4.00%, 6/15/34 (c)	1,225	1,197,364
4.00%, 6/15/35 (c)	600	584,496
Cigarette Tax, 5.75%, 6/15/14 (d)	3,000	3,021,030
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,335	1,349,191
Continental Airlines, Inc. Project, AMT, 5.63%, 11/15/30	990	1,017,443
Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	300	315,996
Rutgers-The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	670	735,814
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (d):
7.13%, 6/01/19	950	1,220,845
7.50%, 6/01/19	1,225	1,596,775
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	$770	$824,986
5.00%, 7/01/25	500	555,495
5.63%, 7/01/37	2,560	2,750,874
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	345	348,308

		15,623,381
New York — 9.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (f)(g)	725	108,793
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	600	677,160
5.00%, 8/01/35	2,380	2,600,912
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.63%, 8/01/25 (h)	2,600	2,854,228
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AGC), 6.50%, 1/01/46	300	333,390
(AMBAC), 5.00%, 1/01/39	1,900	1,865,515
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,600	1,682,704
Hudson Yards Infrastructure Corp., RB, Series A:
(NPFGC), 5.00%, 2/15/47	500	509,970
(AGM), 5.00%, 2/15/47	1,250	1,280,550
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,813,530
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	5,460	6,015,009
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,359,525
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	600	603,234
State of New York Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,195	1,288,748

		23,993,268
North Carolina — 3.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,109,685
North Carolina Medical Care Commission, Refunding RB:
Health Care Facilities, Novant Health Obligated Group, Series A, 4.00%, 11/01/46	5,600	5,192,544
University Health System, Series D, 6.25%, 12/01/33	1,750	2,014,390

		9,316,619
North Dakota — 0.2%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	600	551,334
Oklahoma — 0.4%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,050	1,054,547

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oregon — 4.4%
Central Oregon Community College District, GO, 4.00%, 6/01/40	$800	$797,664
County of Clackamas Oregon Housing Authority, HRB, M/F Housing, Easton Ridge Apartments Project, Series A, 4.00%, 9/01/49	825	770,855
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A:
5.00%, 6/15/37	4,225	4,730,606
4.00%, 6/15/38	2,365	2,388,484
Home Forward, Refunding HRB, M/F Housing, Hamilton W Apartments, 4.00%, 1/01/34 (c)	1,020	1,009,810
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,426,613
Oregon State Facilities Authority, Refunding RB, Linfield College Project, Series A, 5.25%, 10/01/40	500	519,275

		11,643,307
Pennsylvania — 3.8%
County of Allegheny Pennsylvania IDA, Refunding RB, US Steel Corp. Project, 6.55%, 12/01/27	2,535	2,737,242
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,190,950
Series D (AGM), 5.00%, 1/01/40	3,640	3,839,800
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (b)(e)	500	275,075

		10,043,067
Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., RB:
City of Newport Issue, Series C, 4.00%, 5/15/33	1,850	1,871,460
Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,413,040
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 4.50%, 9/01/32	1,200	1,304,784
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,443,010

		8,032,294
Tennessee — 2.6%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,174,239
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,230,669
5.38%, 11/01/28	1,000	1,086,330
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,219,452

		6,710,690
Texas — 11.5%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (d):
7.13%, 12/01/18	1,000	1,266,400
7.25%, 12/01/18	2,650	3,370,694
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (b)	5,000	1,172,600
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,200	2,490,906
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (b):
0.00%, 9/15/36	7,520	2,647,040
0.00%, 9/15/38	16,780	5,314,394
County of Midland Texas Fresh Water Supply District No. 1, Refunding RB, City of Midland Project, 3.38%, 9/15/32	2,425	2,304,841
Municipal Bonds	Par (000)	Value
Texas (concluded)
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	$1,545	$1,610,137
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,280,847
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (b)	15,000	5,352,750
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,478,440

		30,289,049
Vermont — 1.5%
Vermont Educational & Health Buildings Financing Agency, RB, Fletcher Allen Health Hospital, Series A, 4.75%, 12/01/36	1,495	1,500,352
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	2,420	2,509,395

		4,009,747
Virginia — 1.7%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	2,800	2,655,408
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	1,755	1,903,210

		4,558,618
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,315,208
West Virginia — 0.7%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	1,800	1,933,092
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	1,800	1,959,642
Total Municipal Bonds — 138.2%		363,810,257

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,446,350
Massachusetts — 1.2%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,070	3,297,333
New Jersey — 1.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (j)	2,861	3,104,246
New York — 8.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	790,146
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series C, 5.00%, 6/15/47	4,000	4,287,610
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	917,327
Series A, 4.75%, 6/15/30	4,000	4,383,120

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	21

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	$1,750	$1,943,169
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	4,500	4,857,120
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	3,359	3,667,558
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,641,288

		23,487,338
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,791,347
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,858,700

		4,650,047
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,380	$2,574,256
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.1%		42,559,570
Total Long-Term Investments (Cost — $377,797,896) — 154.3%		406,369,827

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	7,042,672	7,042,672
Total Short-Term Securities (Cost — $7,042,672) — 2.7%		7,042,672
Total Investments (Cost — $384,840,568) — 157.0%		413,412,499
Liabilities in Excess of Other Assets — (0.2)%		(622,888)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0%)		(23,591,275)
VMTP Shares, at Liquidation Value — (47.8%)		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$263,298,336

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Zero-coupon bond.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$1,182,624	$12,372
Merrill Lynch Pierce	1,781,860	17,221
Piper Jaffray	377,955	5,402
Wedbush Morgan Securities	1,009,810	16,983

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Security is collateralized by municipal or U.S. Treasury obligations.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019 is $3,149,408.

(k)	Represents the current yield as of report date.

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	4,475,537	2,567,135	7,042,672	$1,634

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(392)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$48,773,375	$(69,766)

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$406,369,827	—	$406,369,827
Short-Term Securities	$7,042,672	—	—	7,042,672

Total	$7,042,672	$406,369,827	—	$413,412,499

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(69,766)	—	—	$(69,766)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash received for financial futures contracts	$515,000	—	—	$515,000
Liabilities:
Bank overdraft	—	$(1,738,908)	—	(1,738,908)
TOB trust certificates	—	(23,584,555)	—	(23,584,555)
VMTP Shares	—	(125,900,000)	—	(125,900,000)

Total	$515,000	$(151,223,463)	—	$(150,708,463)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	23

Schedule of Investments April 30, 2014	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$517,539
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	270	164,090
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	235	141,907
Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,745,859

		2,569,395
California — 5.9%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	443,197
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,231,963
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	680	755,303
St. Joseph Health System, 5.00%, 7/01/33	435	475,781
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	250	255,233
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	440	440,097
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	360	360,932
California State Public Works Board, LRB Various Capital Projects:
Series I, 5.00%, 11/01/38	355	380,514
Sub-Series I-1, 6.38%, 11/01/34	400	479,636
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/47	125	125,874
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	270	304,171
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	183,614
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	375	413,190
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (c)	3,725	1,156,910
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,437,460

		9,443,875
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	65	66,034
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,187,400

		1,253,434
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	802,613
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,240	1,265,209

		2,067,822
District of Columbia — 3.7%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	550	551,590
7.50%, 1/01/39	500	501,170
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	288,194
Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	$750	$779,528
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	2,675	2,674,679
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	177,529
5.25%, 10/01/44	1,000	1,051,870

		6,024,560
Florida — 2.7%
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,080	1,231,902
Tolomato Community Development District, Refunding, CAB Special Assessment Bonds:
0.00%, 5/01/39 (a)	95	69,544
0.00%, 5/01/40 (a)	225	134,190
6.65%, 5/01/40	355	358,600
Convertible Series A-4, 0.00%, 5/01/40 (a)	120	52,967
Tolomato Community Development District, Series A-1 (d)(e):
Series 1, 6.65%, 5/01/40	15	15,174
Series 2, 6.65%, 5/01/40	815	473,401
Series 3, 6.65%, 5/01/40	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	880	861,141
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	1,745	1,138,298

		4,335,220
Guam — 1.2%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	640	670,304
5.50%, 7/01/43	1,065	1,120,188
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	216,194

		2,006,686
Illinois — 10.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,729,275
City of Chicago Illinois, GO, Project
Series A, 5.00%, 1/01/34	480	484,531
Refunding, 5.25%, 1/01/32	1,090	1,130,930
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	280	297,016
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,150	1,153,508
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	384,325
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,875	1,935,281
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	385,879
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	1,971,641
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	610,610
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	859,499
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,790	1,826,265
Series B-2, 5.00%, 6/15/50	600	612,012
Railsplitter Tobacco Settlement Authority, RB, 5.50%, 6/01/23	180	209,772
State of Illinois, GO, 5.00%, 2/01/39	745	771,708
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	238,308

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	$390	$418,688
5.00%, 4/01/44	475	507,143

		16,526,391
Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	365	391,466
7.00%, 1/01/44	885	955,180
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,413,153
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	161,560
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	526,838
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	306,426
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	651,426
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	392,984
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	480,822

		5,279,855
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	340	344,114
5.50%, 12/01/22	830	843,388
5.25%, 12/01/25	660	659,743
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	810	846,134
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,125	957,645

		3,651,024
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	472,925
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	565	344,046

		816,971
Louisiana — 3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,219,500
Series A-1, 6.50%, 11/01/35	1,135	1,262,426
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	378,273
5.25%, 5/15/31	300	317,433
5.25%, 5/15/32	380	399,699
5.25%, 5/15/33	415	435,368
5.25%, 5/15/35	945	991,778

		6,004,477
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,047,493
Municipal Bonds	Par (000)	Value
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$970	$1,010,459
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,069,890

		2,080,349
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	545	526,034
Series A, 5.25%, 7/01/39	1,970	1,916,219
Series B (AGM), 7.50%, 7/01/33	560	607,566
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39 (f)	1,400	1,717,128

		4,766,947
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	91,906
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	121,604

		213,510
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	285	301,530
New Jersey — 2.2%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,426,666
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	836,810
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	845	916,969
Rutgers-The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	175	193,130
5.00%, 5/01/43	185	202,530

		3,576,105
New York — 5.9%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (g)	4,000	4,391,120
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,005,090
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,238,378
5.25%, 11/15/39	400	440,660
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	456,800
New York State Dormitory Authority, RB, New York University, Series A, 5.25%, 7/01/48	1,000	1,109,750
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	801,591

		9,443,389
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	480	522,888
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	286,094

		808,982

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	$2,295	$1,876,461
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,833,194
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,014,860

		5,724,515
Pennsylvania — 0.7%
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	558,922
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	580	554,341

		1,113,263
Texas — 7.0%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	1,500	41,250
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	730	798,890
Sub-Lien, 5.00%, 1/01/42	110	106,941
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	588,698
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	282,535
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	224,303
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	700	792,561
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	5,200	1,736,280
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,645,885
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (NPFGC), 0.00%, 11/15/34 (c)	3,000	909,900
HFDC of Central Texas, Inc., RB, Village at Gleannloch Farms, Series A, 5.50%, 2/15/27	1,150	1,132,279
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	2,290	2,453,277
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	579,740

		11,292,539
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	700	565,348
3.25%, 10/15/42	425	329,876

		895,224
Virginia — 1.9%
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,037,890
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	1,875	2,033,344

		3,071,234
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,133,047
Municipal Bonds	Par (000)	Value
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	$100	$102,842
Total Municipal Bonds — 65.5%		105,550,679

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 5.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,090	1,192,970
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	840	952,342
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	3,225	3,556,659
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,039	2,197,322
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	635,953

		8,535,246
Colorado — 3.1%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiatives, 5.50%, 7/01/34 (i)	740	838,941
Sisters of Leavenworth Health System, 5.00%, 1/01/40	3,930	4,101,034

		4,939,975
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,093,317
Illinois — 4.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (i)	4,995	5,204,890
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,639,614

		7,844,504
Indiana — 7.8%
Carmel Redevelopment Authority, RB, Performing Arts Center (f):
4.75%, 2/01/33	5,365	5,630,782
5.00%, 2/01/33	6,580	6,951,770

		12,582,552
Massachusetts — 8.0%
Massachusetts HFA, Refunding, HRB, Series D, AMT, 5.45%, 6/01/37	5,090	5,092,230
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,743,937

		12,836,167
Nebraska — 3.2%
Omaha Public Power District, RB, Sub-Series B (NPFGC), 4.75%, 2/01/36 (i)	5,000	5,247,700
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	660	748,660
New York — 23.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Fiscal 2013, Series C, 5.00%, 6/15/47	4,780	5,123,694
Series FF-2, 5.50%, 6/15/40	495	560,589
Series HH, 5.00%, 6/15/31 (i)	2,835	3,176,017

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (concluded)
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	$6,509	$7,228,587
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,135	6,621,874
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,220	2,455,520
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	11,240	13,079,201

		38,245,482
North Carolina — 9.9%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.75%, 12/01/34	15,170	15,980,527
Ohio — 3.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,217,137
South Carolina — 1.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,999	2,049,354
Texas — 11.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	11,897,820
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (i)	2,122	2,392,440
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,268,058
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,175	2,403,472

		17,961,790
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,829	$1,929,489
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,139,040
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	1,989	2,115,784
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 87.7%		141,466,724
Total Long-Term Investments (Cost — $236,636,707) — 153.2%		247,017,403

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	787,037	787,037
Total Short-Term Securities (Cost — $787,037) — 0.5%		787,037
Total Investments (Cost — $237,423,744) — 153.7%		247,804,440
Other Assets Less Liabilities — 1.5%		2,536,323
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (55.2%)		(89,072,259)

Net Assets — 100.0%		$161,268,504

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from January 1, 2015 to February 15, 2031 is $17,860,441.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund.	920,424	(133,387)	787,037	$478

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(49)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$6,096,672	$(5,612)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	27

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$247,017,403	—	$247,017,403
Short-Term Securities	$787,037	—	—	787,037

Total	$787,037	$247,017,403	—	$247,804,440

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(5,612)	—	—	$(5,612)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$101,000	—	—	$101,000
Liabilities:
TOB trust certificates	—	$(89,035,874)	—	(89,035,874)

Total	$101,000	$(89,035,874)	—	$(88,934,874)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,145,580
Courtland Alabama IDB, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,184,013

		2,329,593
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pinelines Project:
Series B, 5.00%, 1/01/21	3,200	3,755,072
Series C, 5.00%, 1/01/21	2,500	2,933,650

		6,688,722
Arizona — 3.5%
City of Phoenix, Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	640	636,486
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,522,820
5.00%, 7/01/21	5,585	6,519,985
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,669,215
5.25%, 12/01/20	1,000	1,125,580

		11,474,086
California — 9.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	945,270
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,406,250
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	4,192,044
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	618,349
5.00%, 1/01/20	550	635,134
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,423,012
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,223,550
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,000,000

		29,443,609
Colorado — 1.4%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	600,799
4.00%, 12/01/20	580	622,966
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	3,332,205

		4,555,970
District of Columbia — 1.6%
Metropolitan Washington Airports Authority, Refunding RB, Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,073,750
Florida — 6.6%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	5,160	5,845,145
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,421,337
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,580,301
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	580,980
Habitat Community Development District, Special Assessment Bonds, 5.80%, 5/01/25	1,615	1,633,169
Municipal Bonds	Par (000)	Value
Florida (concluded)
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	$1,840	$1,895,586
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	250	140,100
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	5,000	5,962,100
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 12/31/49	3,530	2,629,215

		21,687,933
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,759,806
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	278,773
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,374,557

		1,653,330
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,427,248
5.00%, 11/15/20	1,440	1,610,136

		3,037,384
Illinois — 14.2%
City of Chicago Illinois, O’Hare International Airport, GARB, Third Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,334,550
5.00%, 1/01/22	7,000	7,462,350
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,198,380
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	10,208,174
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,691,100
State of Illinois, GO, 5.00%, 7/01/20	5,255	6,006,570
State of Illinois, RB, Series B:
5.00%, 6/15/19 (e)	515	608,323
5.00%, 6/15/20	1,485	1,706,829
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (e)	2,250	2,376,630

		46,592,906
Indiana — 5.0%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,515	2,149,879
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,666,933
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	700,830
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,940,300

		16,457,942
Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	5,320	5,384,372

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kansas — 2.4%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	$6,440	$4,969,297
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,901,775

		7,871,072
Kentucky — 2.1%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,255,690
5.00%, 12/01/20	1,430	1,678,834
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	2,000	2,053,280
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	255	214,868
0.00%, 7/01/20	1,000	799,030

		7,001,702
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT, 5.85%, 11/01/27	2,000	2,005,480
Maryland — 2.1%
Anne Arundel County Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	313,001
5.00%, 7/01/20	500	576,295
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,349,063
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,483,305
University of Maryland, Medical System, 5.00%, 7/01/19	670	774,647
Maryland State and Local Facilities Loan, GO, First Series B, 5.00%, 3/15/20	2,000	2,391,620

		6,887,931
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Waste Management, Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,520,295
State of Massachusetts Water Pollution Abatement Trust, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	140	140,659

		4,660,954
Michigan — 2.9%
City of Royal Oak, Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20 (f)	1,500	1,493,220
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,535	1,690,511
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,092,430
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,163,590
5.00%, 11/01/21	2,000	2,328,560
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	377,273
Series 2-A, 4.00%, 10/15/20	1,205	1,326,886

		9,472,470
Municipal Bonds	Par (000)	Value
Minnesota — 2.2%
Minnesota Higher Education Facilities Authority, RB, University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	$1,250	$1,273,988
State of Michigan Trunk Highway, GO, Series B, 5.00%, 10/01/20	5,000	5,998,450

		7,272,438
Missouri — 3.0%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,492,810
State of Missouri Health & Educational Facilities Authority, Refunding RB, Series A:
BJC Health System, 5.00%, 5/15/20	5,500	5,760,150
Coxhealth, 5.00%, 11/15/20	500	584,615

		9,837,575
Multi-State — 3.4%
Centerline Equity Issuer Trust (a)(g):
Series A-4-1, 5.75%, 5/15/15	1,000	1,044,840
Series A-4-2, 6.00%, 5/15/19	2,500	2,875,600
Series B-3-1, 6.00%, 5/15/15	4,000	4,180,120
Series B-3-2, 6.30%, 5/15/19	2,500	2,906,700

		11,007,260
Nebraska — 1.2%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,894,660
Nevada — 2.6%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	575,960
5.00%, 7/01/20	1,000	1,154,460
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,350,900
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,490	1,581,784

		8,663,104
New Jersey — 4.2%
Middlesex County Improvement Authority, RB, George Street Student Housing Project, Series A, 5.00%, 8/15/14 (e)	1,000	1,014,130
New Jersey EDA, RB, Private Activity Bonds, The Goethals Bridge Replacement Project, AMT, 5.00%, 7/01/20	250	286,598
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,860,325
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,310,960
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,229,536
Seton Hall University, Series D, 5.00%, 7/01/20	650	757,718
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (h)	2,500	3,065,600
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,304,099

		13,828,966
New York — 7.2%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (i):
7.63%, 8/01/25	3,885	4,264,875
7.75%, 8/01/31	5,000	5,502,300
New York Mortgage Agency, Refunding RB, 35th Series, AMT, 4.50%, 10/01/20	2,165	2,198,882

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	$8,500	$8,936,985
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	1,026,795
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,692,064

		23,621,901
North Carolina — 2.3%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,744,479
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,846,800

		7,591,279
Ohio — 1.7%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (i)	5,300	5,535,691
Oklahoma — 1.0%
Canadian County Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,673,460
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 2.50%, 4/01/15	225	223,099
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,217,315

		3,113,874
Pennsylvania — 4.9%
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	373,784
4.00%, 7/01/20	465	478,304
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,400,750
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,322,204
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,216,912
4.00%, 10/01/20	1,210	1,255,060
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,820,810
Widener University, 5.00%, 7/15/20	600	672,636
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	460,520
2.55%, 4/01/20	850	844,560
2.65%, 10/01/20	865	862,319
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,743,870
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,115,250
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,157,135
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	416,448

		16,140,562
Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,300,604
Municipal Bonds	Par (000)	Value
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	$2,000	$2,328,920
Texas — 13.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	915,400
5.75%, 1/01/20	1,140	1,317,703
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,801,075
City of Frisco Texas, GO, Refunding, 3.00%, 2/15/20	2,250	2,420,528
City of Houston Texas, Refunding RB, Subordinate Lien, Series B, 5.00%, 7/01/20	250	290,803
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,161,469
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,766,900
New Hope Cultural Education Facilities Corp., RB, Tarleton State University Project, Series A:
4.00%, 4/01/19	345	356,033
4.00%, 4/01/20	415	424,213
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,136,520
5.38%, 1/01/21	5,000	5,726,950
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,501,000
Texas State Turnpike Authority, RB, CAB, 1st Tier, Series A (AMBAC) (b):
0.00%, 8/15/21	7,990	6,408,459
0.00%, 8/15/24	8,450	5,757,914

		42,984,967
US Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/14 (e)	1,000	1,020,970
Virginia — 5.1%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,390,320
County of Charles City Virginia EDA, RB, Waste Management, Inc. Project, Mandatory Put Bonds, AMT, 5.13%, 8/01/27 (i)	10,000	10,000,000
County of Hanover Virginia EDC, Refunding RB, Covenant Woods, Series A, 3.00%, 7/01/15	465	469,208
County of Russell Virginia IDA, Refunding RB, Appalachian Power, Series K, 4.63%, 11/01/21	2,000	2,180,180
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,736,340

		16,776,048
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	3,119,734
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	294,060
5.00%, 10/01/42 (i)	4,000	4,696,960

		8,110,754
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,178,340
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,725,009

		2,903,349
Total Municipal Bonds — 118.5%		388,971,934

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Illinois — 1.7%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	$5,000	$5,634,000
Total Long-Term Investments (Cost — $371,808,999) — 120.2%		394,605,934

Short-Term Securities	Shares
Money Market Funds — 0.7%
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	2,353,008	2,353,008
Short-Term Securities	Par (000)	Value
New York — 0.1%
City of New York New York Water & Sewer System, Refunding RB, VRDN, Sub-Series A-2 (Mizuho Corporate Bank SBPA), 0.06%, 6/15/44 (m)	$100	$100,000
Total Short-Term Securities (Cost — $2,453,008) — 0.8%		2,453,008
Total Investments (Cost — $374,262,007) — 121.0%		397,058,942
Other Assets Less Liabilities — 0.8%		2,808,760
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1%)		(3,754,407)
AMPS, at Redemption Value — (20.7%)		(67,950,000)

Net Assets Applicable to Common Shares — 100.0%		$328,163,295

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Morgan Stanley & Co. LLC	$1,493,220	$(2,370)

(g)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Security is collateralized by municipal or U.S. Treasury obligations.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	1,959,251	393,757	2,353,008	$2,816

(l)	Represents the current yield as of report date.

(m)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$394,605,934	—	$394,605,934
Short-Term Securities	$2,353,008	100,000	—	2,453,008

Total	$2,353,008	$394,705,934	—	$397,058,942

[1] See above Schedule of Investments for values in each state or political subdivision.

The carrying amount for certain of the Trust’s liabilities approximates fair value for financial statement purposes. As of April 30, 2014, TOB trust certificates of $(3,750,000) are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	33

Schedule of Investments April 30, 2014	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.4%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$4,080	$4,654,219
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	2,910	2,924,346
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	1,135	689,785
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	985	594,802
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,577,936
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,960	3,044,449
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,055,126
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	1,994,221

		21,534,884
Arizona — 3.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	10,989,570
5.00%, 12/01/37	7,460	8,170,416

		19,159,986
California — 14.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	4,445	4,864,119
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,379,933
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,696,094
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,415	2,415,531
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	2,015	2,020,219
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	2,970	2,911,224
California State Public Works Board, LRB Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,602,446
Sub-Series I-1, 6.38%, 11/01/34	2,315	2,775,893
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	650	655,551
5.00%, 5/15/47	705	709,928
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	1,560	1,757,434
Senior, 5.00%, 5/15/40	11,690	12,599,833
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	771,730
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, County of Stanislaus Tobacco Funding Cop., Sub-Series C, 0.00%, 6/01/55 (c)	17,855	223,187
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	7,615,650
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	5,000	5,020,700
Riverside County Transportation Commission, RB, CAB, Senior Lien, Series B (c):
0.00%, 6/01/41	5,000	1,014,200
0.00%, 6/01/42	6,000	1,141,680
0.00%, 6/01/43	5,000	894,400
Municipal Bonds	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	$2,115	$2,330,392
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/34	3,500	1,339,240
0.00%, 8/01/36	4,000	1,371,040
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,956,744
6.50%, 4/01/33	20,410	24,874,279

		94,941,447
Colorado — 1.7%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,768,344
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,425	3,479,492
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	2,530	2,540,474

		10,788,310
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,886,421
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,381,084
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,284,926

		12,666,010
District of Columbia — 4.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,640,491
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,031,775
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,033,847
5.25%, 10/01/44	2,465	2,592,860

		28,298,973
Florida — 3.4%
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,474,005
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	618,006
5.00%, 6/01/36	125	127,990
5.13%, 6/01/42	1,925	1,974,915
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,225	1,308,704
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	5,570	5,738,270
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	5,885	6,712,725
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	3,590	2,676,489

		21,631,104

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.8%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,650	$1,828,695
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,437,500
Richmond County Development Authority, Refunding RB, International Paper Co. Project, Series A, AMT, 6.00%, 2/01/25	4,000	4,002,360

		11,268,555
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	2,936,347
Illinois — 18.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	11,385	13,209,332
City of Chicago Illinois, GO, Series A:
Project, 5.00%, 1/01/34	6,270	6,329,189
Refunding, 5.25%, 1/01/32	6,155	6,386,120
Refunding, 5.00%, 1/01/34	2,500	2,528,500
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,605	1,702,536
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	8,680	8,706,474
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,193,856
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	7,870,144
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,681,328
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	11,359,643
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,033,866
Ascension Health, Series A, 5.00%, 11/15/42	3,450	3,674,940
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,508,232
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	470	434,374
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	4,550	4,798,430
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,008,025
Series B-2, 5.00%, 6/15/50	3,905	3,983,178
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,031,379
6.00%, 6/01/28	2,245	2,605,143
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,097,192
Series A, 5.00%, 4/01/38	9,030	9,344,966
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,374,428
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,680,121
5.00%, 4/01/44	1,910	2,039,250

		116,580,646
Indiana — 4.8%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	2,805	2,812,686
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,635,578
7.00%, 1/01/44	3,680	3,971,824
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,695	1,036,713
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$6,305	$6,933,798
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	888,580
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	2,943,201
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,748,739
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	3,670	3,829,461
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,414,041
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,690,445

		30,905,066
Iowa — 2.6%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	2,265	2,143,619
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,880	1,902,748
5.50%, 12/01/22	4,595	4,669,117
5.25%, 12/01/25	2,125	2,124,171
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,165	3,306,191
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	2,920	2,485,621

		16,631,467
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,058,300
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	2,325	1,415,762

		3,474,062
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,268,684
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,139,944
5.25%, 5/15/31	1,690	1,788,206
5.25%, 5/15/32	2,160	2,271,974
5.25%, 5/15/33	2,345	2,460,093
5.25%, 5/15/35	985	1,033,758

		16,962,659
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	890,662
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,235	2,391,204
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,664,370
Montgomery County Housing Opportunities Commission, RB, Series D, AMT, 5.50%, 1/01/38	415	420,910

		8,367,146

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 1.0%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	$2,775	$2,789,957
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	3,535	3,777,254

		6,567,211
Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	3,065	2,958,338
5.25%, 7/01/39	8,665	8,428,445
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,252,428
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,854,548
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,259,652

		21,753,411
Mississippi — 2.2%
City of Gulfport Mississippi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,040,428
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	535,219
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,099,509
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	507,562

		3,142,290
Multi-State — 2.6%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (b)(f)	16,000	16,443,200
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	2,815	2,909,781
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	1,610	1,703,380
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,503,204
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	640,830

		8,757,195
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,848,935
New Jersey — 7.4%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	3,680	255,318
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	3,830	3,870,713
Continental Airlines, Inc. Project, AMT, 5.63%, 11/15/30	2,035	2,091,410
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,285	2,405,397
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,227,600
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	$2,535	$2,715,517
5.00%, 1/01/43	8,150	8,683,499
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	8,000	8,794,400
Series B, 5.25%, 6/15/36	4,810	5,219,668
Rutgers-The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	985	1,087,046
5.00%, 5/01/43	1,030	1,127,603
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	2,165	2,096,629

		47,574,800
New York — 10.7%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	1,820	273,109
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (g):
8.00%, 8/01/28	5,000	5,529,150
7.75%, 8/01/31	22,140	24,364,184
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,182,096
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,107,619
5.25%, 11/15/39	1,650	1,817,723
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	5,000	4,892,600
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,610,288
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	4,775	4,948,285
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,230,924
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,575	1,583,489
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,777,172
6.00%, 12/01/42	1,960	2,152,217

		68,468,856
North Carolina — 4.2%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	11,765,736
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	11,132,400
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	2,995,712
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,243,407

		27,137,255

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	$6,125	$6,548,421
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,340,531
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,620,095
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,786,245

		17,295,292
Pennsylvania — 1.3%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,952,150
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,316,302
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	2,395	2,289,045

		8,557,497
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	6,884,645
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,859,048
Texas — 15.4%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	4,370	120,175
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,607,298
Sub-Lien, 5.00%, 1/01/33	700	702,492
Sub-Lien, 5.00%, 1/01/42	620	602,758
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,330,350
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,390,420
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	16,425	19,190,970
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	380	405,882
7.00%, 1/01/48	500	530,585
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	5,975,211
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	1,323,850
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	2,950,261
County of Matagorda Texas Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	2,120	2,078,003
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/40	9,780	2,780,943
0.00%, 9/15/41	5,420	1,442,424
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	9,389,834
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,045	1,998,149
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	$12,180	$13,048,434
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,540	7,504,650
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	2,916,875
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	6,956,880
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,500	7,419,230

		98,665,674
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,940	1,566,821
3.25%, 10/15/42	3,010	2,336,302

		3,903,123
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	3,155	3,305,399
6.00%, 1/01/37	5,695	6,175,943

		9,481,342
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	4,909,869
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,799,851
Total Municipal Bonds — 124.0%		792,123,005

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,548	4,680,292
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,115	5,799,080
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	20,446,654
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,987,755
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,746,965

		34,980,454
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	7,883,252
Series C-7, 5.00%, 9/01/36	4,860	5,041,764

		12,925,016

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Connecticut — 3.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$9,397	$10,276,954
Series X-3, 4.85%, 7/01/37	9,366	10,223,968

		20,500,922
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,117,278
Massachusetts — 1.9%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,819,539
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	6,770	7,271,318

		12,090,857
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	3,988	4,525,990
New York — 9.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,482,447
Series HH, 5.00%, 6/15/31 (i)	16,393	18,367,127
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,130	3,475,496
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	20,865	22,520,846
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	12,610	13,947,795

		61,793,711
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,299,938
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,207,337
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,001	6,630,268

		19,137,543
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$7,150	$7,543,986
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,767	11,989,681
Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,459	6,013,582
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	14,487	16,211,122

		22,224,704
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.4%		219,510,434
Total Long-Term Investments (Cost — $963,244,348) — 158.4%		1,011,633,439

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	14,688,018	14,688,018
Total Short-Term Securities (Cost — $14,688,018) — 2.3%		14,688,018
Total Investments (Cost — $977,932,366) — 160.7%		1,026,321,457
Other Assets Less Liabilities — 1.4%		9,157,801
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7%)		(126,102,415)
VMTP Shares, at Liquidation Value — (42.4%)		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$638,576,843

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $25,997,599.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	$2,673,310	12,014,708	$14,688,018	$4,597

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(724)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$90,081,438	$(225,108)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,011,633,439	—	$1,011,633,439
Short-Term Securities	$14,688,018	—	—	14,688,018

Total	$14,688,018	$1,011,633,439	—	$1,026,321,457

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(225,108)	—	—	$(225,108)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$989,000	—	—	$989,000
Liabilities:
TOB trust certificates	—	$(126,072,926)	—	(126,072,926)
VMTP Shares	—	(270,800,000)	—	(270,800,000)

Total	$989,000	$(396,872,926)	—	$(395,883,926)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	39

Schedule of Investments April 30, 2014	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 146.2%
Corporate — 5.3%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	$200	$203,581
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	239,207
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	600	723,054
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT:
Amtrak Project, 5.00%, 11/01/41	160	166,403
Aqua Pennsylvania, Inc. Project, 5.00%, 12/01/34	180	192,692

		1,524,937
County/City/Special District/School District — 16.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	191,872
5.00%, 5/01/42	450	450,589
Bristol Township School District, GO, 5.25%, 6/01/43	555	603,429
City of Philadelphia Pennsylvania, GO, Refunding, Series A (AGC), 5.00%, 8/01/24	370	407,163
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	125	140,920
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	100	104,017
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, 7.00%, 7/01/32	180	187,054
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	100	107,864
Falls Township Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	200	213,778
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	600	671,346
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	783,566
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	109,089
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	155	164,340
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	310	331,232
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	250	260,498

		4,726,757
Education — 25.4%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	110,805
5.00%, 8/15/25	100	109,905
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	211,512
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	448,627
Villanova University, 5.25%, 12/01/31	100	108,807
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	100	101,019
5.00%, 7/01/45	100	99,057
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	$150	$158,901
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	265	264,579
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,052,600
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	1,180	1,258,187
La Salle University, 5.00%, 5/01/37	140	143,014
La Salle University, 5.00%, 5/01/42	255	260,490
State System of Higher Education, Series AL, 5.00%, 6/15/35	100	106,893
Thomas Jefferson University, 4.00%, 3/01/37	70	67,056
Trustees of The University of Pennsylvania, Series C, 4.75%, 7/15/35	500	519,365
Widener University, Series A, 5.25%, 7/15/33	220	230,622
Widener University, Series A, 5.50%, 7/15/38	45	47,387
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,101,860
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	215	237,680
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	610	695,803

		7,334,169
Health — 35.5%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A3, 5.50%, 11/01/31	500	569,995
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	390	459,619
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	198,618
Diakon Lutheran, 6.38%, 1/01/39	500	537,960
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	555,300
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	434,119
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community, Series A, 4.50%, 11/15/36	165	159,548
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	175	185,356
5.00%, 11/15/28	110	115,721
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	534,156
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.25%, 6/01/39	1,000	1,068,360
Series A-1, 5.13%, 6/01/41	1,160	1,242,012
Lancaster Industrial Development Authority, Refunding RB:
5.38%, 5/01/28	100	104,312
5.75%, 5/01/35	120	126,461
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	215	206,065
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,063,110

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	$940	$1,003,469
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	215	229,917
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 6.00%, 6/01/29	1,250	1,431,175

		10,225,273
Housing — 16.2%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	390	359,198
3.70%, 10/01/42	640	578,310
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	90	90,342
Series 96-A, AMT, 4.70%, 10/01/37	450	450,594
Series 97-A, AMT, 4.65%, 10/01/31	1,300	1,312,688
Series 99-A, AMT, 5.15%, 4/01/38	210	211,537
Series 110-B, 4.75%, 10/01/39	125	130,013
Series 113, 4.85%, 10/01/37	775	797,917
Series 115-A, AMT, 4.20%, 10/01/33	750	738,225

		4,668,824
State — 23.7%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,176,130
5.00%, 4/01/26	245	288,076
5.00%, 3/15/28	825	943,107
5.00%, 6/01/28	2,160	2,474,064
5.00%, 3/15/29	275	313,568
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	500	526,350
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	1,000	1,097,030

		6,818,325
Transportation — 19.3%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	1,325	1,373,694
AMT (AGM), 5.00%, 6/15/37	305	310,362
Delaware River Port Authority, RB:
5.00%, 1/01/37	315	341,879
Series D, 5.00%, 1/01/40	750	791,167
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/41 (b)	575	137,661
CAB, Sub-Series A-3, 0.00%, 12/01/42 (b)	660	152,137
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (b)	225	58,221
Series A, 5.00%, 12/01/38	500	541,890
Series A (AMBAC), 5.25%, 12/01/32	870	891,863
Sub-Series A, 5.13%, 12/01/26	100	110,145
Sub-Series A, 6.00%, 12/01/41	100	109,904
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	290	317,654
5.00%, 6/01/29	385	419,442

		5,556,019
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Utilities — 4.4%
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series, 5.25%, 8/01/40	$270	$297,748
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	100	106,365
Series C (AGM), 5.00%, 8/01/40	350	366,215
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	195	211,173
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	30	32,312
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	70	77,309
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	185	189,862

		1,280,984
Total Municipal Bonds in Pennsylvania		42,135,288

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	150	163,106
Total Municipal Bonds — 146.7%		42,298,394

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Pennsylvania — 5.1%
Education — 3.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	850	948,914
Health — 1.8%
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.13%, 6/01/34	500	534,175
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Pennsylvania — 5.1%		1,483,089
Total Long-Term Investments (Cost — $41,371,434) — 151.8%		43,781,483

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (d)(e)	1,224,599	1,224,599
Total Short-Term Securities (Cost — $ 1,224,599) — 4.3%		1,224,599
Total Investments (Cost — $ 42,596,033) — 156.1%		45,006,082
Other Assets Less Liabilities — 2.8%		793,087
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.3%)		(675,168)
VRDP Shares, at Liquidation Value — (56.6%)		(16,300,000)

Net Assets Applicable to Common Shares — 100.0%		$28,824,001

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	41

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS) (Percentages shown are based on Net Assets)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
BIF Pennsylvania Municipal Money Fund	1,396,790	(172,191)	1,224,599	—

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(47)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$5,847,828	$(19,018)

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$43,781,483	—	$43,781,483
Short-Term Securities	$1,224,599	—	—	1,224,599

Total	$1,224,599	$43,781,483	—	$45,006,082

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(19,018)	—	—	$(19,018)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carry amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$62,000	—	—	$62,000
Liabilities:
TOB trust certificates	—	$(675,000)	—	(675,000)
VRDP Shares	—	(16,300,000)	—	(16,300,000)

Total	$62,000	$(16,975,000)	—	$(16,913,000)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	43

Schedule of Investments April 30, 2014	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$655	$747,185
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	465	467,292
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	185	112,432
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	160	96,618
Senior Lien, Series A (AGM), 5.00%, 10/01/44	250	253,687
Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,259,805

		2,937,019
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	625	603,156
5.00%, 6/01/46	530	384,759

		987,915
Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,095,230
California — 9.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	720	787,889
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,196,426
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	437,500
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	390	390,086
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	325	325,842
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	475	465,600
California State Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,023,757
Various Capital Projects, Series I, 5.00%, 11/01/38	240	257,249
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	375	449,659
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	250	281,640
Senior, 5.00%, 5/15/40	1,875	2,020,931
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	122,409
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, County of Stanislaus Tobacco Funding Cop., Sub-Series C, 0.00%, 6/01/55 (c)	3,095	38,687
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	340	374,625
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	958,832
6.50%, 4/01/33	650	792,174

		9,923,306

Municipal Bonds	Par (000)	Value
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	$680	$771,099
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	440	441,822
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	349,050

		1,561,971
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	877,523
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,234,599

		2,112,122
District of Columbia — 3.3%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	717,165
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,340	1,435,180
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	167,087
5.25%, 10/01/44	1,000	1,051,870

		3,371,302
Florida — 4.4%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	1,500	1,506,750
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	195	208,324
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	925	952,944
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	950	1,083,618
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	785	768,177

		4,519,813
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	293,700
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,190,812

		1,484,512
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	469,153
Illinois — 21.3%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,400	1,404,270
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.63%, 1/01/35	800	870,512
Series A, 5.75%, 1/01/39	1,500	1,637,565
Series C, 6.50%, 1/01/41	1,855	2,152,245
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,000	1,009,440
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/32	1,000	1,037,550
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	260	275,800
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	352,298
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,415	1,460,492

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	$245	$270,115
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	327,350
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,775,500
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	145	134,009
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	730	769,858
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (c)	2,980	595,046
Series B (AGM), 5.00%, 6/15/50	1,280	1,305,933
Series B-2, 5.00%, 6/15/50	785	800,716
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	203,945
6.00%, 6/01/28	940	1,090,795
State of Illinois, GO:
5.00%, 2/01/39	480	497,208
Series A, 5.00%, 4/01/35	1,000	1,042,340
Series A, 5.00%, 4/01/38	1,135	1,174,589
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	221,682
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	268,390
5.00%, 4/01/44	310	330,978

		22,008,626
Indiana — 5.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	320	320,877
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	262,765
7.00%, 1/01/44	1,090	1,176,437
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,121,725
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	141,365
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	471,115
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	285,293
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	1,060	1,061,346
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	392,983
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	432,200

		5,666,106
Iowa — 2.6%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	365	345,440
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	300	303,630
5.50%, 12/01/22	730	741,775
5.25%, 12/01/25	145	144,943
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	515	537,974
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	710	604,380

		2,678,142
Municipal Bonds	Par (000)	Value
Kentucky — 3.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	$310	$333,197
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	5,000	3,264,100
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	375	228,349

		3,825,646
Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,173,445
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	345,849
5.25%, 5/15/31	270	285,690
5.25%, 5/15/32	345	362,885
5.25%, 5/15/33	375	393,405
5.25%, 5/15/35	160	167,920

		2,729,194
Maryland — 1.9%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	140,631
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,069,890
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	749,340

		1,959,861
Massachusetts — 0.4%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	445	447,398
Michigan — 4.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	495	477,774
5.25%, 7/01/39	1,925	1,872,448
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	526,961
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	459,899
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	503,505
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	1,000	1,226,520

		5,067,107
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	86,500
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	340,461
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	84,594

		511,555

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	$260	$275,080
5.00%, 9/01/42	455	470,320
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	768,996

		1,514,396
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	937,816
New Jersey — 7.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	645	44,750
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,090	1,102,884
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	145	146,541
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	500	526,345
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	751,530
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,731,372
Series E, 5.25%, 1/01/40	1,355	1,480,324
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	575	632,098
Series B, 5.25%, 6/15/36	775	841,007
Rutgers-The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	160	176,576
5.00%, 5/01/43	165	180,635
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	540	522,947

		8,137,009
New York — 10.5%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	315	47,269
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (g)	3,000	3,301,380
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,005,090
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	830,429
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	750	825,585
5.25%, 11/15/39	265	291,937
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	418,734
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	2,145	2,222,842
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	560	627,362
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	330	331,779
Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	$410	$450,947
6.00%, 12/01/42	395	433,738

		10,787,092
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	440	479,314
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	203,567

		682,881
Ohio — 2.1%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	219,931
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	912,621
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	1,000	1,014,860

		2,147,412
Oregon — 0.7%
Oregon State Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	744,630
Pennsylvania — 1.3%
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	636,588
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	370,823
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	385	367,968

		1,375,379
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,109,222
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	462,177
Texas — 14.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (e)(f)	730	20,075
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	744,172
Sub-Lien, 5.00%, 1/01/33	115	115,409
Sub-Lien, 5.00%, 1/01/42	100	97,219
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	532,632
City of Houston Texas Airport System, ARB, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/01/29	680	680,204
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	485	548,118
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,189,732
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	255,946

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	$145	$153,870
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (c)	4,750	1,113,970
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	4,935	1,647,796
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,503,794
La Joya Independent School District, GO, Refunding, Unlimited Tax, 4.00%, 2/15/32	1,400	1,458,142
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	500	555,085
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	640	178,925
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	1,025	1,098,083
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	579,740
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	570,710

		15,043,622
Virginia — 5.9%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,020,200
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,783,750
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Opco LLC Project, AMT:
5.25%, 1/01/32	250	261,918
6.00%, 1/01/37	1,845	2,000,810

		6,066,678
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	794,243
Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/31	2,000	2,153,580
Wyoming — 1.7%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,061,473
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	97,700
5.38%, 1/01/42	500	553,230

		1,712,403
Total Municipal Bonds — 123.2%		127,024,518

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	760	781,763
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	$855	$969,348
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,275,435
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	820,208
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	635,953

		5,700,944
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,210	1,255,097
Series C-7, 5.00%, 9/01/36	780	809,172

		2,064,269
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,727,403
Series X-3, 4.85%, 7/01/37	1,541	1,682,149

		3,409,552
Massachusetts — 2.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	784,196
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,980	2,126,619

		2,910,815
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	645	731,645
New York — 6.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	577,576
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	500	555,191
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,375	3,642,840
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	2,030	2,245,363

		7,020,970
Tennessee — 1.3%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	1,280	1,366,886
Texas — 5.4%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	843,664
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (i)	2,142	2,415,010
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,170,515
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,077,418

		5,506,607

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,154	$1,217,792
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	1,987,148
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	900	991,250
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	2,400	2,685,072

		3,676,322
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.3%		36,374,713
Total Long-Term Investments (Cost — $154,336,406) — 158.5%		163,399,231
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	2,167,802	$2,167,802
Total Short-Term Securities (Cost — $2,167,802) — 2.1%		2,167,802
Total Investments (Cost — $156,504,208) — 160.6%		165,567,033
Other Assets Less Liabilities — 1.3%		1,344,883
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.3%)		(20,943,208)
VMTP Shares, at Liquidation Value — (41.6%)		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$103,068,708

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $4,041,634.

(j)	Represents the current yield as of report date.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	2,349,913	(182,111)	2,167,802	$577

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(116)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$14,432,938	$(36,391)

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$163,399,231	—	$163,399,231
Short-Term Securities	$2,167,802	—	—	2,167,802

Total	$2,167,802	$163,399,231	—	$165,567,033

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(36,391)	—	—	$(36,391)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$208,000	—	—	$208,000
Liabilities:
Bank overdraft	—	$(745,246)	—	(745,246)
TOB trust certificates	—	(20,938,550)	—	(20,938,550)
VMTP Shares	—	(42,900,000)	—	(42,900,000)

Total	$208,000	$(64,583,796)	—	$(64,375,796)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	49

Statements of Assets and Liabilities

April 30, 2014	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$406,369,827	$247,017,403	$394,705,934	$1,011,633,439	$43,781,483	$163,399,231
Investments at value — affiliated[2]	7,042,672	787,037	2,353,008	14,688,018	1,224,599	2,167,802
Cash pledged for financial futures contracts	515,000	101,000	—	989,000	62,000	208,000
Interest receivable	4,906,348	3,480,274	5,243,447	15,131,537	661,855	2,418,890
Investments sold receivable	2,980,387	10,000	155,000	—	172,461	780,388
Deferred offering costs	49,261	—	—	93,390	101,242	29,400
Prepaid expenses	31,546	11,243	17,137	49,748	12,764	26,405

Total assets	421,895,041	251,406,957	402,474,526	1,042,585,132	46,016,404	169,030,116

Accrued Liabilities
Investments purchased payable	5,519,941	—	2,132,652	2,561,285	—	622,778
Income dividends payable — Common Shares	1,373,357	832,179	168,220	3,360,154	123,959	540,563
Bank overdraft	1,738,908	—	—	—	—	745,246
Investment advisory fees payable	117,873	131,332	163,964	506,774	22,471	81,729
Officer’s and Trustees’ fees payable	61,095	18,919	47,961	242,271	7,371	13,746
Interest expense and fees payable	6,720	36,385	4,407	29,489	168	4,658
Variation margin payable on financial futures contracts	165,377	20,672	—	305,441	19,828	48,938
Administration fees payable	50,552	—	—	—	—	—
Other accrued expenses payable	78,327	63,092	92,560	129,949	43,606	65,200

Total accrued liabilities	9,112,150	1,102,579	2,609,764	7,135,363	217,403	2,122,858

Other Liabilities
TOB trust certificates	23,584,555	89,035,874	3,750,000	126,072,926	675,000	20,938,550
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	—	—	—	16,300,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000

Total other liabilities	149,484,555	89,035,874	3,750,000	396,872,926	16,975,000	63,838,550

Total liabilities	158,596,705	90,138,453	6,359,764	404,008,289	17,192,403	65,961,408

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	67,951,467	—	—	—

Net Assets Applicable to Common Shareholders	$263,298,336	$161,268,504	$328,163,295	$638,576,843	$28,824,001	$103,068,708

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,459,400	$191,003,998	$292,453,576	$604,980,827	$28,545,964	$103,472,031
Undistributed net investment income	2,964,057	1,986,539	13,764,307	10,627,072	370,117	1,354,019
Accumulated net realized loss	(6,627,286)	(42,097,117)	(851,523)	(25,195,039)	(2,483,111)	(10,783,776)
Net unrealized appreciation/depreciation	28,502,165	10,375,084	22,796,935	48,163,983	2,391,031	9,026,434

Net Assets Applicable to Common Shareholders	$263,298,336	$161,268,504	$328,163,295	$638,576,843	$28,824,001	$103,068,708

Net asset value, per Common Share	$15.34	$12.02	$16.22	$14.27	$14.18	$14.11

[1] Investments at cost — unaffiliated	$377,797,896	$236,636,707	$371,908,999	$963,244,348	$41,371,434	$154,336,406
[2] Investments at cost — affiliated	$7,042,672	$787,037	$2,353,008	$14,688,018	$1,224,599	$2,167,802
[3] Preferred Shares outstanding	1,259	—	2,718	2,708	163	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	—	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,166,960	13,422,247	20,236,628	44,742,403	2,032,115	7,304,904
[7] Common Shares authorized	200 Million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2014

Statements of Operations

Year Ended April 30, 2014	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest	$19,966,880	$11,823,519	$17,765,864	$51,970,735	$2,038,460	$8,132,507
Income — affiliated	1,634	478	2,816	4,597	—	577

Total income	19,968,514	11,823,997	17,768,680	51,975,332	2,038,460	8,133,084

Expenses
Investment advisory	1,396,250	1,549,160	2,211,196	6,096,462	277,674	981,272
Administration	598,393	—	—	—	—	—
Professional	68,390	49,236	85,174	68,851	38,169	54,696
Accounting services	58,175	19,558	54,218	73,947	9,638	29,438
Transfer agent	33,054	23,035	53,779	53,595	16,869	21,532
Officer and Directors	28,362	16,744	36,212	73,205	3,110	10,736
Remarketing fees on Preferred Shares	—	—	165,837	—	—	—
Custodian	24,119	12,912	26,561	44,556	6,974	12,998
Registration	9,270	9,242	9,127	15,506	893	9,144
Printing	8,283	7,656	11,910	15,108	7,006	8,519
Miscellaneous	70,428	31,423	73,573	75,031	34,168	64,161

Total expenses excluding interest expense, fees and amortization of offering costs	2,294,724	1,718,966	2,727,587	6,516,261	394,501	1,192,496
Interest expense, fees and amortization of offering costs[1]	1,577,752	631,908	22,523	3,915,993	183,596	647,355

Total expenses	3,872,476	2,350,874	2,750,110	10,432,254	578,097	1,839,851
Less fees waived by Manager.	(1,182)	(116,998)	(2,431)	(3,474)	(34)	(451)

Total expenses after fees waived	3,871,294	2,233,876	2,747,679	10,428,780	578,063	1,839,400

Net investment income	16,097,220	9,590,121	15,021,001	41,546,552	1,460,397	6,293,684

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,973,752)	(1,725,219)	649,633	(6,642,278)	(629,574)	(1,291,791)
Financial futures contracts	(33,973)	(96,575)	—	(262,939)	32,680	(25,177)

	(3,007,725)	(1,821,794)	649,633	(6,905,217)	(596,894)	(1,316,968)

Net change in unrealized appreciation/depreciation on:
Investments	(14,185,321)	(8,935,965)	(11,991,297)	(44,747,732)	(1,889,405)	(7,106,599)
Financial futures contracts	201,904	(5,612)	—	353,662	37,364	90,447

	(13,983,417)	(8,941,577)	(11,991,297)	(44,394,070)	(1,852,041)	(7,016,152)

Total realized and unrealized loss	(16,991,142)	(10,763,371)	(11,341,664)	(51,299,287)	(2,448,935)	(8,333,120)

Dividends to AMPS Shareholders From
Net investment income	—	—	(155,085)	—	—	—

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(893,922)	$(1,173,250)	$3,524,252	$(9,752,735)	$(988,538)	$(2,039,436)

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	51

Statements of Changes in Net Assets

	BlackRock Investment Quality		BlackRock Long-Term
	Municipal Trust, Inc. (BKN)		Municipal Advantage Trust (BTA)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$16,097,220	$16,140,893	$9,590,121	$9,872,508
Net realized gain (loss)	(3,007,725)	4,950,889	(1,821,794)	1,133,269
Net change in unrealized appreciation/depreciation	(13,983,417)	12,247,650	(8,941,577)	8,097,727

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(893,922)	33,339,432	(1,173,250)	19,103,504

Dividends to Common Shareholders From[1]
Net investment income	(16,474,796)	(16,870,941)	(9,986,152)	(10,248,277)

Capital Share Transactions
Reinvestment of common dividends	153,255	670,480	—	357,617

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(17,215,463)	17,138,971	(11,159,402)	9,212,844
Beginning of year	280,513,799	263,374,828	172,427,906	163,215,062

End of year	$263,298,336	$280,513,799	$161,268,504	$172,427,906

Undistributed net investment income, end of year	$2,964,057	$3,309,395	$1,986,539	$2,046,148

	BlackRock Municipal 2020		BlackRock Municipal
	Term Trust (BKK)		Income Trust (BFK)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$15,021,001	$18,164,482	$41,546,552	$41,559,480
Net realized gain (loss)	649,633	402,157	(6,905,217)	3,460,265
Net change in unrealized appreciation/depreciation	(11,991,297)	10,245,492	(44,394,070)	36,798,026
Dividends to AMPS Shareholders from net investment income	(155,085)	(424,074)

Net increase in net assets applicable to Common Shareholders resulting from operations	3,524,252	28,388,057	(9,752,735)	81,817,771

Dividends to Common Shareholders From[1]
Net investment income	(16,351,196)	(18,455,805)	(40,558,222)	(43,007,944)

Capital Share Transactions
Reinvestment of common dividends	—	—	180,644	1,400,760

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(12,826,944)	9,932,252	(50,130,313)	40,210,587
Beginning of year	340,990,239	331,057,987	688,707,156	648,496,569

End of year	$328,163,295	$340,990,239	$638,576,843	$688,707,156

Undistributed net investment income, end of year	$13,764,307	$16,594,511	$10,627,072	$9,529,224

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$1,460,397	$1,617,126	$6,293,684	$6,238,936
Net realized gain (loss)	(596,894)	174,030	(1,316,968)	605,942
Net change in unrealized appreciation/depreciation	(1,852,041)	744,830	(7,016,152)	5,852,341
Dividends to AMPS Shareholders from net investment income	—	(8,984)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(988,538)	2,527,002	(2,039,436)	12,697,219

Dividends to Common Shareholders From[1]
Net investment income	(1,583,847)	(1,764,339)	(6,495,251)	(6,484,152)

Capital Share Transactions
Reinvestment of common dividends	—	54,903	—	81,826

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,572,385)	817,566	(8,534,687)	6,294,893
Beginning of year	31,396,386	30,578,820	111,603,395	105,308,502

End of year	$28,824,001	$31,396,386	$103,068,708	$111,603,395

Undistributed net investment income, end of year	$370,117	$499,650	$1,354,019	$1,513,919

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	53

Statements of Cash Flows

Year Ended April 30, 2014	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations, excluding dividends to AMPS shareholders	$(893,922)	$(1,173,250)	$(9,752,735)	$(988,538)	$(2,039,436)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	264,155	323,558	124,431	95,829	23,302
Decrease in variation margin receivable on financial futures contracts	14,906	—	30,469	2,625	6,281
(Increase) decrease in prepaid expenses	16,260	(1,563)	(13,881)	(11,149)	(20,830)
(Increase) decrease in cash pledged for financial futures contracts	(309,000)	(101,000)	(561,000)	(26,000)	(119,000)
Increase (decrease) in investment advisory fees payable	(6,000)	4,622	(46,800)	(3,753)	(7,382)
Increase (decrease) in interest expense and fees payable	(6,192)	(54,787)	(70,646)	(2,560)	(10,776)
Increase (decrease) in administration fees payable	(2,648)	—	—	—	—
Increase (decrease) in other accrued expenses payable	3,711	(4,296)	(83,240)	4,491	14,752
Increase in variation margin payable on financial futures contracts	165,377	20,672	305,441	19,828	48,938
Increase in Officer’s and Directors’ fees payable	4,363	2,029	14,597	439	1,279
Net realized gain (loss) on investments	2,973,752	1,725,219	6,642,278	629,574	1,291,791
Net unrealized loss on investments	14,185,321	8,935,965	44,747,732	1,889,405	7,106,599
Amortization of premium and accretion of discount on investments	(2,225,088)	441,837	(614,634)	156,193	(24,305)
Proceeds from sales of long-term investments	124,357,991	82,518,302	260,968,647	12,365,667	41,253,214
Purchases of long-term investments	(117,820,933)	(70,962,622)	(208,689,404)	(7,654,472)	(36,353,522)
Net proceeds from sales (purchases) of short-term securities	(2,567,135)	133,387	(12,014,708)	172,191	382,111

Cash provided by operating activities	18,154,918	21,808,073	80,986,547	6,649,770	11,553,016

Cash Used for Financing Activities
Payments on redemption of AMPS	—	—	—	—	—
Proceeds from TOB trust certificates	1,785,000	24,494,841	20,403,189	—	3,809,722
Repayments of TOB trust certificates	(5,398,826)	(36,971,837)	(64,593,277)	(5,049,261)	(10,246,411)
Cash dividends paid to Common Shareholders	(16,320,688)	(9,986,152)	(40,600,283)	(1,604,168)	(6,495,251)
Increase (decrease) in bank overdraft	1,738,908	—	—	—	745,246
Increase in amortization of deferred offering costs	40,688	—	142,153	3,659	45,797

Cash used for financing activities	(18,154,918)	(22,463,148)	(84,648,218)	(6,649,770)	(12,140,897)

Cash
Net increase (decrease) in cash	—	(655,075)	(3,661,671)	—	(587,881)
Cash at beginning of year	—	655,075	3,661,671	—	587,881

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$1,543,256	$686,695	$3,844,486	$182,497	$612,334

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$153,255	—	$180,644	—	—

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$15.39	$12.75		$13.68		$11.63

Net investment income[1]	0.94	0.94	0.98		1.04		1.07
Net realized and unrealized gain (loss)	(0.99)	1.00	2.68		(0.93)		1.96
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	(0.05)	1.94	3.65		0.08		3.00

Dividends to Common Shareholders from net investment income[2]	(0.96)	(0.98)	(1.01)		(1.01)		(0.95)

Net asset value, end of year	$15.34	$16.35	$15.39		$12.75		$13.68

Market price, end of year	$14.86	$16.11	$15.75		$13.08		$14.19

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.41%	12.89%	29.46%		0.49%		26.55%

Based on market price	(1.28)%	8.69%	29.15%		(0.61)%		34.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.48%	1.26%	[4]	1.08%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly	1.55%	1.48%	1.26%	[4]	1.08%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.92%	0.87%	0.99%	[4,6]	1.04%	[4]	1.06%	[4]

Net investment income	6.45%	5.87%	6.94%	[4]	7.83%	[4]	8.29%	[4]

Dividends to AMPS Shareholders	—	—	0.09%		0.23%		0.26%

Net investment income to Common Shareholders	6.45%	5.87%	6.85%		7.60%		8.03%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$263,298	$280,514	$263,375		$217,541		$232,471

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$125,950		$125,950

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900		—		—

Portfolio turnover	29%	33%	47%		38%		43%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$68,183		$71,147

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$309,133	$322,807	$309,194		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	55

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$12.85	$12.19	$10.51	$11.27	$9.52

Net investment income[1]	0.71	0.74	0.75	0.76	0.75
Net realized and unrealized gain (loss)	(0.80)	0.68	1.70	(0.79)	1.69

Net increase (decrease) from investment operations	(0.09)	1.42	2.45	(0.03)	2.44

Dividends from net investment income[2]	(0.74)	(0.76)	(0.77)	(0.73)	(0.69)

Net asset value, end of year	$12.02	$12.85	$12.19	$10.51	$11.27

Market price, end of year	$11.29	$12.50	$12.27	$10.20	$10.77

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.28%	11.95%	24.09%	(0.18)%	26.81%

Based on market price	(3.17)%	8.19%	28.70%	1.37%	31.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.55%	1.69%	1.81%	1.80%

Total expenses after fees waived and before fees paid indirectly	1.44%	1.37%	1.42%	1.43%	1.40%

Total expenses after fees waived and paid indirectly	1.44%	1.37%	1.42%	1.43%	1.40%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.03%	0.92%	0.86%	0.78%	0.75%

Net investment income	6.19%	5.80%	6.60%	6.97%	7.07%

Supplemental Data
Net assets, end of year (000)	$161,269	$172,428	$163,215	$140,510	$150,357

Portfolio turnover	27%	16%	26%	12%	30%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBS. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.85	$16.36	$14.63	$14.51	$12.04

Net investment income[1]	0.74	0.90	1.02	1.06	1.10
Net realized and unrealized gain (loss)	(0.55)	0.52	1.48	(0.15)	2.16
Dividends to AMPs Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)

Net increase (decrease) from investment operations	0.18	1.40	2.48	0.87	3.22

Dividends to Common Shareholders from net investment income[2]	(0.81)	(0.91)	(0.75)	(0.75)	(0.75)

Net asset value, end of year	$16.22	$16.85	$16.36	$14.63	$14.51

Market price, end of year	$16.61	$16.64	$16.06	$15.06	$14.89

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	1.17%	8.72%	17.27%	5.96%	26.97%

Based on market price	4.91%	9.37%	11.83%	6.29%	23.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.84%	0.94%	0.99%	1.03%	1.06%

Total expenses after fees waived and paid indirectly[4]	0.84%	0.94%	0.99%	1.03%	1.06%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[4,5]	0.84% [6]	0.93% [6]	0.98% [6]	1.02%	1.05%

Net investment income[4]	4.61%	5.38%	6.57%	7.26%	8.08%

Dividends to AMPs Shareholders	0.05%	0.13%	0.13%	0.24%	0.28%

Net investment income to Common Shareholders	4.56%	5.25%	6.44%	7.02%	7.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$328,163	$340,990	$331,058	$296,082	$293,549

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$67,950	$161,250	$173,850	$173,850	$173,850

Portfolio turnover	8%	14%	18%	9%	6%

Asset coverage per AMPs at $25,000 liquidation preference, end of year	$145,738	$77,867	$72,607	$67,579	$67,215

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

[6]

For the years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.79%, 0.85% and 0.90%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	57

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.40	$14.53	$12.16		$13.23		$10.74

Net investment income[1]	0.93	0.93	0.95		1.01		1.03
Net realized and unrealized gain (loss)	(1.15)	0.90	2.39		(1.11)		2.42
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)

Net increase (decrease) from investment operations	(0.22)	1.83	3.33		(0.12)		3.42

Dividends to Common Shareholders from net investment income[2]	(0.91)	(0.96)	(0.96)		(0.95)		(0.93)

Net asset value, end of year	$14.27	$15.40	$14.53		$12.16		$13.23

Market price, end of year	$13.57	$15.40	$14.83		$12.35		$13.44

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(0.72)%	12.84%	28.24%		(1.04)%		32.75%

Based on market price	(5.59)%	10.55%	28.87%		(1.07)%		30.49%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.71%	1.71%	1.45%	[4]	1.26%	[4]	1.26%	[4]

Total expenses after fees waived and paid indirectly	1.71%	1.71%	1.45%	[4]	1.24%	[4]	1.15%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.07%	1.05%	1.14%	[4,6]	1.14%	[4]	1.07%	[4]

Net investment income	6.81%	6.13%	7.06%	[4]	7.84%	[4]	8.37%	[4]

Dividends to AMPS Shareholders	—	—	0.07%		0.20%		0.23%

Net investment income to Common Shareholders	6.81%	6.13%	6.99%		7.64%		8.14%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$638,577	$688,707	$648,497		$541,097		$587,250

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$270,875		$270,875

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800		—		—

Portfolio turnover	20%	13%	17%		18%		32%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$74,941		$79,201

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$335,811	$354,323	$339,474		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

	Year Ended April 30,
	2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.45	$15.07		$13.11		$13.86		$11.87

Net investment income[1]	0.72	0.80		0.90		0.98		0.92
Net realized and unrealized gain (loss)	(1.21)	0.45		1.99		(0.81)		1.83
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.02)		(0.03)		(0.04)

Net increase (decrease) from investment operations	(0.49)	1.25		2.87		0.14		2.71

Dividends to Common Shareholders from net investment income[3]	(0.78)	(0.87)		(0.91)		(0.89)		(0.72)

Net asset value, end of year	$14.18	$15.45		$15.07		$13.11		$13.86

Market price, end of year	$12.90	$15.04		$15.27		$12.99		$13.88

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(2.24)%	8.45%		22.57%		1.07%		23.80%

Based on market price	(8.64)%	4.19%		25.34%		0.00%		49.41%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08%	2.09%	[5]	1.72%	[5]	1.56%	[5]	1.60%	[5]

Total expenses after fees waived and paid indirectly	2.08%	2.09%	[5]	1.71%	[5]	1.55%	[5]	1.59%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.42%	1.44%	[5,7]	1.58%	[5,7]	1.43%	[5]	1.57%	[5]

Net investment income	5.26%	5.16%	[5]	6.30%	[5]	7.28%	[5]	6.94%	[5]

Dividends to AMPS Shareholders	—	0.03%		0.13%		0.25%		0.28%

Net investment income to Common Shareholders	5.26%	5.13%		6.17%		7.03%		6.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$28,824	$31,396		$30,579		$26,574		$28,038

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$16,325		$16,325		$16,325

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,300	$16,300		—		—		—

Portfolio turnover	15%	14%		34%		17%		19%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$71,828		$65,697		$67,939

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$276,834	$292,616		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.43% and 1.52%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	59

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.28	$14.43	$12.27		$13.00		$10.95

Net investment income[1]	0.86	0.85	0.89		0.94		0.96
Net realized and unrealized gain (loss)	(1.14)	0.89	2.17		(0.77)		1.96
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)

Net increase (decrease) from investment operations	(0.28)	1.74	3.05		0.15		2.89

Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)	(0.89)		(0.88)		(0.84)

Net asset value, end of year	$14.11	$15.28	$14.43		$12.27		$13.00

Market price, end of year	$13.26	$14.97	$14.38		$11.88		$12.95

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(0.94)%	12.29%	25.65%		1.19%		27.36%

Based on market price	(4.99)%	10.40%	29.32%		(1.65)%		36.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.87%	1.84%	1.55%	[4]	1.39%	[4]	1.36%	[4]

Total expenses after fees waived and paid indirectly	1.87%	1.84%	1.55%	[4]	1.39%	[4]	1.36%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.21%	1.17%	1.23%	[4,6]	1.28%	[4]	1.26%	[4]

Net investment income	6.40%	5.68%	6.64%	[4]	7.38%	[4]	7.91%	[4]

Dividends to AMPS Shareholders	—	—	0.07%		0.19%		0.22%

Net investment income to Common Shareholders	6.40%	5.68%	6.57%		7.19%		7.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$103,069	$111,603	$105,309		$89,481		$94,736

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$42,975		$42,975

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900		—		—

Portfolio turnover	22%	18%	30%		20%		32%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$77,055		$80,113

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$340,253	$360,148	$345,474		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/ trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

ANNUAL REPORT	APRIL 30, 2014	61

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating trusts that contributed the municipal bonds to the TOB Trust. If multiple trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity

62	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Trusts at April 30, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments, including the maximum potential amounts owed by the Trusts at April 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$42,559,570	$23,584,555	0.10 - 0.34%
BTA	$141,466,724	$89,035,874	0.10 - 0.27%
BKK	$5,634,000	$3,750,000	0.32%
BFK	$219,510,434	$126,072,926	0.09 - 0.32%
BPS	$1,483,089	$675,000	0.11 - 0.13%
BSD	$36,374,713	$20,938,550	0.09 - 0.32%

For the year ended April 30, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$23,348,449	0.66%
BTA	$85,523,652	0.56%
BKK	$3,750,000	0.60%
BFK	$136,208,885	0.64%
BPS	$2,215,910	0.61%
BSD	$22,302,477	0.64%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2014
		Derivative Liabilities
		BKN	BTA	BFK	BPS	BSD
	Statements of Assets and Liabilities Location
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(69,766)	$(5,612)	$(225,108)	$(19,018)	$(36,391)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

ANNUAL REPORT	APRIL 30, 2014	63

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2014
	Net Realized Gain (Loss) From
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$(33,973)	$(96,575)	$(262,939)	$32,680	$(25,177)

	Net Change in Unrealized Appreciation/Depreciation on
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts:
Financial futures contracts	$201,904	$(5,612)	$353,662	$37,364	$90,447

For the year ended April 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN		BTA	BFK	BPS	BSD
Financial futures contracts:
Average number of contracts purchased	100	[1]	—	—	—	—
Average number of contracts sold	174		25	368	23	59
Average notional value of contracts purchased	$12,391,918	[1]	—	—	—	—
Average notional value of contracts sold	$21,790,578		$3,064,605	$46,045,961	$2,850,840	$7,360,965

[1]	Actual contract amount shown due to limited activity

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus its total accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus its total liabilities.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BTA through January 31, 2014 as a percentage of its average daily net assets at the rate of 0.10%. As of the period ended January 31, 2014, the Manager waived the amounts of $116,512, which are included in fees waived by advisor in the Statements of Operations.

BKN has an Administration Agreement with the Manager. The Administration fee paid to the manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets including proceeds from the issuance of Preferred Shares and TOBs.

64	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended April 30, 2014, the amounts waived were as follows:

BKN	$1,182
BTA	$486
BKK	$2,431
BFK	$3,474
BPS	$34
BSD	$451

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2014, the sale transactions for BKN with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $2,059,002.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended April 30, 2014, were as follows:

	Purchases	Sales
BKN	$114,768,531	$126,833,378
BTA	$69,045,526	$82,438,302
BKK	$34,670,069	$128,049,455
BFK	$200,533,303	$260,578,647
BPS	$6,904,472	$12,538,128
BSD	$35,252,929	$41,988,602

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014 attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BPS	BSD
Paid-in capital	$(77,663)	$(701,315)	$1,344,000	$(2,721,443)	$(3,659)	$(46,568)
Undistributed net investment income	$32,238	$336,422	$(1,344,924)	$109,518	$(6,083)	$41,667
Accumulated net realized loss	$45,425	$364,893	$924	$2,611,925	$9,742	$4,901

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

		BKN	BTA	BKK	BFK	BPS	BSD
Tax-exempt income[1]	4/30/2014	$17,814,511	$9,985,897	$16,506,002	$43,440,159	$1,747,018	$6,945,294
	4/30/2013	18,244,178	10,246,542	18,878,656	46,079,263	1,905,658	6,971,833
Ordinary income[2]	4/30/2014	6,966	255	279	15,089	3,152	9,104
	4/30/2013	80,501	1,735	1,223	52,489	25,240	7,014

Total	4/30/2014	$17,821,477	$9,986,152	$16,506,281	$43,455,248	$1,750,170	$6,954,398

	4/30/2013	$18,324,679	$10,248,277	$18,879,879	$46,131,752	$1,930,898	$6,978,847

[1]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2014 as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of April 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Undistributed tax-exempt income	$2,958,641	$1,432,854	$13,538,207	$9,663,625	$340,365	$1,286,208
Undistributed ordinary income	—	12,790	—	315,420	2,379	398
Capital loss carryforwards	(5,106,868)	(40,342,558)	(754,685)	(15,840,811)	(2,360,403)	(9,436,524)
Net unrealized gains[3]	28,548,552	9,939,412	22,965,339	45,616,125	2,369,839	8,706,163
Qualified late-year losses[4]	(1,561,389)	(777,992)	(39,142)	(6,158,343)	(74,143)	(959,568)

Total	$24,838,936	$(29,735,494)	$35,709,719	$33,596,016	$278,037	$(403,323)

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

[4]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

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Notes to Financial Statements (continued)

As of April 30, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2015	—	—	—	$606,017	—	—
2016	—	$22,052,642	—	10,207,532	$127,957	—
2017	$2,716,981	6,882,935	—	2,065,704	929,529	$3,887,588
2018	1,174,679	4,821,726	—	2,455,638	586,549	2,381,683
2019	—	951,237	$754,685	—	—	2,978,126
No expiration date[5]	1,215,208	5,634,018	—	505,920	716,368	189,127

Total	$5,106,868	$40,342,558	$754,685	$15,840,811	$2,360,403	$9,436,524

[5]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2014, BKK utilized $689,744 of its capital loss carryforwards.

As of April 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Tax cost	$361,221,460	$148,726,434	$370,186,932	$854,212,379	$41,954,241	$135,900,118

Gross unrealized appreciation	32,319,394	14,001,720	25,352,061	64,204,887	2,591,771	11,150,434
Gross unrealized depreciation	(3,712,910)	(3,959,588)	(2,230,051)	(18,168,735)	(214,930)	(2,422,069)

Net unrealized appreciation	$28,606,484	$10,042,132	$23,122,010	$46,036,152	$2,376,841	$8,728,365

8. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of April 30, 2014, BKN, BTA, BPS and BSD invested a significant portion of their assets in securities in the health sector. BSD invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting the health or transportation sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need

66	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30,
	2014	2013
BKN	10,644	41,693
BTA	—	28,270
BFK	12,577	91,781
BPS	—	3,536
BSD	—	5,389

Shares issued and outstanding remained constant for BKK for the year ended April 30, 2014 and the year ended April 30, 2013.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BPS has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BPS is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BPS is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BPS	6/14/12	163	$16,300,000	7/01/42

BPS entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BPS and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BPS does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BPS is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BPS is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance BPS will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BPS is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BPS is required to begin to segregate liquid assets with the Trust’s

ANNUAL REPORT	APRIL 30, 2014	67

Notes to Financial Statements (continued)

custodian to fund the redemption. In addition, BPS is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BPS. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BPS must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BPS may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. None of BPS’s VRDP Shares were tendered for remarketing during the year ended April 30, 2014.

The annualized dividend rates for the VRDP Shares for the year ended April 30, 2014 were as follows:

Rate
BPS	1.02%

Upon issuance of the VRDP Shares on June 14, 2012, BPS announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BPS is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industries and Financial Market Association Municipal Swap Index (“SIFMA”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BPS redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and BPS may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	1/02/15
BFK	12/16/11	2,708	$270,800,000	1/02/15
BSD	12/16/11	429	$42,900,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+

68	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2014 were as follows:

Rate
BKN	1.07%
BFK	1.07%
BSD	1.07%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended April 30, 2014.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BKK in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of BKK approved an amendment to BKK’s Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of BKK believes the removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

The AMPS outstanding as of the year ended April 30, 2014 were as follows:

	Series	AMPS	Effective Yield	Reset Frequency Days	Moody’s Rating
BKK	M-7	906	0.20%	7	Aa1
	W-7	906	0.20%	7	Aa1
	F-7	906	0.20%	7	Aa1

Dividends on BKK’s AMPS are cumulative at a rate, which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned.

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Notes to Financial Statements (continued)

The maximum applicable rate on the AMPS is footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK and BPS for the period were as follows:

	Series	Low	High	Average
BKK	M-7	0.07%	0.36%	0.13%
	W-7	0.07%	0.38%	0.13%
	F-7	0.07%	0.36%	0.13%

Since February 13, 2008, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.07% to 0.38% for the year ended April 30, 2014. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of the Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	5/23/2013	82	$2,050,000
	F-7	5/28/2013	82	$2,050,000
	M-7	5/28/2013	82	$2,050,000
	W-7	8/1/2013	413	$10,325,000
	F-7	8/5/2013	413	$10,325,000
	M-7	8/6/2013	413	$10,325,000
	F-7	9/9/2013	98	$2,450,000
	M-7	9/10/2013	98	$2,450,000
	W-7	9/12/2013	98	$2,450,000
	F-7	10/7/2013	89	$2,225,000
	M-7	10/8/2013	89	$2,225,000
	W-7	10/10/2013	89	$2,225,000
	W-7	11/29/2013	132	$3,300,000
	F-7	12/2/2013	132	$3,300,000
	M-7	12/3/2013	132	$3,300,000
	M-7	12/31/2013	111	$2,775,000
	W-7	1/2/2014	111	$2,775,000
	F-7	1/6/2014	111	$2,775,000
	W-7	1/16/2014	114	$2,850,000
	F-7	1/21/2014	114	$2,850,000
	M-7	1/21/2014	114	$2,850,000
	W-7	2/27/2014	205	$5,125,000
	F-7	3/3/2014	205	$5,125,000
	M-7	3/4/2014	205	$5,125,000

During the year ended April 30, 2013, BKK and BPS announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	1/22/13	142	$3,550,000
	M-7	1/22/13	142	$3,550,000
	W-7	1/24/13	142	$3,550,000
	F-7	1/28/13	26	$650,000
	M-7	1/29/13	26	$650,000
	W-7	1/31/13	26	$650,000

As of April 30, 2014, there were no AMPS outstanding on BPS.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on June 2, 2014 to shareholders of record on May 15, 2014 as follows:

Common Dividend Per Share
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.07510
BPS	$0.06100
BSD	$0.07400

Additionally, the Trusts declared dividends on June 2, 2014 payable to Common Shareholders of record on June 16, 2014 as follows:

Per Common Share
Tax-Exempt Dividends Declared
BKN	$0.08000
BTA	$0.06200
BKK	$0.06225
BFK	$0.07510
BPS	$0.06100
BSD	$0.07400

70	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (concluded)

The dividends declared on AMPS, VRDP or VMTP Shares for the period May 1, 2014 to May 31, 2014 were as follows:

	Series	AMPS/VRDP/VMTP Dividends Declared
BKN VMTP Shares	W-7	$115,759
BKK AMPS Shares	M-7	$2,709
	W-7	$3,561
	F-7	$2,790
BFK VMTP Shares	W-7	$248,988
BPS VRDP Shares	W-7	$14,746
BSD VMTP Shares	W-7	$39,445

On May 16, 2014, BKK announced the following redemption of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date.

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	6/05/14	110	$2,750,000
	F-7	6/09/14	110	$2,750,000
	M-7	6/10/14	110	$2,750,000

ANNUAL REPORT	APRIL 30, 2014	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), including the schedules of investments, as of April 30, 2014, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust and BlackRock Strategic Municipal Trust as of April 30, 2014, the results of their operations for the year then ended, their cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 25, 2014

72	ANNUAL REPORT	APRIL 30, 2014

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK, BPS and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	APRIL 30, 2014	73

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[3] 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988. Director, KKR Financial Corporation (finance) from 2004 to 2014.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

74	ANNUAL REPORT	APRIL 30, 2014

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

[1]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[3]    Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[4]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding a good cause thereof.

ANNUAL REPORT	APRIL 30, 2014	75

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Trusts serve at the pleasure of the Boards.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10022	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent CitiGroup Global Markets, Inc. New York, NY 10179	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trusts. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

76	ANNUAL REPORT	APRIL 30, 2014

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, other than as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	APRIL 30, 2014	77

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	ANNUAL REPORT	APRIL 30, 2014

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI6-4/14-AR	.